                              [FDX Corporate Logo]

                                CREDIT AGREEMENT

                                      Among


                                FDX CORPORATION,

                                  THE LENDERS,

                          J.P. MORGAN SECURITIES INC.,
                           SALOMON SMITH BARNEY, INC.,
                             CHASE SECURITIES INC.,
                           CREDIT SUISSE FIRST BOSTON
                                       and
                      FIRST CHICAGO CAPITAL MARKETS, INC.,
                                as Co-Arrangers,

             CHASE SECURITIES INC. and J.P. MORGAN SECURITIES INC.,
                             As Joint Book Managers,

                      FIRST CHICAGO CAPITAL MARKETS, INC.,
                             as Documentation Agent,

                           CREDIT SUISSE FIRST BOSTON
                                       and
                            THE CHASE MANHATTAN BANK,
                            as Co-Syndication Agents,

                                 CITIBANK, N.A.,
                             as Administrative Agent

                                       and

                   MORGAN GUARANTY TRUST COMPANY OF NEW YORK,
                                 as Paying Agent

                          Dated as of December 10, 1998

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                                TABLE OF CONTENTS
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ARTICLE I:         DEFINITIONS                                                                                   1


ARTICLE II: THE CREDITS                                                                                         19

         2.1.      COMMITMENTS..................................................................................19
         2.2.      MANDATORY PAYMENTS; TERMINATION..............................................................19
         2.3.      RATABLE LOANS; TYPES OF ADVANCES.............................................................20
         2.4.      RESERVED.....................................................................................20
         2.5.      FACILITY FEES; REDUCTIONS IN AGGREGATE COMMITMENT............................................20
         2.6.      MINIMUM AMOUNT OF EACH ADVANCE...............................................................20
         2.7.      OPTIONAL PRINCIPAL PAYMENTS..................................................................20
         2.8.      METHOD OF SELECTING TYPES AND INTEREST PERIODS FOR NEW ADVANCES..............................21
         2.9.      CONVERSION AND CONTINUATION OF OUTSTANDING ADVANCES..........................................21
         2.10.     INTEREST.....................................................................................22
         2.11.     RATES APPLICABLE AFTER MATURITY OF ADVANCES..................................................22
         2.12.     METHOD OF PAYMENT............................................................................22
         2.13.     EVIDENCE OF DEBT; TELEPHONIC NOTICES.........................................................23
         2.14.     INTEREST PAYMENT DATES; INTEREST AND FEE BASIS...............................................23
         2.15.     NOTIFICATION OF ADVANCES, INTEREST RATES, PREPAYMENTS AND COMMITMENT REDUCTIONS..............24
         2.16.     LENDING INSTALLATIONS........................................................................24
         2.17.     NON-RECEIPT OF FUNDS BY THE PAYING AGENT.....................................................24
         2.18.     WITHHOLDING TAX EXEMPTION....................................................................25

ARTICLE III:       CHANGE IN CIRCUMSTANCES                                                                      25

         3.1.      YIELD PROTECTION.............................................................................25
         3.2.      CHANGES IN CAPITAL ADEQUACY REGULATIONS......................................................26
         3.3.      AVAILABILITY OF TYPES OF ADVANCES............................................................26
         3.4.      FUNDING INDEMNIFICATION......................................................................26
         3.5.      LENDER STATEMENTS; SURVIVAL OF INDEMNITY.....................................................27

ARTICLE IV:        CONDITIONS PRECEDENT                                                                         27

         4.1.      CLOSING......................................................................................27
         4.2.      EACH ADVANCE.................................................................................29
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ARTICLE V:         REPRESENTATIONS AND WARRANTIES                                                               29

         5.1.      CORPORATE EXISTENCE AND STANDING.............................................................29
         5.2.      AUTHORIZATION AND VALIDITY...................................................................29
         5.3.      NO CONFLICT; GOVERNMENT CONSENT..............................................................30
         5.4.      FINANCIAL STATEMENTS.........................................................................30
         5.5.      TAXES........................................................................................30
         5.6.      LITIGATION AND CONTINGENT OBLIGATIONS........................................................31
         5.7.      SUBSIDIARIES.................................................................................31
         5.8.      ERISA........................................................................................31
         5.9.      ACCURACY OF INFORMATION......................................................................31
         5.10.     REGULATION U.................................................................................31
         5.11.     MATERIAL AGREEMENTS..........................................................................31
         5.12.     COMPLIANCE WITH LAWS.........................................................................31
         5.13.     EXISTING LIENS...............................................................................32
         5.14.     INVESTMENT COMPANY ACT.......................................................................32
         5.15.     CITIZENSHIP..................................................................................32
         5.16.     STATUS AS AIR CARRIER........................................................................32
         5.17.     PARI PASSU...................................................................................32
         5.18.     MATERIAL ADVERSE EFFECT......................................................................32
         5.19.     YEAR 2000 COMPLIANCE.........................................................................33

ARTICLE VI:  COVENANTS                                                                                          33

         6.1.      FINANCIAL REPORTING..........................................................................33
         6.2.      USE OF PROCEEDS..............................................................................35
         6.3.      NOTICE OF DEFAULT............................................................................35
         6.4.      CONDUCT OF BUSINESS..........................................................................36
         6.5.      CITIZENSHIP AND REGULATORY CERTIFICATES......................................................36
         6.6.      PAYMENT OF TAXES.............................................................................36
         6.7.      INSURANCE....................................................................................37
         6.8.      COMPLIANCE WITH LAWS.........................................................................37
         6.9.      MAINTENANCE OF PROPERTIES....................................................................37
         6.10.     INSPECTION...................................................................................37
         6.11.     DIVIDEND DECLARATIONS........................................................................37
         6.12.     LEVERAGE.....................................................................................37
         6.13.     FIXED CHARGE COVERAGE........................................................................37
         6.14.     RESTRICTED INVESTMENTS.......................................................................37
         6.15.     MERGER AND CONSOLIDATION.....................................................................38
         6.16.     SALES OF ASSETS..............................................................................38
         6.17.     LOANS, ADVANCES AND INVESTMENTS..............................................................39
         6.18.     CONTINGENT LIABILITIES.......................................................................41
         6.19.     LIENS........................................................................................42

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         6.20.     GUARANTIES...................................................................................44
         6.21.     CERTAIN OBLIGATIONS RESPECTING SUBSIDIARIES..................................................44
         6.22.     INDEBTEDNESS OF CALIBER AND SUBSIDIARIES.....................................................45
         6.23.     EXISTING REVOLVING CREDIT DOCUMENTS..........................................................45
         6.24.     VALUE OF DESIGNATED COLLATERAL...............................................................45
         6.25.     NO NEGATIVE PLEDGES..........................................................................46
         6.26.     GRANT OF SECURITY INTEREST IN COLLATERAL.....................................................46
         6.27.     APPROVAL OF FORMS OF SECURITY DOCUMENTS......................................................48

ARTICLE VII:  DEFAULTS                                                                                          48

         7.1.      BREACH OF REPRESENTATION OR WARRANTY.........................................................48
         7.2.      FAILURE TO PAY...............................................................................48
         7.3.      BREACH OF CERTAIN COVENANTS..................................................................48
         7.4.      BREACH OF OTHER COVENANTS, LOAN DOCUMENTS, EXISTING REVOLVING CREDIT DOCUMENTS OR EXISTING
                   L/C FACILITY DOCUMENTS.......................................................................48
         7.5.      CROSS-DEFAULT................................................................................49
         7.6.      VOLUNTARY BANKRUPTCY, ETC....................................................................49
         7.7.      INVOLUNTARY BANKRUPTCY, ETC..................................................................49
         7.8.      JUDGMENTS....................................................................................50
         7.9.      ERISA........................................................................................50
         7.10.     SEIZURE......................................................................................50
         7.11.     ENVIRONMENTAL MATTERS........................................................................50
         7.12.     INVALIDITY, ETC. OF LOAN DOCUMENTS; FAILURE OF SECURITY......................................50

ARTICLE VIII:  ACCELERATION, WAIVERS, AMENDMENTS AND REMEDIES                                                   51

         8.1.      ACCELERATION.................................................................................51
         8.2.      AMENDMENTS...................................................................................51
         8.3.      PRESERVATION OF RIGHTS.......................................................................52

ARTICLE IX:        GENERAL PROVISIONS                                                                           53

         9.1.      SURVIVAL OF REPRESENTATIONS..................................................................53
         9.2.      GOVERNMENTAL REGULATION......................................................................53
         9.3.      TAXES........................................................................................53
         9.4.      HEADINGS.....................................................................................53
         9.5.      ENTIRE AGREEMENT.............................................................................53
         9.6.      SEVERAL OBLIGATIONS; BENEFITS OF THIS AGREEMENT..............................................53
         9.7.      EXPENSES; INDEMNIFICATION....................................................................53
         9.8.      NUMBERS OF DOCUMENTS.........................................................................54
         9.9.      SEVERABILITY OF PROVISIONS...................................................................54
         9.10.     NONLIABILITY OF LENDERS......................................................................54
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         9.11.     CHOICE OF LAW................................................................................54
         9.12.     CONSENT TO JURISDICTION......................................................................54
         9.13.     WAIVER OF JURY TRIAL.........................................................................55
         9.14.     CONFIDENTIALITY..............................................................................55
         9.15.     ACCOUNTING...................................................................................55
         9.16.     RELEASE OF GUARANTORS........................................................................55

ARTICLE X:  THE PAYING AGENT                                                                                    56

         10.1.     APPOINTMENT..................................................................................56
         10.2.     POWERS.......................................................................................56
         10.3.     GENERAL IMMUNITY.............................................................................56
         10.4.     NO RESPONSIBILITY FOR LOANS, RECITALS, ETC...................................................57
         10.5.     ACTION ON INSTRUCTIONS OF LENDERS............................................................57
         10.6.     EMPLOYMENT OF AGENTS AND COUNSEL.............................................................57
         10.7.     RELIANCE ON DOCUMENTS; COUNSEL...............................................................57
         10.8.     Paying AGENT'S REIMBURSEMENT AND INDEMNIFICATION.............................................58
         10.9.     RIGHTS AS A LENDER...........................................................................58
         10.10.    LENDER CREDIT DECISION.......................................................................58
         10.11.    SUCCESSOR PAYING AGENT.......................................................................58
         10.12.    DISTRIBUTION OF INFORMATION..................................................................59

ARTICLE XI:        SETOFF; RATABLE PAYMENTS                                                                     59

         11.1.     SETOFF.......................................................................................59
         11.2.     RATABLE PAYMENTS.............................................................................60

ARTICLE XII:       BENEFIT OF AGREEMENT; ASSIGNMENTS; PARTICIPATIONS                                            60

         12.1.     SUCCESSORS AND ASSIGNS.......................................................................60
         12.2.     PARTICIPATIONS...............................................................................60
                    12.2.1.    PERMITTED PARTICIPANTS; EFFECT                                                   60
                    12.2.2.    VOTING RIGHTS                                                                    61
                    12.2.3.    BENEFIT OF SETOFF                                                                61
         12.3.     ASSIGNMENTS..................................................................................61
                    12.3.1.    PERMITTED ASSIGNMENTS                                                            61
                    12.3.2.    REQUIRED ASSIGNMENTS                                                             62
                    12.3.3.    EFFECT; EFFECTIVE DATE                                                           63
         12.4.     DISSEMINATION OF INFORMATION.................................................................63
         12.5.     TAX TREATMENT................................................................................63

ARTICLE XIII:  NOTICES                                                                                          64

         13.1.     GIVING NOTICE................................................................................64
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         13.2.     CHANGE OF ADDRESS............................................................................64

ARTICLE XIV:  COUNTERPARTS                                                                                      64


EXHIBIT "A"-FORM OF GUARANTY                                                                                     1


EXHIBIT "B"-OPINION OF COUNSEL                                                                                   1


EXHIBIT "C"-ASSIGNMENT AGREEMENT                                                                                 1


EXHIBIT "D"-FORM OF RELEASE OF SECURITY DOCUMENTS                                                                1


SCHEDULE "1"-REAL ESTATE AND AIRCRAFT                                                                            3


SCHEDULE "2"-SIGNIFICANT SUBSIDIARIES                                                                            4


SCHEDULE "3"-COMPLIANCE CALCULATIONS                                                                             5

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                                       v
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                                                                  EXECUTION COPY


                                 FDX CORPORATION


                                CREDIT AGREEMENT

         This Agreement, dated as of December 10, 1998, is among FDX CORPORATION, the Lenders and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Paying Agent.

         The parties hereto agree as follows:


                                    ARTICLE I

                                   DEFINITIONS

         As used in this Agreement:

         "Acknowledged Participant" is defined in Section 12.2.3.

         "Acquisition" means any transaction, or any series of related transactions, consummated on or after the date of this Agreement, by which the Borrower or any of its Subsidiaries (i) acquires any going business or all or substantially all of the assets of any Person or division thereof, whether through purchase of assets, merger or otherwise or (ii) directly or indirectly acquires (in one transaction or as the most recent transaction in a series of transactions) at least a majority (in number of votes) of the securities of a corporation which have ordinary voting power for the election of directors (other than securities having such power only by reason of the happening of a contingency) or a majority (by percentage or voting power) of the outstanding partnership interests of a partnership.

         "Adjusted Net Income" means, on a consolidated basis, for the Borrower and its Consolidated Subsidiaries for the twelve most recent complete fiscal months, income (loss) before income taxes MINUS, to the extent included in determining income (loss) before income taxes, any net loss or gain realized in connection with any sale or disposition of any asset (other than in the ordinary course of business) or any extraordinary or non-recurring loss or gain resulting from an actual or threatened business interruption relating to any self-help actions or strike, by members of the FPA, or contingency plans related thereto, provided that the aggregate amount of the foregoing reductions to income (loss) before income taxes shall not exceed $1,000,000,000.

         "Administrative Agent" means the Person designated as such on the cover page of this Agreement.

         "Advance" means a borrowing hereunder consisting of the aggregate amount of the several Loans made by the Lenders to the Borrower of the same Type and, in the case of Eurodollar Advances, for the same Interest Period.

         "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "Aggregate Commitment" means the aggregate of the Commitments of all of the Lenders, as reduced from time to time pursuant to the terms hereof. As of the Effective Date, the Aggregate Commitment equals $1,000,000,000.

         "Agreement" means this Credit Agreement, as it may be amended or modified and in effect from time to time.

         "Aircraft Mortgage" means an Aircraft Mortgage and Security Agreement to be executed by FedEx pursuant to Section 6.26, substantially in the form approved pursuant to Section 6.27.

         "Applicable  Margin" means 1.625% per annum.

         "Appraisal Report" means, with respect to any aircraft or engine, an extended desktop appraisal of the Appraiser, which does not include any on-site inspection of such aircraft or engine or its maintenance records, but may include consideration of maintenance status information that is provided to the Appraiser from the client and/or aircraft operator, and may include adjustments from the mid-time, mid-life baseline to account for the actual maintenance status of such aircraft or engine.

         "Appraiser" means BK Associates, or another independent appraiser selected by the Borrower with the prior written consent of the Paying Agent.

         "Article" means an article of this Agreement unless another document is specifically referenced.

         "Authorized Officer" means any one of the Chief Executive Officer, the Executive Vice President and Chief Financial Officer, the Treasurer, or the Staff Director Corporate Finance and Assistant Treasurer of the Borrower or any other officer or employee of the Borrower designated in writing as an "Authorized Officer" under this Agreement by any one of the Chief Executive Officer, the Executive Vice President and Chief Financial Officer, the Treasurer, or the Staff Director Corporate Finance and Assistant Treasurer of the Borrower.

         "Base Rate" means, for any day, a rate of interest per annum equal to the higher of (i) the Prime Rate for such day and (ii) the sum of (x) the Federal Funds Effective Rate for such day plus (y) 1/2%.

         "Beneficial Owner" means a Person deemed the "Beneficial Owner" of any securities as to which such Person or any of such Person's Affiliates is or may be deemed to be the beneficial owner pursuant to Rule 13d-3 or 13d-5 under the Securities Exchange Act of 1934 (as the same may from time to time be amended, modified or readopted), as well as any securities as to which such Person or any of such Person's Affiliates has the right to become such a beneficial owner (whether such right is exercisable immediately or only after the passage of time or the occurrence of a specified event) pursuant to any agreement, arrangement or understanding, or upon the exercise of conversion rights, exchange rights, rights, warrants or options, or otherwise. In determining the percentage of the outstanding Voting Stock with respect to which a Person is the Beneficial Owner, all shares as to which such Person is deemed the Beneficial Owner shall be deemed outstanding.

         "BK Associates" means BK Associates, Inc, an independent aircraft appraisal firm.

         "Borrower" means FDX Corporation, a Delaware corporation.

         "Borrowing Date" means a date on which an Advance is made hereunder.

         "Borrowing Notice" is defined in Section 2.8.

         "Business Day" means (i) with respect to any borrowing, payment or rate selection of Eurodollar Advances, a day (other than a Saturday or Sunday) on which banks generally are open in Chicago and New York for the conduct of substantially all of their commercial lending activities and on which dealings in United States dollars are carried on in the London interbank market and (ii) for all other purposes, a day (other than a Saturday or Sunday) on which banks generally are open in New York for the conduct of substantially all of their commercial lending activities.

         "Caliber" means Caliber System, Inc., an Ohio corporation.

         "Caliber Collateral" is defined in Section 6.26.

         "Caliber Operating Income" means, as of any date, the operating income (or loss) of Caliber and its consolidated Subsidiaries for the four most recent fiscal quarters then ended, determined on a consolidated basis in accordance with GAAP.

         "Caliber Stock" means the capital stock of Caliber and the Subsidiaries of Caliber other than the Designated Immaterial Subsidiaries.

         "Cancellation Notice" is defined in Section 2.2.

         "Capitalized Lease" of a Person means any lease of Property by such Person as lessee which would be capitalized on a balance sheet of such Person prepared in accordance with GAAP.

         "Capitalized Lease Obligations" of a Person means the amount of the obligations of such Person under Capitalized Leases which would be shown as a liability on a balance sheet of such Person prepared in accordance with GAAP.

         "Capitalized Operating Lease Value" means the present value, using a discount rate equal to 12.5%, of the Borrower's and the Consolidated Subsidiaries' future minimum lease payments for aircraft leases scheduled to terminate more than 365 days after their respective dates of execution.

         "Co-Arrangers" means the Persons designated as such on the cover page of this Agreement.

         "Code" means the Internal Revenue Code of 1986, as amended, reformed or otherwise modified from time to time.

         "Collateral" means all the Property and interests in Property now owned or hereafter acquired by the Borrower and its Subsidiaries upon which a Lien is granted or purported to be granted under any of the Security Documents.

         "Collateral Trust Agreement" means a Collateral Trust Agreement to be executed pursuant to Section 6.26, substantially in the form approved pursuant to Section 6.27.

         "Commitment" means, with respect to each Lender, the obligation of such Lender to make Loans not exceeding the amount set forth opposite its signature below, as such amount may be modified from time to time pursuant to the terms hereof.

         "Computation Period" is defined in Section 6.17.

         "Consolidated Adjusted Net Worth" means, at any date as of which the amount thereof is to be determined, (a) the sum of the amounts set forth as preferred stock, common stock, capital in excess of par value or paid-in surplus and retained earnings on a consolidated balance sheet of the Borrower and the Consolidated Subsidiaries prepared as of such date in accordance with GAAP, minus (b) the sum of the amounts set forth on such consolidated balance sheet as
(i) the cost of any shares of the Borrower's common stock held in the treasury and (ii) any surplus resulting from any write-up of assets after the date of this Agreement and (iii) the aggregate value of all goodwill, all determined in accordance with GAAP.

         "Consolidated Adjusted Total Assets" means, at any date as of which the amount thereof is to be determined, (a) the aggregate amount set forth as the assets of the Borrower and the

Consolidated Subsidiaries on a consolidated balance sheet of the Borrower and the Consolidated Subsidiaries prepared as of such date in accordance with GAAP, minus (b) the aggregate book value as of such date of determination of all assets of the Borrower or any Consolidated Subsidiary subject on such date of determination to a Lien permitted by Section 6.19(j).

         "Consolidated Cash Flow" means, on a consolidated basis for the Borrower and its Consolidated Subsidiaries for the twelve most recent complete fiscal months, the sum of (i) Adjusted Net Income, PLUS (ii) Interest Expense, PLUS (iii) Rent Expense, in each case as determined in accordance with GAAP.

         "Consolidated Net Income" means, for any period, the net income (or net loss) of the Borrower and the Consolidated Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP and after giving appropriate effect to any outside minority interests in the Consolidated Subsidiaries, excluding

                   (a) any aggregate net gain arising from the sale or other disposition of any assets other than any such gain arising from the sale or other disposition of assets (including aircraft) in the ordinary course of business,

                   (b) any gain arising from any write-ups of assets,

                   (c) any unrealized capital gain or loss on any investment,

                   (d) any portion of the earnings of any Consolidated Subsidiary which for any reason is unavailable for payment of dividends to the Borrower or another Consolidated Subsidiary,

                   (e) any amount representing the interest of the Borrower and the Consolidated Subsidiaries in the undistributed earnings of any other Person (other than a Consolidated Subsidiary), and

                   (f) the net income (or net loss) of any Person prior to the date it became a Consolidated Subsidiary.

         "Consolidated Subsidiary" means at any date any Subsidiary or other entity the accounts of which would be consolidated with those of the Borrower (or FedEx, for any date prior to the date the Borrower was established as the parent of FedEx) in its consolidated financial statements in accordance with GAAP if such statements were prepared as of such date.

         "Contingent Obligation" of a Person means any agreement, undertaking or arrangement by which such Person assumes, guarantees, endorses, contingently agrees to purchase or provide funds for the payment of, or otherwise becomes or is contingently liable upon, the obligation or liability of any other Person, or agrees to maintain the net worth or working capital or other financial condition of any other Person, or otherwise assures any creditor of such other Person against loss, including, without limitation, any comfort letter, operating agreement, take-or-pay contract or application for a Letter of Credit.

         "Continuing Director" means an individual who is a member of the Board of Directors of the Borrower on the date of this Agreement or who shall have become a member of the Board of Directors of the Borrower subsequent to such date and who shall have been nominated or elected by a majority of the other Continuing Directors then members of the Board of Directors of the Borrower.

         "Conversion/Continuation Notice" is defined in Section 2.9.

         "Controlled Group" means all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with the Borrower or any of its Subsidiaries, are treated as a single employer under Section 414 of the Code.

         "Co-Syndication Agents" means the Persons designated as such on the cover page of this Agreement.

         "Current Market Price" means, with respect to any security on any date, the last sale price or, in case no such sale takes place on such date, the average of the closing bid and asked prices for such security, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange, Inc. or, if such security is not then listed or admitted to trading on the New York Stock Exchange, Inc., as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which such security is listed or admitted to trading or, if such security is not then listed or admitted to trading on any national securities exchange, on the Nasdaq Stock Market, Inc. or, if such security is not then quoted on the Nasdaq Stock Market, Inc., the average of the closing bid and asked prices for such security in the over-the-counter market, as reported by the Nasdaq Stock Market, Inc. or such other system then in use, or, if on any such date such security is not then quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market-maker then making a market in such security selected by the Board of Directors of the Borrower or a duly authorized committee thereof; PROVIDED, HOWEVER, that if on any such date such security is not listed or admitted to trading on a national securities exchange or traded in the over-the-counter market, the "Current Market Price" of such security on such date shall mean the fair value thereof on such date as determined in good faith by the Board of Directors of the Borrower or a duly authorized committee thereof.

         "Current Maturities" means, as of any date with respect to the Long Term Debt or the Capitalized Lease Obligations of any Person, any portion of such Long Term Debt or Capitalized Lease Obligations, as the case may be, which would in accordance with GAAP be classified as a current liability of such Person.

         "Dealer" means a Lender or any other national or state bank or trust company or dealer or broker of government securities having either (A) capital, surplus and undivided profits or (B) total equity of at least $250,000,000, or any affiliate thereof authorized to deal in the commercial products described in clauses (i), (ii), and (iii) of Section 6.17(e).

         "Default" means an event described in Article VII.

         "Designated Collateral" means (i) all now owned and hereafter acquired or arising (a) capital stock of Caliber and its domestic operating Subsidiaries (other than any Designated Immaterial Subsidiaries), (b) accounts receivable of FedEx and its Subsidiaries, (c) intercompany indebtedness owed to the Borrower by its Subsidiaries and (d) motor vehicles (other than passenger vehicles) and real estate of FedEx and its Subsidiaries, except such motor vehicles and real estate which are subject to Liens as of the date hereof (such real estate to include, without limitation, the real estate set forth on Schedule "1" attached hereto), and (ii) all aircraft (including airframes and engines) of FedEx listed on Schedule "1" attached hereto and such additional unencumbered aircraft (including airframes and engines) as the Borrower may designate in writing to the Paying Agent from time to time.

         "Designated Immaterial Subsidiaries" means, during each fiscal year of the Borrower, any Subsidiary of Caliber which had revenues (determined in accordance with GAAP) for the immediately preceding fiscal year of Caliber not in excess of 2.0% of the consolidated revenues (determined in accordance with GAAP) of Caliber and the consolidated Subsidiaries of Caliber for such immediately preceding fiscal year.

         "Documentation Agent" means the Person designated as such on the cover page of this Agreement.

         "Effective Date" means the Business Day on or before December 22, 1998 on which (a) the Borrower, the Paying Agent and the Lenders have executed this Agreement, (b) the Borrower has satisfied all of the terms and conditions of
Section 4.1, and (c) the Borrower has paid all fees then due to the Paying Agent, the Co-Arrangers and the Lenders in connection with this Agreement.


         "Eligible Receivables" means, at any date of determination thereof, and with respect to any Person, the aggregate of all Receivables of such Person at such date (net of maximum discounts, allowances, retainage and any other amounts deferred with respect thereto), which is not, except as otherwise agreed by the Paying Agent in its sole discretion exercised in a commercially reasonable manner, of any of the following types:

                  (i) (A) it arises out of a sale the original terms of which provide for payment more than 90 days after the date of the original invoice issued by such Person in connection with such sale or (B) it is more than 60 days past due, according to the original terms of sale; or

                  (ii) it arises out of a sale not made in the ordinary course of such Person's business or a sale to a Person which is an Affiliate of such Person or controlled by an Affiliate of such Person; or

                  (iii) it fails to meet or violates any warranty, representation or covenant contained in this Agreement or any of the other Loan Documents; or

                  (iv) the account debtor is also a supplier or creditor of any Borrower or Guarantor and the Receivable is subject to any contractual right of setoff by the account debtor, and such account debtor has not entered into an agreement with the Paying Agent with respect to the waiver of rights of setoff, or the account debtor has disputed liability with respect to such Receivable, or made any claim with respect to any other Receivable due from such account debtor to such Person, in which case the Receivable shall be ineligible to the extent of such dispute, claim or setoff (without duplication); or

                  (v) the account debtor has filed a petition for bankruptcy or any other petition for relief under the federal bankruptcy code or similar statute, or made an assignment for the benefit of creditors, or any petition or other application for relief under the federal bankruptcy code or any similar statute has been filed against the account debtor, or the account debtor has failed, suspended its business operations, become insolvent, suffered a receiver or a trustee to be appointed for any of its assets or affairs, or is generally failing to pay its debts as they become due; or

                  (vi) the sale is to an account debtor which is not located in the United States or Canada, unless the account debtor's obligations with respect to such sale are secured by a letter of credit, guaranty or eligible bankers' acceptance having terms, and from such issuers and confirmation banks, as are acceptable to the Paying Agent in its sole discretion exercised in a commercially reasonable manner; or

                  (vii) the sale is on a bill-and-hold, guaranteed sale, sale-and-return, sale on approval, consignment, or any other repurchase or return basis; or

                  (viii) the Paying Agent believes, in the exercise of its reasonable credit judgment, that collection of such Receivable is insecure or that such Receivable may not be paid by reason of the account debtor's financial inability to pay; or

                  (ix) the account debtor is the United States of America or any department, agency or instrumentality thereof, unless such Person assigns its right to payment of such Receivable to the Paying Agent pursuant to the Assignment of Claims Act of 1940, as amended (31 U.S.C.
         Section 3727); or

                  (x) the goods, the delivery of which has given rise to such Receivable, have not been delivered to or, if delivered, have been rejected by the account debtor or the services, the performance of which has given rise to such Receivable, have not been performed by such Person and accepted by the account debtor; or

                  (xi) the amount of the Receivable(s) owing to FedEx and its Subsidiaries in the aggregate by any account debtor exceeds (A) a concentration limit of ten percent (10%) of the aggregate amount of the Receivables of FedEx and its Subsidiaries at such time, or (B) such other credit or concentration limit determined by the Paying Agent, in the exercise of its reasonable credit judgment, at any time or times hereafter, in which case such Receivable(s) shall be ineligible to the extent such Receivable(s) exceed(s) such limits; or

                  (xii) to the extent such Receivable constitutes Collateral, the Paying Agent, as collateral agent as contemplated by Section 6.26, does not have a senior, perfected security interest in such Receivable or such Receivable is subject to a Lien which is not permitted under
         Section 6.19; or

                  (xiii) the sale is to an account debtor with respect to which fifty percent (50%) or more of all Receivables owing by such account debtor are ineligible for any reason (except with respect to those categories of ineligibility where the Paying Agent determines in its sole discretion exercised in a commercially reasonable manner that this clause shall not apply); or

                  (xiv) such Receivable arises out of or in connection with a retainage or similar arrangement (I.E., the payment of such Receivable is subject to further performance), in which case that portion of such Receivable subject to such arrangement shall be ineligible until such time as the requisite performance has been completed.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time.

         "Eurodollar Advance" means an Advance which bears interest at a Eurodollar Rate.

         "Eurodollar Base Rate" means, with respect to a Eurodollar Advance for the relevant Interest Period, the rate determined by the Paying Agent to be the arithmetic average of the rates reported to the Paying Agent by each Reference Lender as the rate at which deposits in U.S. dollars are offered by such Reference Lender to first-class banks in the London interbank market at approximately 11 a.m. (London time) two Business Days prior to the first day of such Interest Period, in the approximate amount of such Reference Lender's relevant Eurodollar Loan and having a maturity approximately equal to such Interest Period. If any Reference Lender fails to provide such quotation to the Paying Agent, then the Paying Agent shall determine the Eurodollar Base Rate on the basis of the quotations of the remaining Reference Lender(s).

         "Eurodollar Loan" means a Loan which bears interest at a Eurodollar
Rate.

         "Eurodollar Rate" means, with respect to a Eurodollar Advance for the relevant Interest Period, the sum of (i) an amount equal to (a) the Eurodollar Base Rate applicable to such Interest Period, divided by (b) one minus the Reserve Requirement (expressed as a decimal), if any, applicable to such Interest Period, and (ii) the Applicable Margin. The Eurodollar Rate shall be rounded to the next higher multiple of 1/16 of 1% if the rate is not such a multiple.

         "Existing L/C Facility Documents" means the Syndicated Revolving Standby Letter of Credit Facility dated as of July 7, 1998, among the Borrower, the issuing banks named therein, The Sumitomo Bank, Limited, as agent thereunder, and the co-agents named therein, and all instruments, agreements and contractual obligations entered into in connection therewith, as amended by that certain First Amendment and Second Amendment (Temporary) thereto , each of even date herewith, and as the same may be further amended, supplemented or otherwise modified from time to time.

         "Existing Revolving Credit Documents" means the Credit Agreement dated as of January 15, 1998 among the Borrower, the lenders named therein and The First National Bank of Chicago, as agent thereunder, and all instruments, agreements and contractual obligations entered into in connection therewith, as amended by that certain Amendment No. 1 and Amendment No. 2 (Temporary) thereto, each of even date herewith, and as the same may be amended, supplemented or otherwise modified from time to time.

         "FAA" means the Federal Aviation Administration or any other governmental agency succeeding to the jurisdiction thereof.

         "Facility" means the Commitments and the Loans.

         "Facility Fee Percentage" means .375% per annum.

         "Fair Market Value" means (i) as to securities which are publicly traded, the average of the Current Market Prices of such securities for each day during the period of 10 consecutive trading days immediately preceding the date of determination and (ii) as to securities which are not publicly traded or any other property, the fair value thereof as determined in good faith by the Board of Directors of the Borrower or a duly authorized committee thereof.

         "FDX Collateral" is defined in Section 6.26.

         "Federal Aviation Act" means the Federal Aviation Act of 1958, as amended from time to time.

         "Federal Funds Effective Rate" means, for any day, an interest rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published for such day (or, if such day is not a Business Day, for the immediately preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations at approximately 10 a.m. (New York time) on such day on such transactions received by the Paying Agent from three Federal funds brokers of recognized standing selected by the Paying Agent in its sole discretion.

         "FedEx" means Federal Express Corporation, a Delaware corporation.

         "Flight Equipment" means, collectively, aircraft, aircraft engines, appliances and spare parts, all as defined in the Federal Aviation Act, and related parts.

         "Floating Rate" means, for any day, a rate per annum equal to the Base Rate for such day, changing when and as the Base Rate changes.

         "Floating Rate Advance" means an Advance which bears interest at the Floating Rate.

         "Floating Rate Loan" means a Loan which bears interest at the Floating Rate.

         "FPA" means the FedEx Pilots Association.

         "FPA Membership" means those flight crewmembers at FedEx who are active members of the FPA in accordance with the constitution and by-laws of the FPA.

         "Funded Debt" means any Indebtedness (other than items characterized as Indebtedness pursuant to clause (vii) of the definition thereof) of the Borrower and its Consolidated Subsidiaries that is outstanding on the date of determination.

         "GAAP" means generally accepted principles of accounting as in effect at the time of application to the provisions hereof provided that any modification in generally accepted accounting principles which is made within twelve months prior to any such application and which would result in a Default or Unmatured Default shall be disregarded.

         "Granting Lender" is defined in Section 12.3.1.

         "Guarantor" means FedEx, RPS, Caliber, Viking Freight, Inc., a California corporation, and Roberts Express, Inc., an Ohio corporation, and each other Subsidiary that executes the Guaranty in accordance with Section 6.20 hereof.

         "Guaranty" means that certain Guaranty of even date herewith, executed by each Guarantor, substantially in the form of Exhibit "A" attached hereto.

         "Indebtedness" of a Person means without duplication, such Person's (i) obligations for borrowed money, (ii) obligations representing the deferred purchase price of Property or services (other than accounts payable arising in the ordinary course of such Person's business payable on terms customary in the trade), (iii) obligations, whether or not assumed, secured by Liens or payable out of the proceeds or production from property now or hereafter owned or acquired by such Person, (iv) obligations which are evidenced by notes, acceptances, or other instruments, (v) Capitalized Lease Obligations, (vi) net liabilities under interest rate swap, exchange or cap agreements, (vii) Contingent Obligations, and (viii) obligations created through asset securitization financing programs.

         "Interest Expense" means, for any period, the gross interest expense (without regard to any offsetting interest income or reduction for capitalized interest) of the Borrower and its Consolidated Subsidiaries determined on a consolidated basis in accordance with GAAP.

         "Interest Period" means, with respect to a Eurodollar Advance, a period of one, two, three, or six months commencing on a Business Day selected by the Borrower pursuant to this Agreement. Such Interest Period shall end on (but exclude) the day which corresponds numerically to such date one, two, three, or six months thereafter, provided, however, that if there is no such numerically corresponding day in such next, second, third, or sixth succeeding month, such Interest Period shall end on the last Business Day of such next, second, third, or sixth succeeding month. If an Interest Period would otherwise end on a day which is not a Business Day, such Interest Period shall end on the next succeeding Business Day, provided, however, that if said next succeeding Business Day falls in a new calendar month, such Interest Period shall end on the immediately preceding Business Day.

         "Investment" of a Person means any loan, advance (other than commission, travel and similar advances to officers and employees made in the ordinary course of business), extension of credit (other than accounts receivable arising in the ordinary course of business on terms customary in the trade), deposit account (other than a demand deposit account maintained in the ordinary course of business) or contribution of capital by such Person to any other Person or any investment in, or purchase or other acquisition of, the stock, partnership interests, notes, debentures or other securities of any other Person made by such Person.

         "Investment Grade Rating" means an S&P Rating greater than or equal to BBB- or a Moody's Rating greater than or equal to Baa3.

         "Labor Agreement Date" is defined in Section 2.2.

         "Lenders" means the lending institutions listed on the signature pages of this Agreement and their respective successors and assigns.

         "Lending Installation" means, with respect to a Lender or the Paying Agent, any office, branch, subsidiary or affiliate of such Lender or the Paying Agent.

         "Letter of Credit" of a Person means a letter of credit or similar instrument which is issued upon the application of such Person or upon which such Person is an account party or for which such Person is in any way liable.

         "Lien" means any lien (statutory or other), mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, the interest of a vendor or lessor under any conditional sale, Capitalized Lease or other title retention agreement).

         "Loan" means each loan made pursuant to Section 2.1.

         "Loan Documents" means this Agreement, the Guaranty and, after the execution and delivery thereof and before the release thereof in accordance with
Section 6.26, the Security Documents.

         "Long Term Debt" means, as of any date with respect to any Person, all liabilities of such Person outstanding on such date which would in accordance with GAAP be classified as long term debt of such Person.

         "Material Adverse Effect" means a material adverse effect (excluding the effects of an actual or threatened business interruption, including but not limited to self-help actions or a strike, by members of the FPA, or contingency plans related thereto) on (i) the business, Property, condition (financial or otherwise), results of operations, or prospects of the Borrower and its Subsidiaries taken as a whole, (ii) the ability of the Borrower to perform its obligations under the Loan Documents, or (iii) the validity or enforceability of any of the Loan Documents or the rights or remedies of the Paying Agent or the Lenders thereunder.

         "Maturity Date" means December 9, 1999, or any earlier date on which the Loans become due and payable pursuant to the terms hereof.

         "Moody's" means Moody's Investors Service, Inc. or, if Moody's shall cease rating Indebtedness of the Borrower and its ratings business with respect to Indebtedness of the Borrower shall have been transferred to a successor Person, such successor Person; PROVIDED, HOWEVER, that if Moody's ceases rating securities similar to Indebtedness of the Borrower and its ratings business with respect to such securities shall not have been transferred to any successor Person, then "Moody's" shall mean any other nationally recognized rating agency (other than S&P) selected by the Borrower that rates any Indebtedness of the Borrower.

         "Moody's Rating" means, at any particular time, the rating issued by Moody's with respect to the Borrower's senior unsecured non-credit enhanced long-term public debt.

         "Morgan Guaranty" means Morgan Guaranty Trust Company of New York in its individual capacity, and its successors.

         "Multiemployer Plan" means a Plan maintained pursuant to a collective bargaining agreement or any other arrangement to which the Borrower or any member of the Controlled Group is a party to which more than one employer is obligated to make contributions.

         "1996 Caliber Indenture" means that certain Indenture dated as of August 1, 1996 between Caliber and The Chase Manhattan Bank, as Trustee, as the same may be amended, supplemented or otherwise modified from time to time.

         "Notice of Assignment" is defined in Section 12.3.3.

         "Obligations" means all unpaid principal of and accrued and unpaid interest on the Loans (including, without limitation, interest accruing at the then-applicable rate provided herein after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), all accrued and unpaid fees and all expenses, reimbursements, indemnities and other obligations of the Borrower to the Lenders or to any Lender, the Paying Agent or any indemnified party hereunder arising under the Loan Documents.

         "Participants" is defined in Section 12.2.1.

         "Paying Agent" means Morgan Guaranty Trust Company of New York in its capacity as contractual representative for the Lenders pursuant to Article X, and not in its individual capacity as a Lender, and any successor Paying Agent appointed pursuant to Article X.

         "Payment Date" means the last day of each January, April, July and October after the date of this Agreement.

         "PBGC" means the Pension Benefit Guaranty Corporation, or any successor thereto.

         "Person" means any natural person, corporation, firm, joint venture, partnership, limited liability company, association, enterprise, trust or other entity or organization, or any government or political subdivision or any agency, department or instrumentality thereof.

         "Plan" means an employee pension benefit plan which is covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Code as to which the Borrower or any member of the Controlled Group may have any liability.

         "Pledge Agreements" means the pledge agreements to be executed by the Borrower and certain Subsidiaries pursuant to Section 6.26, substantially in the form approved pursuant to Section 6.27.

         "Prime Rate" means the per annum rate of interest publicly announced by Morgan Guaranty in New York City from time to time as its Prime Rate, changing when and as said Prime Rate changes.

         "Property" of a Person means any and all property, whether real, personal, tangible, intangible, or mixed, of such Person, or other assets owned or leased by such Person.

         "Purchaser" is defined in Section 12.3.1.

         "Rating" means the Moody's Rating or the S&P Rating.

         "Real Estate Mortgages" means the mortgages and deeds of trust to be executed by FedEx pursuant to Section 6.26, substantially in the form approved pursuant to Section 6.27.

         "Receivable" means all present and future "accounts", as such term is defined in section 9-106 of the Uniform Commercial Code as in effect in the State of New York, and shall include, without limitation, all accounts receivable, related contract rights and all forms of obligations whatsoever owing, whether now existing or hereafter arising and wherever arising, and whether or not they have been earned by performance; together with all promissory notes, instruments and documents of title representing any of the foregoing, all rights in merchandise or goods (including returned goods) which any of the same may represent, all right, title, security and guaranties with respect to any of the foregoing, including any right of stoppage in transit and all insurance proceeds and corporate and other business records relating to any of the foregoing; together with all proceeds thereof.

         "Reference Lenders" means Morgan Guaranty, Citibank, N.A. and The First National Bank of Chicago.

         "Regulation D" means Regulation D of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor thereto or other regulation or official interpretation of said Board of Governors relating to reserve requirements applicable to member banks of the Federal Reserve System.

         "Regulation U" means Regulation U of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor or other regulation or official interpretation of said Board of Governors relating to the extension of credit by banks for the purpose of purchasing or carrying margin stock applicable to member banks of the Federal Reserve System.

         "Rent Expense" means, for any period, the rental expense of the Borrower and its Consolidated Subsidiaries determined on a consolidated basis in accordance with GAAP excluding rental expense with respect to leases of aircraft scheduled to terminate no more than 365 days after their respective dates of execution.

         "Reportable Event" means a reportable event as defined in Section 4043 of ERISA and the regulations issued under such section, with respect to a Plan, excluding, however, such events as to which the PBGC by regulation has waived the requirement of Section 4043(a) of ERISA that it be notified within 30 days of the occurrence of such event, provided, however, that a failure to meet the minimum funding standard of Section 412 of the Code and of Section 302 of ERISA shall be a Reportable Event regardless of the issuance of any such waiver of the notice requirement in accordance with either Section 4043(a) of ERISA or Section 412(d) of the Code.

         "Required Lenders" means Lenders in the aggregate having at least 51% of the Aggregate Commitment or, if the Aggregate Commitment has been terminated, Lenders in the aggregate holding at least 51% of the aggregate unpaid principal amount of the outstanding Advances.

         "Reserve Requirement" means, with respect to an Interest Period, the maximum aggregate reserve requirement (including all basic, supplemental, marginal and other reserves) which is imposed under Regulation D on Eurocurrency liabilities.

         "Restructuring Event" means any of the following: (1) any Person or group (within the meaning of the Securities Exchange Act of 1934 and the rules of the Securities and Exchange Commission thereunder as in effect on the date thereof) becoming the Beneficial Owner of Voting Stock of the Borrower having more than 30 percent of the voting power of all of the then outstanding Voting Stock of the Borrower; (2) individuals who are not Continuing Directors constituting a majority of the Board of Directors of the Borrower, or individuals who are not appointed or designated by the Borrower constituting a majority of the Board of Directors of FedEx or RPS; (3) the Borrower consolidating with or merging into any other Person, or any other Person consolidating with or merging into the Borrower, pursuant to a transaction in which capital stock of the Borrower then outstanding (other than capital stock held by the Borrower or capital stock held by any Person which is a party to such consolidation or merger) is changed or exchanged unless the Borrower is the surviving entity and no Default or Unmatured Default shall occur upon giving effect to such consolidation or merger; (4) FedEx or RPS consolidating with or merging into any other Person which is not a Subsidiary of the Borrower, or any other such Person consolidating with or merging into FedEx or RPS, pursuant to a transaction in which capital stock of FedEx or RPS then outstanding (other than capital stock held by FedEx or RPS, respectively, or capital stock held by any such Person which is a party to such consolidation or merger) is changed or exchanged unless FedEx or RPS, as the case may be, is the surviving entity and no Default or Unmatured Default shall occur upon giving effect to such consolidation or merger; (5) the Borrower, in one transaction or a series of related transactions, conveying, transferring or leasing, directly or indirectly, all or substantially all of the assets of the Borrower and its Subsidiaries taken as a whole, or of FedEx or RPS (other than to a Wholly-Owned Subsidiary of the Borrower); (6) the Borrower and one or more of its Wholly-Owned Subsidiaries ceasing to own and control eighty percent (80%) of the issued and outstanding capital stock of FedEx and RPS; or (7) the Borrower or any of its Subsidiaries paying or effecting a dividend or distribution (including by way of recapitalization or reclassification) in respect of its capital stock (other than solely to the Borrower or any of its Wholly-Owned Subsidiaries and other than solely for capital stock of the Borrower), or purchasing, redeeming, retiring, exchanging or otherwise acquiring for value any of its capital stock (other than solely from the Borrower or any of its Wholly-Owned Subsidiaries and other than solely for capital stock of the Borrower), if the cash and Fair Market Value of the securities and assets paid or distributed in connection therewith (determined on the record date for such dividend or distribution or the effective date for such purchase, redemption, retirement, exchange or other acquisition), together with the cash and Fair Market Value of the securities and assets paid or distributed in connection with all other such dividends, distributions, purchases, redemptions, retirements, exchanges and acquisitions effected within the 12-month period preceding the record date for such dividend or distribution or the effective date for such purchase, redemption, retirement, exchange or other acquisition (determined on the respective record or effective dates for such other dividends, distributions, purchases, redemptions, retirements, exchanges and acquisitions), exceeds 30 percent of the aggregate Fair Market Value of all capital stock of the Borrower outstanding on the record date for such dividend or distribution or the effective date for such purchase, redemption, retirement, exchange or other acquisition (determined on such record or effective date).

         "RPS" means RPS, Inc., a Delaware corporation.

         "S&P" means Standard & Poor's Ratings Group, a division of McGraw-Hill, Inc., or, if S&P shall cease rating Indebtedness of the Borrower and its ratings business with respect to Indebtedness of the Borrower shall have been transferred to a successor Person, such successor Person; PROVIDED, HOWEVER, that if S&P ceases rating securities similar to Indebtedness of the Borrower and its ratings business with respect to such securities shall not have been transferred to any successor Person, then "S&P" shall mean any other nationally recognized rating agency (other than Moody's) selected by the Borrower that rates any Indebtedness of the Borrower.

         "S&P Rating" means, at any particular time, the rating issued by S&P with respect to the Borrower's senior unsecured non-credit enhanced long-term public debt.

         "Section" means a numbered section of this Agreement, unless another document is specifically referenced.

         "Security Agreements" means the security agreements to be executed pursuant to Section 6.26, substantially in the form approved pursuant to Section 6.27.

         "Security Documents" means the Collateral Trust Agreement, the Pledge Agreements, the Aircraft Mortgage, the Real Estate Mortgages and the Security Agreements.

         "Significant Subsidiary" means, during each fiscal year of the Borrower, any Subsidiary of the Borrower which had revenues (determined in accordance with GAAP) for the immediately preceding fiscal year of the Borrower in excess of 2.0% of the consolidated revenues (determined in accordance with GAAP) of the Borrower and the Consolidated Subsidiaries for such immediately preceding fiscal year.

         "Single Employer Plan" means a Plan maintained by the Borrower or any member of the Controlled Group for employees of the Borrower or any member of the Controlled Group.

         "SPC" is defined in Section 12.3.1.

         "Subsidiary" of a Person means (i) any corporation more than 50% of the outstanding Voting Stock of which shall at the time be owned or controlled, directly or indirectly, by such Person or by one or more of its Subsidiaries or by such Person and one or more of its Subsidiaries, or (ii) any partnership, association, joint venture or similar business organization more than 50% of the ownership interests having power to direct the ordinary affairs thereof of which shall at the time be so owned or controlled. Unless otherwise expressly provided, all references herein to a "Subsidiary" shall mean a Subsidiary of the Borrower.

         "Substantial Portion" means, with respect to the Property of the Borrower and its Subsidiaries, Property which (i) represents more than 10% of the consolidated assets of the Borrower and its Subsidiaries as would be shown in the consolidated financial statements of the Borrower and its Subsidiaries as at the beginning of the twelve-month period ending with the month in which such determination is made (or of the consolidated assets of FedEx and its Subsidiaries, as would be shown in the consolidated financial statements of FedEx and its Subsidiaries, in the case of financial statements dated prior to the date the Borrower was established as the parent of FedEx), or (ii) is responsible for more than 10% of the consolidated net sales or of the consolidated net income of the Borrower and its Subsidiaries (or of FedEx and its Subsidiaries) as reflected in the financial statements referred to in clause
(i) above.

         "Supermajority Lenders" means Lenders in the aggregate having at least 66-2/3% of the Aggregate Commitment or, if the Aggregate Commitment has been terminated, Lenders in the aggregate holding at least 66-2/3% of the aggregate unpaid principal amount of the outstanding Advances.

         "Termination Date" means December 9, 1999, or any earlier date on which the Commitments are canceled by the Borrower or otherwise terminated pursuant to this Agreement.

         "Transferee" is defined in Section 12.4.

         "Type" means, with respect to any Advance, its nature as a Floating Rate Advance or Eurodollar Advance.

         "Unfunded Liabilities" means the amount (if any) by which the present value of all vested nonforfeitable benefits under all Single Employer Plans exceeds the fair market value of all such Plan assets allocable to such benefits, all determined as of the then most recent valuation date for such Plans.

         "Unmatured Default" means an event which but for the lapse of time or the giving of notice, or both, would constitute a Default.

         "Voting Stock" means all outstanding shares of capital stock of the Borrower entitled to vote generally in the election of directors.

         "Wholly-Owned Subsidiary" of a Person means (i) any Subsidiary all of the outstanding voting securities of which shall at the time be owned or controlled, directly or indirectly, by such Person or one or more Wholly-Owned Subsidiaries of such Person, or by such Person and one or more Wholly-Owned Subsidiaries of such Person, or (ii) any Person 100% of the ownership interests having ordinary voting power of which shall at the time be so owned or controlled.

         "Year 2000 Problem" means the risk that computer applications used by the Borrower or any of its Subsidiaries (or their respective suppliers and vendors) may be unable to recognize or properly perform date-sensitive functions involving certain dates prior to and any date after December 31, 1999.

         The foregoing definitions shall be equally applicable to both the singular and plural forms of the defined terms.

                                   ARTICLE II

                                   THE CREDITS

         2.1. COMMITMENTS. From and including the date of this Agreement and prior to the Termination Date, each Lender severally agrees, on the terms and conditions set forth in this Agreement, to make Loans to the Borrower from time to time in amounts not to exceed in the aggregate at any one time outstanding the amount of its Commitment. Subject to the terms of this Agreement, the Borrower may borrow, repay and reborrow Loans at any time prior to the Termination Date. The Commitments shall expire on the Termination Date.

         2.2. MANDATORY PAYMENTS; TERMINATION. (a) The Borrower will promptly give notice to the Paying Agent and the Lenders of the occurrence of a Restructuring Event. If, within 30 days after the later of the occurrence of a Restructuring Event or the date on which the Paying Agent and the Lenders have received notice from the Borrower that a Restructuring Event has occurred, the Paying Agent on behalf of the Required Lenders notifies the Borrower in writing that the Required Lenders desire the prepayment and cancellation of this Agreement (such notice hereinafter a "Cancellation Notice"), then (i) the Borrower shall within 30 days after its receipt of such Cancellation Notice prepay in full the entire outstanding principal amount of the Loans, if any, and all of the other Obligations, and (ii) on the earlier of (1) the date that the Borrower prepays the Loans and all of the other Obligations pursuant to clause
(i) of this sentence, or (2) the 30th day after the Borrower receives such Cancellation Notice, the outstanding balance of the Loans and all other Obligations shall mature and be due and payable in full and the Aggregate Commitment and the Commitments of each Lender shall be automatically and permanently terminated and reduced to zero. As of the date of such Cancellation Notice, the Borrower shall no longer be permitted to borrow additional Advances under this Agreement.

         (b) The Borrower will give notice to the Paying Agent and the Lenders on the date (the "Labor Agreement Date") on which a comprehensive collective bargaining agreement between FedEx and the FPA is ratified by the FPA Membership. On the Labor Agreement Date, the Aggregate Commitment and the Commitments of each Lender shall be automatically and permanently terminated and reduced to zero. As of the Labor Agreement Date, the Borrower shall no longer be permitted to borrow additional Advances under this Agreement. The Borrower unconditionally promises to pay the unpaid principal amount of each Loan and all other Obligations to the extent not previously required to be paid under this Agreement on the earlier of (i) 180 days after the date of the Labor Agreement Date or (ii) the Maturity Date.

         (c) The Borrower unconditionally promises to pay the unpaid principal amount of each Loan on the Maturity Date. The Borrower also unconditionally promises to pay all other Obligations on the Maturity Date.

         2.3. RATABLE LOANS; TYPES OF ADVANCES. Each Advance hereunder shall consist of Loans made from the several Lenders ratably in proportion to the ratio that their respective Commitments bear to the Aggregate Commitment. The Advances may be Floating Rate Advances or Eurodollar Advances, or a combination thereof, selected by the Borrower in accordance with Sections 2.8 and 2.9. Not more than fifteen Eurodollar Advances may be outstanding at any one time.

         2.4.     RESERVED.

         2.5. FACILITY FEES; REDUCTIONS IN AGGREGATE COMMITMENT. (a) The Borrower agrees to pay to the Paying Agent for the account of each Lender a facility fee on the daily amount of such Lender's Commitment, whether drawn or undrawn (or if such Commitment has terminated, on the aggregate outstanding principal balance of such Lender's Loans), from the Effective Date to and including the Maturity Date, at a per annum rate equal to the Facility Fee Percentage. Such facility fee shall be payable on each Payment Date hereafter and on the Maturity Date.

         (b)      Reserved.

         (c) The Borrower may permanently reduce the Aggregate Commitment in whole, or in part ratably among the Lenders, in the minimum amount of $20,000,000 and in integral multiples of $10,000,000 in excess thereof, upon at least three Business Days' written notice to the Paying Agent, which notice shall specify the amount of any such reduction, provided, however, that the amount of the Aggregate Commitment may not be reduced below the aggregate principal amount of the outstanding Advances. All accrued facility fees shall be payable on the effective date of any termination of the obligations of the Lenders to make Loans hereunder.

         2.6. MINIMUM AMOUNT OF EACH ADVANCE. Each Advance shall be in the minimum amount of $10,000,000 (and in integral multiples of $1,000,000 if in excess thereof), provided, however, that any Floating Rate Advance may be in the amount of the unused Aggregate Commitment.

         2.7. OPTIONAL PRINCIPAL PAYMENTS. The Borrower may from time to time pay, without penalty or premium, all outstanding Floating Rate Advances, or, in a minimum aggregate amount of $10,000,000 or any integral multiple thereof, any portion of the outstanding Floating Rate Advances, upon one Business Day's prior notice to the Paying Agent. A Eurodollar Advance may not be paid prior to the last day of the applicable Interest Period except (i) pursuant to an acceleration or a mandatory prepayment in accordance with this Agreement, or
(ii) if the Borrower complies with all funding indemnification requirements under Section 3.4.

         2.8. METHOD OF SELECTING TYPES AND INTEREST PERIODS FOR NEW ADVANCES. The Borrower shall select the Type of Advance and, in the case of each Eurodollar Advance, the Interest Period applicable to each Advance from time to time. The Borrower shall give the Paying Agent irrevocable notice (a "Borrowing Notice") not later than 10:00 a.m. (New York time) on the Borrowing Date of each Floating Rate Advance, and at least three Business Days before the Borrowing Date for each Eurodollar Advance, specifying:

         (i) the Borrowing Date, which shall be a Business Day, of such Advance,

         (ii)   the aggregate amount of such Advance,

         (iii)  the Type of Advance selected, and

         (iv) in the case of each Eurodollar Advance, the Interest Period applicable thereto.

Not later than 1:00 p.m. (New York time) on each Borrowing Date, each Lender shall make available its Loan or Loans, in funds immediately available in New York to the Paying Agent at its address specified pursuant to Article XIII. Upon satisfaction or waiver in accordance with the terms of this Agreement of the applicable conditions precedent set forth in Article IV, the Paying Agent will make the funds so received from the Lenders available to the Borrower at the Paying Agent's aforesaid address.

         2.9. CONVERSION AND CONTINUATION OF OUTSTANDING ADVANCES. Floating Rate Advances shall continue as Floating Rate Advances unless and until such Floating Rate Advances are converted into Eurodollar Advances. Each Eurodollar Advance of any Type shall continue as a Eurodollar Advance of such Type until the end of the then applicable Interest Period therefor, at which time such Eurodollar Advance shall be automatically converted into a Floating Rate Advance unless the Borrower shall have given the Paying Agent a Conversion/Continuation Notice requesting that, at the end of such Interest Period, such Eurodollar Advance shall either continue as a Eurodollar Advance of such Type for the same or another Interest Period or be converted into a Floating Rate Advance. Subject to the terms of Section 2.6, the Borrower may elect from time to time to convert all or any part of an Advance of any Type into any other Type or Types of Advances; provided that any conversion of any Eurodollar Advance shall be made on, and only on, the last day of the Interest Period applicable thereto. The Borrower shall give the Paying Agent irrevocable notice (a "Conversion/Continuation Notice") of each conversion of an Advance or continuation of a Eurodollar Advance not later than 10:00 a.m. (New York time) on the date of the requested conversion, in the case of a conversion of any Advance into a Floating Rate Advance, or at least three Business Days prior to the date of the requested conversion or continuation, in the case of a conversion into or continuation of a Eurodollar Advance, specifying:

         (i) the requested date, which shall be a Business Day, of such conversion or continuation;

         (ii) the aggregate amount and Type of the Advance which is to be converted or continued; and

         (iii) the amount and Type(s) of Advance(s) into which such Advance is to be converted or continued and, in the case of a conversion into or continuation of a Eurodollar Advance, the duration of the Interest Period applicable thereto.

         2.10. INTEREST. Each Floating Rate Advance shall bear interest on the outstanding principal amount thereof, for each day from and including the date such Advance is made or is converted from a Eurodollar Advance into a Floating Rate Advance pursuant to Section 2.9 to but excluding the date it becomes due or is converted into a Eurodollar Advance pursuant to Section 2.9 hereof, at a rate per annum equal to the Floating Rate for such day. Changes in the rate of interest on that portion of any Advance maintained as a Floating Rate Advance will take effect simultaneously with each change in the Base Rate. Each Eurodollar Advance shall bear interest from and including the first day of the Interest Period applicable thereto to (but not including) the last day of such Interest Period at a rate per annum equal to the Eurodollar Rate applicable thereto. No Interest Period for any Loans may end after the Maturity Date.

         2.11. RATES APPLICABLE AFTER MATURITY OF ADVANCES. Notwithstanding anything to the contrary contained in Section 2.8 or 2.9, no Advance may be made as, converted into or continued as a Eurodollar Advance (except with the consent of the Required Lenders) when any Default or Unmatured Default has occurred and is continuing. If any Advance is not paid at maturity, whether by acceleration or otherwise, (i) each Eurodollar Advance shall bear interest for the remainder of the applicable Interest Period at the rate otherwise applicable to such Eurodollar Advance for such Interest Period plus 1% per annum and at the end of each Interest Period shall automatically convert to a Floating Rate Advance bearing interest in accordance with clause (ii) of this Section, and (ii) each Floating Rate Advance shall bear interest at a rate per annum equal to the Floating Rate otherwise applicable to the Floating Rate Advance plus 1% per annum.

         2.12. METHOD OF PAYMENT. All payments of the Obligations hereunder shall be made, without setoff, deduction, or counterclaim, in immediately available funds to the Paying Agent at the Paying Agent's address specified pursuant to Article XIII, or at any other Lending Installation of the Paying Agent specified in writing by the Paying Agent to the Borrower, by noon (local time) on the date when due. Each such payment shall be applied to any Advances and other amounts then due in accordance with the written instructions from the Borrower to the Paying Agent accompanying such payment and shall be applied ratably by the Paying Agent among the Lenders. Each payment delivered to the Paying Agent for the account of any Lender shall be delivered promptly by the Paying Agent to such Lender in the same type of funds that the Paying Agent received at such Lender's address specified pursuant to Article XIII or at any Lending Installation specified in a notice received by the Paying Agent from such Lender. The Borrower authorizes the Paying Agent to charge the Borrower's account maintained with Morgan Guaranty for each payment of principal, interest and fees as it becomes due hereunder.

         2.13. EVIDENCE OF DEBT; TELEPHONIC NOTICES. (a) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrower to such Lender resulting from each Loan made by such Lender, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder.

         (b) The Paying Agent shall maintain accounts in which it shall record
(i) the amount of each Loan made hereunder, the Type thereof and the Interest Period, if any, applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder and (iii) the amount of any sum received by the Paying Agent hereunder for the account of the Lenders and each Lender's share thereof.

         (c) The entries made in the accounts maintained pursuant to subsections
(a) or (b) of this Section shall be PRIMA FACIE evidence of the existence and amounts of the obligations recorded therein; PROVIDED that the failure of any Lender or the Paying Agent to maintain such accounts or any error therein shall not in any manner affect the obligation of the Borrower to repay the Loans in accordance with the terms of this Agreement.

         (d) Any Lender may request that the Loans made by it each be evidenced by a promissory note. In such event, the Borrower shall prepare, execute and deliver to such Lender one promissory note, payable to the order of such Lender (or, if requested by such Lender, to such Lender and its registered assigns) and in a form approved by the Paying Agent. Thereafter, the Loans evidenced by such promissory note and interest thereon shall at all times (including after assignment pursuant to Section 12.3) be represented by one or more promissory notes in such form payable to the order of the payee named therein (or, if such promissory note is a registered note, to such payee and its registered assigns).

         (e) The Borrower authorizes the Lenders and the Paying Agent to extend, convert or continue Advances, effect selections of Types of Advances and to transfer funds based on telephonic notices made by any person or persons the Paying Agent or any Lender in good faith believes to be an Authorized Officer acting on behalf of the Borrower. The Borrower agrees to deliver promptly to the Paying Agent a written confirmation of each telephonic notice signed by an Authorized Officer. If the written confirmation differs in any material respect from the action taken by the Paying Agent and the Lenders, the records of the Paying Agent and the Lenders shall govern absent manifest error.

         2.14. INTEREST PAYMENT DATES; INTEREST AND FEE BASIS. Interest accrued on each Floating Rate Advance shall be payable on each Payment Date, commencing with the first such date to occur after the date hereof, on any date on which the Floating Rate Advance is prepaid, whether due to acceleration or otherwise, and at maturity. Interest accrued on that portion of the outstanding principal amount of any Floating Rate Advance converted into a Eurodollar Advance on a day other than a Payment Date shall be payable on the date of conversion. Interest accrued on each Eurodollar Advance shall be payable on the last day of its applicable Interest Period, on any date on which the Eurodollar Advance is prepaid, whether by acceleration or otherwise, and at maturity. Interest accrued on each Eurodollar Advance having an Interest Period longer than three months shall also be payable on the last day of each three-month interval during such Interest Period. Interest on Eurodollar Advances shall be calculated for actual days elapsed on the basis of a 360-day year. All other interest and fees shall be calculated for actual days elapsed on the basis of a 365- or 366-day year, as appropriate. Interest shall be payable for the day an Advance is made but not for the day of any payment on the amount paid if payment is received prior to noon (local time) at the place of payment. If any payment of principal of or interest on an Advance shall become due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day and, in the case of a principal payment, such extension of time shall be included in computing interest in connection with such payment.

         2.15. NOTIFICATION OF ADVANCES, INTEREST RATES, PREPAYMENTS AND COMMITMENT REDUCTIONS. Promptly after receipt thereof, the Paying Agent will notify each Lender of the contents of each Aggregate Commitment reduction notice, Borrowing Notice, Conversion/Continuation Notice, and repayment notice received by it hereunder. The Paying Agent will notify each Lender of the interest rate applicable to each Eurodollar Advance promptly upon determination of such interest rate and will give each Lender prompt notice of each change in the Base Rate. Each Reference Lender agrees to furnish timely information for the purpose of determining the Eurodollar Rate.

         2.16. LENDING INSTALLATIONS. Each Lender may book its Loans at any Lending Installation selected by such Lender and may change its Lending Installation from time to time. All terms of this Agreement shall apply to any such Lending Installation and the Loans shall be deemed held by each Lender for the benefit of such Lending Installation. Each Lender may, by written notice to the Paying Agent and the Borrower, designate a Lending Installation through which Loans will be made by it and for whose account Loan payments are to be made.

         2.17. NON-RECEIPT OF FUNDS BY THE PAYING AGENT. Unless the Borrower or a Lender, as the case may be, notifies the Paying Agent prior to the date on which it is scheduled to make payment to the Paying Agent of (i) in the case of a Lender, the proceeds of a Loan or (ii) in the case of the Borrower, a payment of principal, interest or fees to the Paying Agent for the account of the Lenders, that it does not intend to make such payment, the Paying Agent may assume that such payment has been made. The Paying Agent may, but shall not be obligated to, make the amount of such payment available to the intended recipient in reliance upon such assumption. If such Lender or the Borrower, as the case may be, has not in fact made such payment to the Paying Agent, the recipient of such payment shall, on demand by the Paying Agent, repay to the Paying Agent the amount so made available together with interest thereon in respect of each day during the period commencing on the date such amount was so made available by the Paying Agent until the date the Paying Agent recovers such amount at a rate per annum equal to (i) in the case of payment by a Lender, the Federal Funds Effective Rate for such day or (ii) in the case of payment by the Borrower, the interest rate applicable to the relevant Loan.

         2.18. WITHHOLDING TAX EXEMPTION. At least five Business Days prior to the first date on which interest or fees are payable hereunder for the account of any Lender, each Lender that is not incorporated under the laws of the United States of America, or a state thereof, agrees that it will deliver to each of the Borrower and the Paying Agent two duly completed copies of United States Internal Revenue Service Form 1001 or 4224, certifying in either case that such Lender is entitled to receive payments under this Agreement without deduction or withholding of any United States federal income taxes. Each Lender which so delivers a Form 1001 or 4224 further undertakes to deliver to each of the Borrower and the Paying Agent two additional copies of such form (or a successor form) on or before the date that such form expires (currently, three successive calendar years for Form 1001 and one calendar year for Form 4224) or becomes obsolete or after the occurrence of any event requiring a change in the most recent forms so delivered by it, and such amendments thereto or extensions or renewals thereof as may be reasonably requested by the Borrower or the Paying Agent, in each case certifying that such Lender is entitled to receive payments under this Agreement without deduction or withholding of any United States federal income taxes, unless an event (including without limitation any change in treaty, law or regulation) has occurred prior to the date on which any such delivery would otherwise be required which renders all such forms inapplicable or which would prevent such Lender from duly completing and delivering any such form with respect to it and such Lender advises the Borrower and the Paying Agent that it is not capable of receiving payments without any deduction or withholding of United States federal income tax.


                                   ARTICLE III

                             CHANGE IN CIRCUMSTANCES

         3.1. YIELD PROTECTION. If any law or any governmental or quasi-governmental rule, regulation, policy, guideline or directive (whether or not having the force of law), or any interpretation thereof, or the compliance of any Lender therewith,

         (i) subjects any Lender or any applicable Lending Installation to any tax, duty, charge or withholding on or from payments due from the Borrower (excluding federal taxation of the overall net income of any Lender or applicable Lending Installation), or changes the basis of taxation of payments to any Lender in respect of its Loans or other amounts due it hereunder, or

         (ii) imposes or increases or deems applicable any reserve, assessment, insurance charge, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender or any applicable Lending Installation (other than reserves and assessments taken into account in determining the Eurodollar
                   Rate), or

         (iii) imposes any other condition the result of which is to increase the cost to any Lender or any applicable Lending Installation of making, funding or maintaining loans or reduces any amount receivable by any Lender or any applicable Lending Installation in connection with loans, or requires any Lender or any applicable Lending Installation to make any payment calculated by reference to the amount of loans held or interest received by it, by an amount deemed material by such Lender, then, within 15 days after demand by such Lender, the Borrower shall pay such Lender that portion of such increased expense incurred or reduction in an amount received which such Lender determines is attributable to making, funding and maintaining its Loans and its Commitments.

         3.2. CHANGES IN CAPITAL ADEQUACY REGULATIONS. If a Lender determines that the amount of capital required or expected to be maintained by such Lender, any Lending Installation of such Lender or any corporation controlling such Lender is increased as a result of a Change, then, within 15 days after demand by such Lender, the Borrower shall pay such Lender the amount necessary to compensate such Lender for any shortfall in the rate of return on the portion of such increased capital which such Lender determines is attributable to this Agreement, its Loans or its obligation to make Loans hereunder (after taking into account such Lender's policies as to capital adequacy). "Change" means (i) any change after the date of this Agreement in the Risk-Based Capital Guidelines or (ii) any adoption of or change in any other law, governmental or quasi-governmental rule, regulation, policy, guideline, interpretation, or directive (whether or not having the force of law) after the date of this Agreement which affects the amount of capital required or expected to be maintained by any Lender or any Lending Installation or any corporation controlling any Lender. "Risk-Based Capital Guidelines" means (i) the risk-based capital guidelines in effect in the United States on the date of this Agreement, including transition rules, and (ii) the corresponding capital regulations promulgated by regulatory authorities outside the United States implementing the July 1988 report of the Basle Committee on Banking Regulation and Supervisory Practices Entitled "International Convergence of Capital Measurements and Capital Standards," including transition rules, and any amendments to such regulations adopted prior to the date of this Agreement.

         3.3. AVAILABILITY OF TYPES OF ADVANCES. If any Lender determines that maintenance of its Eurodollar Loans at a suitable Lending Installation would violate any applicable law, rule, regulation, or directive, whether or not having the force of law, or if the Required Lenders determine that (i) deposits of a type and maturity appropriate to match fund Eurodollar Advances are not available or (ii) the interest rate applicable to a Eurodollar Advance does not accurately reflect the cost of making or maintaining such Advance, then the Paying Agent shall suspend the availability of Eurodollar Advances and require any Eurodollar Advances to be converted to Floating Rate Advances.

         3.4. FUNDING INDEMNIFICATION. If any payment or conversion of a Eurodollar Advance occurs on a date which is not the last day of the applicable Interest Period, whether because of acceleration, prepayment or otherwise, or a Eurodollar Advance is not made on the date specified by the Borrower for any reason other than default by the Lenders, the Borrower will indemnify each Lender for any loss or cost incurred by it resulting therefrom, including, without limitation, any loss or cost in liquidating or employing deposits acquired to fund or maintain the Eurodollar Advance.

         3.5. LENDER STATEMENTS; SURVIVAL OF INDEMNITY. To the extent reasonably possible, each Lender shall designate an alternate Lending Installation with respect to its Eurodollar Loans to reduce any liability of the Borrower to such Lender under Sections 3.1 and 3.2 or to avoid the unavailability of Eurodollar Advances under Section 3.3, so long as such designation is not disadvantageous to such Lender as determined by such Lender in its sole discretion. Each Lender shall deliver a written statement of such Lender as to the amount due, if any, under Section 3.1, 3.2 or 3.4. Such written statement shall set forth in reasonable detail the calculations upon which such Lender determined such amount and shall be final, conclusive and binding on the Borrower in the absence of manifest error. Determination of amounts payable under such Sections in connection with a Eurodollar Loan shall be calculated as though each Lender funded its Eurodollar Loan through the purchase of a deposit of the type and maturity corresponding to the deposit used as a reference in determining the Eurodollar Rate applicable to such Loan, whether in fact that is the case or not. Unless otherwise provided herein, the amount specified in the written statement shall be payable on demand after receipt by the Borrower of the written statement. The obligations of the Borrower under Sections 3.1, 3.2 and
3.4 shall survive payment of the Obligations and termination of this Agreement.


                                   ARTICLE IV

                              CONDITIONS PRECEDENT

         4.1. CLOSING. The Lenders shall not be required to make the initial Advance hereunder unless:

         (a) on or before the Effective Date the Paying Agent shall have received, with sufficient copies for the Lenders:

         (i) Counterpart signature pages of this Agreement executed by each party hereto;

         (ii)     Counterparts of the Guaranty, executed by each Guarantor;

         (iii) Copies of the charter of the Borrower and each Guarantor, together with all amendments, and a certificate of good standing for each such Person, all certified on or within 15 days prior to the Effective Date by the appropriate governmental officer in such Person's jurisdiction of incorporation;

         (iv) Copies, certified as of the Effective Date by the Secretary or Assistant Secretary of the Borrower and each Guarantor, of its by-laws and of its Board of Directors' resolutions (and resolutions of other bodies, if any are reasonably deemed necessary by counsel for any Lender) authorizing the execution, delivery, and performance of the Loan Documents;

         (v) Incumbency certificates, executed as of the Effective Date by the Secretary or Assistant Secretary of the Borrower and each Guarantor, which shall identify by name and title and bear the signature of the officers of the Borrower or such Guarantor, as the case may be, authorized to sign the Loan Documents and to make borrowings hereunder, upon which certificate the Paying Agent and the Lenders shall be entitled to rely until informed of any change in writing by the Borrower;

         (vi) A certificate, dated the Effective Date, signed by the Chief Financial Officer or Treasurer of the Borrower, stating that on such date no Default or Unmatured Default has occurred and is continuing;

         (vii) A written opinion of the Borrower's counsel, addressed to the Lenders in substantially the form of Exhibit "B" hereto. The Borrower requests its counsel to issue such opinion;

         (viii) The Company shall have paid all fees and expenses due and payable on or before the Effective Date;

         (ix) A written representation and warranty by the Borrower that, as of the Effective Date, since May 31, 1998, there has been no change in the business, Property, prospects, condition (financial or otherwise) or results of operations of the Borrower and its Subsidiaries taken as a whole which could reasonably be expected to have a Material Adverse Effect;

         (x) A summary of the Eligible Receivables of FedEx and its Subsidiaries as of November 30, 1998, and a calculation of the value of the Designated Collateral (determined in accordance with Section 6.26(b)), in each case in form satisfactory to the Paying Agent; and

         (xi) such other documents as any Lender or its counsel may reasonably request; and

         (b) the following additional conditions precedent have been satisfied:

         (i) amendments to the Existing Revolving Credit Documents and the Existing L/C Facility Documents shall have been executed and delivered, to permit the execution, delivery and performance of the Loan Documents, and copies of such amendments shall have been delivered to the Paying Agent; and

         (ii) no amounts shall be outstanding under the Existing Revolving Credit Documents.

         4.2. EACH ADVANCE. The Lenders shall not be required to make any Advance, unless on the applicable Borrowing Date:

         (i) There exists no Default or Unmatured Default and no Default or Unmatured Default shall occur upon giving effect to the application of the proceeds of such Advance.

         (ii) The representations and warranties contained in Article V are true and correct as of such Borrowing Date except for changes in the Schedules hereto reflecting transactions permitted by this Agreement.

         (iii) All legal matters incident to the making of such Advance shall be satisfactory to the Lenders and their counsel.

         Each Borrowing Notice with respect to each such Advance shall constitute a representation and warranty by the Borrower that the conditions contained in Sections 4.2(i) and (ii) have been satisfied.


                                    ARTICLE V

                         REPRESENTATIONS AND WARRANTIES

         The Borrower represents and warrants to the Lenders that:

         5.1. CORPORATE EXISTENCE AND STANDING. Each of the Borrower, each of the Guarantors and each of the Significant Subsidiaries is a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation and has all requisite authority to conduct its business in each jurisdiction in which its business is conducted and where the failure to have such requisite authority would have a material adverse effect on the business of the Borrower, the Guarantors and the Significant Subsidiaries taken as a whole.

         5.2. AUTHORIZATION AND VALIDITY. The Borrower and each of the Guarantors has the corporate power and authority and legal right to execute and deliver the Loan Documents executed (or, with respect to the Security Documents, to be executed) by it and to perform its obligations thereunder. The execution and delivery by the Borrower and the Guarantors of the Loan Documents and the performance of their respective obligations thereunder have been duly authorized by proper corporate proceedings, and the Loan Documents constitute (or, with respect to the Security Documents, when executed will constitute) legal, valid and binding obligations of the Borrower and the Guarantors, enforceable in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and subject also to the availability of equitable remedies if equitable remedies are sought.

         5.3. NO CONFLICT; GOVERNMENT CONSENT. Neither the Borrower's nor any Guarantor's execution and delivery of the Loan Documents, nor the consummation of the transactions therein contemplated, nor compliance with the provisions thereof will violate any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on the Borrower, any Guarantor or any of the Significant Subsidiaries or the Borrower's, any Guarantor's or any Significant Subsidiary's articles or certificate of incorporation or by-laws or the provisions of any indenture, instrument or agreement to which the Borrower, any Guarantor or any of the Significant Subsidiaries is a party or is subject, or by which it, or its Property, is bound, or conflict with or constitute a default thereunder, or, except pursuant to the Security Documents, result in or require the creation or imposition of any Lien in, of or on the Property of the Borrower, any Guarantor or any Significant Subsidiary pursuant to the terms of any such indenture, instrument or agreement. Except for the (i) 1996 Caliber Indenture and (ii) certain additional Indebtedness in an aggregate principal amount of not greater than $50,000,000, none of the Borrower, any Guarantor or any Subsidiary is a party to any indenture, instrument or agreement that requires the Indebtedness governed thereby to be equally and ratably secured with the Obligations as a result of the execution and delivery of any of the Security Documents. No order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by, any governmental or public body or authority, or any subdivision thereof, is required to authorize, or is required in connection with the execution, delivery and performance of, or the legality, validity, binding effect or enforceability of, any of the Loan Documents (other than filings in connection with the Security Documents).

         5.4. FINANCIAL STATEMENTS. The May 31, 1998 audited consolidated financial statements and August 31, 1998 unaudited consolidated financial statements of the Borrower and its Consolidated Subsidiaries heretofore delivered to the Lenders were prepared in accordance with GAAP in effect on the dates such statements were prepared and fairly present the consolidated financial condition and operations of the Borrower and its Consolidated Subsidiaries at such dates and the consolidated results of their operations for the periods then ended (except, in the case of such unaudited statements, for normal year-end adjustments).

         5.5. TAXES. The Borrower and its Significant Subsidiaries have filed all United States federal tax returns and all other material tax returns which are required to be filed and have paid all taxes due pursuant to said returns or pursuant to any assessment received by the Borrower or any of its Significant Subsidiaries, except such taxes, if any, as are being contested in good faith and as to which adequate reserves determined in accordance with GAAP have been provided. The charges, accruals and reserves on the books of the Borrower and its Significant Subsidiaries in respect of any taxes or other governmental charges are adequate.

         5.6. LITIGATION AND CONTINGENT OBLIGATIONS. Except for such matters as are referenced in the form of opinion of counsel attached hereto as Exhibit "B", there is no litigation, arbitration, governmental investigation, proceeding or inquiry pending or, to the knowledge of any of their officers, threatened against or affecting the Borrower or any of its Significant Subsidiaries which could reasonably be expected to have a Material Adverse Effect. Other than any liability incident to such litigation, arbitration or proceedings, the Borrower and its Significant Subsidiaries have no material contingent obligations not provided for or disclosed in the financial statements referred to in Section 5.4.

         5.7. SUBSIDIARIES. Schedule "2" hereto contains an accurate list of all of the presently existing Significant Subsidiaries of the Borrower, setting forth their respective jurisdictions of incorporation and the percentage of their respective capital stock owned by the Borrower or other Subsidiaries. All of the issued and outstanding shares of capital stock of such Subsidiaries have been duly authorized and issued and are fully paid and non-assessable.

         5.8. ERISA. The Unfunded Liabilities of all Single Employer Plans do not in the aggregate exceed $80,000,000. Each Plan complies in all material respects with all applicable requirements of law and regulations, no Reportable Event has occurred with respect to any Plan, neither the Borrower nor any other member of the Controlled Group has withdrawn from any Plan or initiated steps to do so, and no steps have been taken to reorganize or terminate any Plan.

         5.9. ACCURACY OF INFORMATION. No information, exhibit or report furnished by the Borrower or any of its Subsidiaries to the Paying Agent or to any Lender in connection with the negotiation of, or compliance with, the Loan Documents contained any material misstatement of fact or omitted to state a material fact or any fact necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading.

         5.10. REGULATION U. Margin stock (as defined in Regulation U) constitutes less than 25% of the value of those assets of the Borrower and its Subsidiaries which are subject to any limitation on sale or pledge, or any other restriction, hereunder.

         5.11. MATERIAL AGREEMENTS. Neither the Borrower nor any Subsidiary is a party to any agreement (including, without limitation, this Agreement) or instrument or subject to any charter or other corporate restriction which could reasonably be expected to have a Material Adverse Effect. Neither the Borrower nor any Subsidiary is in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any agreement to which it is a party, which default could reasonably be expected to have a Material Adverse Effect.

         5.12. COMPLIANCE WITH LAWS. The Borrower and its Subsidiaries have complied in all material respects with all applicable statutes, rules, regulations, orders and restrictions of any domestic or foreign government or any instrumentality or agency thereof, having jurisdiction over the conduct of their respective businesses or the ownership of their respective Property. Neither the Borrower nor any Subsidiary has received any notice to the effect, nor does any Authorized

Officer have any actual knowledge, that its operations are not in material compliance with any of the requirements of applicable federal, state and local environmental, health and safety statutes and regulations or the subject of any federal or state investigation evaluating whether any remedial action is needed to respond to a release of any toxic or hazardous waste or substance into the environment, which non-compliance or remedial action could reasonably be expected to have a Material Adverse Effect.

         5.13. EXISTING LIENS. None of the assets of the Borrower or any of its Subsidiaries is subject to any Lien other than those permitted by Section 6.19.

         5.14. INVESTMENT COMPANY ACT. Neither the Borrower nor any Subsidiary thereof is an "investment company" or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended.

         5.15. CITIZENSHIP. FedEx is a citizen of the United States, as defined in 49 U.S.C. Sec. 40102(a)(15) (a "Citizen"). Each other Subsidiary that must be a Citizen in order to conduct its business as currently conducted is a Citizen. Neither FedEx nor any such other Subsidiary is a national of any foreign country designated in Presidential Executive Order No. 8389 or 9193, as amended, and the regulations issued thereunder, as amended, or a national of any foreign country designated in the Foreign Assets Control Regulations or in the Cuban Assets Control Regulations of the United States Treasury Department, 31 C.F.R., Chapter V, as amended.

         5.16. STATUS AS AIR CARRIER. FedEx, and each other Subsidiary that must be so authorized in order to conduct its business as currently conducted, (i) is authorized to engage in all cargo domestic and international air service under certificates issued pursuant to 49 U.S.C. Sec. 41103 and 49 U.S.C. Sec. 41102(a), respectively, and (ii) is the holder of a valid and effective operating certificate issued by the FAA pursuant to Part 121 of the Federal Aviation Regulations. Such certificates are in full force and effect and are adequate for the conduct of the business of the Borrower and its Subsidiaries as now conducted. There are no actions, proceedings or investigations pending or, to the knowledge of any of its officers, threatened (or any basis therefor known to the Borrower) to amend, modify, suspend or revoke any such certificate in whole or in part, which would have any material adverse effect on any such certificate or any of the operations of the Borrower or its Subsidiaries.

         5.17. PARI PASSU. All the payment obligations of the Borrower and the Guarantors arising under or pursuant to the Loan Documents will at all times rank pari passu with all other unsecured and unsubordinated payment obligations and liabilities (including contingent obligations and liabilities) of the Borrower and the Guarantors (other than obligations under the Existing Revolving Credit Documents, provided that no Default has occurred hereunder, and obligations which are mandatorily preferred by laws or regulations of general application).

         5.18. MATERIAL ADVERSE EFFECT. Since May 31, 1998 there has been no change in the business, Property, prospects, condition (financial or otherwise) or results of operations of the

Borrower and its Subsidiaries taken as a whole which could reasonably be expected to have a Material Adverse Effect.

         5.19. YEAR 2000 COMPLIANCE. The Borrower has (i) initiated a review and assessment of all areas within the business and operations of the Borrower and any of its Subsidiaries (including those areas affected by suppliers and vendors) that could be adversely affected by the Year 2000 Problem, (ii) developed a plan and timeline for addressing the Year 2000 Problem on a timely basis and (iii) to the date hereof, implemented such plan in accordance with such timetable. The Borrower reasonably believes that all computer applications (including those of suppliers and vendors) that are material to the business or operations of the Borrower or any of its Subsidiaries will, on a timely basis, be able to properly perform date-sensitive functions for all dates before and from and after January 1, 2000, except to the extent that a failure to do so could not reasonably be expected to have a Material Adverse Effect.


                                   ARTICLE VI

                                    COVENANTS

         During the term of this Agreement and so long as any Obligations are outstanding or any Commitment is in effect hereunder, unless the Required Lenders shall otherwise consent in writing:

         6.1. FINANCIAL REPORTING. The Borrower will maintain, for itself and each Subsidiary, a system of accounting established and administered in accordance with GAAP, and furnish to the Lenders:

         (i) Within 90 days after the close of each of its fiscal years, an unqualified audit report certified by independent certified public accountants of recognized national standing acceptable to the Lenders, prepared in accordance with GAAP on a consolidated basis for itself and the Consolidated Subsidiaries, including a balance sheet as of the end of such period, related profit and loss and reconciliation of surplus statements, and a statement of cash flows, accompanied by (a) any management letter prepared by said accountants, and (b) a certificate of said accountants that, in the course of their examination necessary for their certification of the foregoing, they have obtained no knowledge of any Default or Unmatured Default, or if, in the opinion of such accountants, any Default or Unmatured Default shall exist, stating the nature and status thereof.

         (ii) Within 45 calendar days after the end of each of the first three quarters of each fiscal year of the Borrower, for itself and the Consolidated Subsidiaries, an unaudited consolidated balance sheet as at the close of such period and consolidated profit and loss and reconciliation of surplus statements and a statement of cash flows for the period from the beginning of such fiscal year to the end of such quarter, all certified as complete and accurate and prepared in accordance with GAAP by its Chief Financial Officer, Treasurer or Controller.

         (iii) Within 45 calendar days after the end of each of the first three quarters of each fiscal year of the Borrower and within 90 calendar days after the end of the fourth quarter of each fiscal year of the Borrower, and from time to time as reasonably requested by the Paying Agent, for Caliber and its Subsidiaries on a consolidated basis, a certificate signed by the Borrower's Chief Financial Officer, Treasurer or Controller certifying as to, (i) for such period, the Caliber Operating Income and (ii) at the end of such period, the aggregate principal amount of all outstanding Indebtedness of Caliber and its Subsidiaries.

         (iv) Together with the financial statements required hereunder, a certificate signed by its Chief Financial Officer or Treasurer stating that no Default or Unmatured Default exists, or if any Default or Unmatured Default exists, stating the nature and status thereof, and stating the steps the Borrower is taking to cure such Default or Unmatured Default.

         (v) As soon as available, and in any event within 45 calendar days after the end of each of the first three quarters of each fiscal year of the Borrower and within 90 calendar days after the end of the fourth quarter of each fiscal year of the Borrower, a schedule in substantially the form of Schedule "3" hereto, certified as accurate by the Borrower's Chief Financial Officer, Treasurer or Controller, showing, as of the end of such quarter, the Borrower's calculation, in form and detail satisfactory to the Paying Agent, of the calculations required to be made to determine compliance with each of Sections 6.12, 6.13 and 6.24.

         (vi)     Promptly upon becoming available, copies of:

                  (a) All financial statements, reports, notices and proxy statements sent by the Borrower, any Guarantor or any Significant Subsidiary to its public stockholders (if any).

                  (b) All prospectuses (other than on Form S-8 or a similar form) of the Borrower or any Consolidated Subsidiary filed with the Securities and Exchange Commission or any other governmental agency succeeding to the jurisdiction thereof.

                  (c) All regular and periodic reports filed by the Borrower or any Consolidated Subsidiary with any securities exchange or with the Securities and Exchange Commission or any other governmental agency succeeding to the jurisdiction thereof.

         (vii) As soon as possible and in any event within 10 days after receipt by the Borrower, a copy of (a) any notice or claim to the effect that the Borrower or any of its Subsidiaries is or may be liable to any Person as a result of the release by the Borrower, any of its Subsidiaries, or any other Person of any toxic or hazardous waste or substance into the environment, and (b) any notice alleging any violation of any federal, state or local environmental, health or safety law or regulation by the Borrower or any of its Subsidiaries, which, in either case, could reasonably be expected to have a Material Adverse Effect.

         (viii) Promptly after any Authorized Officer learns thereof, notice of any change in any Rating, or any publicly-announced decision by Moody's or S&P to consider a change in any Rating.

         (ix) On or before January 15, 1999, and thereafter from time to time as reasonably requested by the Paying Agent within 15 Business Days after each such request, an Appraisal Report setting forth the fair market value of the airframes and engines of FedEx included in Schedule "1".

         (x) Not more than 15 Business Days after the end of each calendar month following the Effective Date, or more frequently as the Paying Agent may reasonably request from time to time, a report summarizing the Eligible Receivables of FedEx and its Subsidiaries as of the end of such month or such other date.

         (xi) Within 15 Business Days after the Paying Agent may reasonably request from time to time, an appraisal setting forth the fair market value of all or any part of the Designated Collateral described in clause (iv) of Section 6.26(b).

         (xii) Such other information (including non-financial information) as the Paying Agent or any Lender may from time to time reasonably request.

         6.2. USE OF PROCEEDS. The Borrower will, and will cause each Subsidiary to, use the proceeds of the Advances as liquidity support for the issuance of commercial paper by the Borrower, for Acquisitions not prohibited under the following sentence, for general corporate purposes and working capital of the Borrower and its Subsidiaries (including working capital needs in connection with self-help actions or a strike by members of the FPA, or contingency plans related thereto), and to repay outstanding Advances. The Borrower will not, nor will it permit any Subsidiary to, use any of the proceeds of the Advances to purchase or carry any "margin stock" (as defined in Regulation U) or to make any Acquisition which has not been approved or consented to by the board of directors or equivalent governing body of the Person whose assets or equity interests are to be acquired.

         6.3. NOTICE OF DEFAULT. The Borrower will, and will cause each Subsidiary to, give prompt notice in writing to the Lenders of the occurrence of any Default or Unmatured Default and of any other development, financial or otherwise, which could reasonably be expected to have a Material Adverse Effect.

         6.4. CONDUCT OF BUSINESS. Except as permitted by Sections 6.15 and 6.16, the Borrower will, and will cause each Guarantor and Significant Subsidiary to, carry on and conduct its business in substantially the same manner and in substantially the same fields of enterprise as it is presently conducted (except for changes in the conduct of business resulting from an actual or threatened business interruption, including but not limited to self-help actions or a strike, by members of the FPA, or contingency plans related thereto) and to do all things necessary to remain duly incorporated, validly existing and in good standing as a domestic corporation in its jurisdiction of incorporation and maintain all requisite authority to conduct its business in each jurisdiction in which its business is conducted and where the failure to have such requisite authority could reasonably be expected to have a Material Adverse Effect.

         6.5. CITIZENSHIP AND REGULATORY CERTIFICATES. The Borrower will cause FedEx and each other applicable Subsidiary to continue to be (a) a citizen of the United States, as defined in 49 U.S.C. Sec. 40102(a)(15), (b) authorized to engage in all cargo domestic and international air service under certificates issued pursuant to 49 U.S.C. Sec. 41103 and 49 U.S.C. Sec. 41102(a), respectively, (c) the holder of all other certificates, rights, permits, franchises and concessions from appropriate governments or governmental authorities necessary or appropriate to enable the Borrower and its Subsidiaries to conduct their business in all material respects as presently being conducted, and (d) the holder of a valid and effective operating certificate issued by the FAA pursuant to Part 121 of the Federal Aviation Regulations. The Borrower will, and will cause each of its Subsidiaries to, use its best efforts to maintain, preserve and keep in full force and effect its certificates, rights, permits, franchises and concessions from appropriate governments or governmental authorities and use its best efforts from time to time to obtain appropriate renewals or replacements, provided, that nothing in this Section 6.5 shall prevent the Borrower or any of its Subsidiaries from abandoning, or permitting the amendment, expiration or termination of, any such certificate, right, permit, franchise or concession if, in the opinion of the Borrower, such abandonment, amendment, expiration or termination is in the interest of the Borrower and not prejudicial in any material respect to the Lenders.

         6.6. PAYMENT OF TAXES. The Borrower will, and will cause each Subsidiary to, pay and discharge all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits, or upon any property belonging to it, and all lawful claims which, if unpaid, would become a Lien, except where failure to do any of the foregoing would not have a Material Adverse Effect and provided that neither the Borrower nor a Subsidiary shall be required to pay any such tax, assessment, charge, levy or claim the payment of which is being contested in good faith and by appropriate proceedings; and make monthly accruals of all of the estimated liability of the Borrower and Subsidiaries for such taxes, assessments, charges and levies, determined in accordance with GAAP, and establish adequate reserves determined in accordance with GAAP, for such thereof as may be contested, and reflect such accruals and reserves in all financial statements furnished hereunder.

         6.7. INSURANCE. The Borrower will, and will cause each Subsidiary to, maintain with financially sound and reputable insurance companies insurance on all its respective Property in such amounts and covering such risks as is consistent with sound business practice, and the Borrower will furnish to any Lender upon request full information as to the insurance carried.

         6.8. COMPLIANCE WITH LAWS. The Borrower will, and will cause each Subsidiary to, comply with all laws, rules, regulations, orders, writs, judgments, injunctions, decrees or awards to which it may be subject, except where failure to do so could not reasonably be expected to have a Material Adverse Effect.

         6.9. MAINTENANCE OF PROPERTIES. The Borrower will, and will cause each Subsidiary to, do all things necessary to maintain, preserve, protect and keep its Property in good repair, working order and condition, and make all necessary and proper repairs, renewals and replacements so that its business carried on in connection therewith may be properly conducted at all times, except where failure to do any of the foregoing could not reasonably be expected to have a Material Adverse Effect.

         6.10. INSPECTION. The Borrower will, and will cause each Subsidiary to, permit the Lenders, by their respective representatives and agents, to inspect any of the Property, corporate books and financial records of the Borrower and each Subsidiary, to examine and make copies of the books of accounts and other financial records of the Borrower and each Subsidiary, and to discuss the affairs, finances and accounts of the Borrower and each Subsidiary with, and to be advised as to the same by, their respective officers at such reasonable times and intervals as the Lenders may designate upon reasonable notice to the Borrower.

         6.11. DIVIDEND DECLARATIONS. The Borrower will not, nor will it permit any Consolidated Subsidiary to, declare any dividend on any of its shares payable more than 60 calendar days after the declaration date.

         6.12. LEVERAGE. The Borrower will maintain at all times a ratio of (i) the sum of (a) the aggregate unpaid principal amount of all outstanding Funded Debt, PLUS (b) Capitalized Operating Lease Value, to (ii) the sum of (a) the items listed in clause (i) above PLUS (b) Consolidated Adjusted Net Worth, of not more than .70 to l.

         6.13. FIXED CHARGE COVERAGE. The Borrower will at all times maintain a ratio of (a) Consolidated Cash Flow to (b) the sum of Interest Expense and Rent Expense in an amount not less than 1.2 to 1.

         6.14.    RESERVED.

         6.15. MERGER AND CONSOLIDATION. The Borrower will not, nor will it permit any Consolidated Subsidiary to, merge or consolidate with or into or enter into any analogous reorganization or transaction with any other Person, except

                   (a) Any Consolidated Subsidiary (other than Caliber) or other corporation may merge or consolidate with the Borrower, provided that, after giving effect to any such merger or consolidation, (i) the Borrower shall be the continuing or surviving corporation and (ii) no Default or Unmatured Default shall exist,

                   (b) Any Wholly-Owned Subsidiary (other than Caliber) may merge with any other Wholly-Owned Subsidiary,

                   (c) Any Consolidated Subsidiary other than Caliber, FedEx or RPS may be liquidated or dissolved,

                   (d) Any Consolidated Subsidiary (other than Caliber) may merge or consolidate with any other Person, provided that, after giving effect to any such merger or consolidation, no Default or Unmatured Default shall exist, and provided, further, that, unless after giving effect to any such merger or consolidation the Borrower owns, directly or indirectly, 100% of such Consolidated Subsidiary, (i) such merger or consolidation shall be deemed to be a sale of such Consolidated Subsidiary to such other Person pursuant to either Section 6.16(c) or 6.16(e) (as appropriate under the terms of Section 6.16) and (ii) such merger or consolidation shall be a violation of this Section 6.15 unless such deemed sale is permitted by either Section 6.16(c) or 6.16(e) and the Borrower complies with all of the terms of Section 6.16(c) or Section 6.16(e), as the case may be, regarding such deemed sale, and

                   (e) Any other corporation may merge or consolidate with any Consolidated Subsidiary, provided that, after giving effect to any such merger or consolidation, (i) the continuing or surviving corporation shall be a Consolidated Subsidiary, (ii) no Default or Unmatured Default shall exist, and (iii) the Borrower owns, directly or indirectly, 100% of such Consolidated Subsidiary.

         6.16. SALES OF ASSETS. The Borrower will not, nor will it permit any Consolidated Subsidiary to, sell, transfer, convey (including, without limitation, any sale, transfer or conveyance related to a sale and leaseback transaction but excluding sales of inventory in the ordinary course of business) or lease (or enter into any commitment to sell, transfer, convey or lease) all or any part of its assets (whether in one or a series of transactions) except

                   (a) Leases by the Borrower and Consolidated Subsidiaries of Flight Equipment to others provided that the aggregate book value of all Flight Equipment leased to any other Person or Persons by the Borrower or any such Consolidated Subsidiary shall not at any time exceed $500,000,000;

                   (b) Sales of property by the Borrower or a Consolidated Subsidiary provided that at the time of any such sale or other disposition the Borrower or Consolidated Subsidiary making such sale or disposition shall have previously acquired or shall be simultaneously acquiring, in contemplation of such sale or other disposition, substantially similar property, or shall have previously entered into, or shall be simultaneously entering into, a binding purchase agreement or purchase agreements to acquire substantially similar property, which property is acquired within three years of such sale or other disposition;

                   (c) Sales of property (other than sales of property permitted by Section 6.16(e) but including any deemed sales of property pursuant to Section 6.15(d)) determined by the Borrower to be surplus or obsolete provided that the aggregate net book value of all such surplus or obsolete property sold in any one fiscal year of the Borrower shall not exceed 12.5% of Consolidated Adjusted Net Worth as of the last day of the fiscal year of the Borrower immediately preceding the fiscal year of the Borrower during which any such sale of assets shall take place;

                   (d) Sales of any property in order concurrently or subsequently to lease as lessee such or similar property, provided that
         (i) any such sale takes place within 360 days after (A) in the case of personal property, the date on which the Borrower or the applicable Consolidated Subsidiary acquired such property, and (B) in the case of real property or fixtures, the later of the date on which the Borrower or the applicable Consolidated Subsidiary acquired such property or the date on which construction of all improvements on such property was completed, and (ii) after giving effect to the creation of the Capitalized Lease Obligations, if any, of the Borrower or a Consolidated Subsidiary resulting from the lease of such property by the Borrower or a Consolidated Subsidiary, the Borrower is in compliance with Section 6.12;

                   (e) Dispositions in connection with the restructuring at Viking Freight, Inc. which was publicly announced prior to the date hereof; and

                   (f) Sales of Property commonly known as "Federal Express Stage 3 Kits" in accordance with FedEx's ordinary business practices.

Notwithstanding any provision of this Section 6.16 to the contrary, the Borrower will not, nor will it permit any Consolidated Subsidiary to, make any such sale, transfer, conveyance or lease of any Collateral or Designated Collateral without the prior written consent of the Required Lenders, except that the Borrower and its Consolidated Subsidiaries may sell, transfer, convey or lease, in accordance with the foregoing provisions of this Section 6.16, Designated Collateral consisting of motor vehicles and real estate without such written consent, provided that after giving effect thereto, the Borrower is in compliance with
Section 6.24.

         6.17. LOANS, ADVANCES AND INVESTMENTS. The Borrower will not, nor will it permit any Consolidated Subsidiary to, make or suffer to exist any Investments, or commitments therefor, except

                   (a) Marketable direct obligations of the United States of America, or an instrumentality or agency thereof, having a remaining term to maturity of not more than one year;

                   (b) Certificates of deposit or other obligations having a remaining term to maturity of not more than one year and issued by a Lender or any other national or state bank or trust company having capital, surplus and undivided profits in excess of $250,000,000 in the aggregate;

                   (c) Other certificates of deposit having a remaining term to maturity of not more than one year and issued by a bank or other financial institution approved in accordance with the Borrower's corporate investment guidelines and procedures provided that the aggregate outstanding principal amount of all such certificates of deposit shall not at any one time exceed $1,000,000;

                   (d) Time deposits in any currency having a remaining term to maturity of not more than one year and held by (i) foreign branches of American banks, each such bank having capital, surplus and undivided profits in excess of $250,000,000, or (ii) foreign banks, each such bank having total capital, surplus and undivided profits in excess of $250,000,000 or its equivalent in other currencies;

                   (e) For a period not in excess of one year, (i) marketable direct obligations of the United States of America, or an instrumentality or agency thereof, or (ii) instruments fully supported by marketable direct obligations of the United States of America, or an instrumentality or agency thereof, or (iii) open market commercial paper maturing within one year after acquisition of such commercial paper, which is rated A1 or better by S&P or P1 or better by Moody's; in each case, purchased by the Borrower or a Consolidated Subsidiary and actually delivered to or held by a Dealer for the account of the Borrower or a Consolidated Subsidiary under a repurchase agreement with the Dealer from which such obligations or commercial paper was purchased obligating such Dealer to repurchase such obligations or commercial paper within fourteen calendar days after the date of such repurchase agreement;

                   (f) Open-market commercial paper maturing within one year after the acquisition thereof, which is rated A1 or better by S&P or P1 or better by Moody's;

                   (g) Investments in the capital stock of a Consolidated Subsidiary;

                   (h) Loans and advances by the Borrower to a Consolidated Subsidiary;

                   (i) Loans and advances by a Consolidated Subsidiary to any other Consolidated Subsidiary or to the Borrower;

                   (j) Investments in any Person not otherwise permitted by this
         Section 6.17, which together with all other Investments at the time outstanding under this Section 6.17(j), do not exceed 12.5% of Consolidated Adjusted Net Worth provided that at least 66-2/3% of such Investments are reasonably related to the same fields of enterprise as those in which the Borrower and the Consolidated Subsidiaries are now engaged; and

                   (k) Investments made by the Borrower or a Consolidated Subsidiary provided that, after giving effect to any such Investment,
         (i) the aggregate amount of all such Investments existing on the date of such proposed action shall not exceed (x) $750,000,000 plus (y) 75% (or in the case of a deficit, minus 100%) of the Consolidated Net Income for the period commencing on June 1, 1997 and ending on and including the date of any such proposed action (the "Computation Period") plus (z) the aggregate amount of the net cash proceeds received by the Borrower during the Computation Period from the sale of its stock and Indebtedness of the Borrower convertible into stock of the Borrower (but only to the extent that any such Indebtedness has been converted into shares of such stock during such period), and (ii) there shall exist no Default or Unmatured Default.

In determining from time to time the amount of the Investments permitted by this
Section 6.17, loans and advances shall be taken at the principal amount thereof then remaining unpaid at the time of such determination and other Investments shall be taken at the original cost thereof, regardless of any subsequent appreciation or depreciation therein.

         6.18. CONTINGENT LIABILITIES. The Borrower will not, nor will it permit any Consolidated Subsidiary to, assume, guarantee (including entering into any contract which is, in economic effect, substantially equivalent to a guaranty), endorse, contingently agree to purchase or to provide funds for the payment of, agree to maintain the net worth or working capital or any other financial test of, or otherwise become liable upon, any obligation of, any Person, except

                   (a) the Guaranties;

                   (b) By the endorsement of negotiable instruments for deposit or collection (or similar transactions) in the ordinary course of business;

                   (c) Guaranties of customs fees in the ordinary course of
                       business;

                   (d) Any other Contingent Obligation which after having given effect thereto would not cause the Borrower to fail to be in compliance with Section 6.12; and

                   (e) Guaranties included or required under the Existing
                       Revolving Credit Documents and the Existing L/C Facility Documents.

In determining from time to time the amount of guaranties and contingent liabilities permitted by this Section 6.18, guaranties and contingent liabilities shall be taken at the principal amount then remaining unpaid at the time of such determination on the indebtedness and obligations so guaranteed or related to such contingent liabilities.

         6.19. LIENS. The Borrower will not, nor will it permit any Consolidated Subsidiary to, create, incur, assume or suffer to exist, any Lien, or enter into, or make any commitment to enter into, any arrangement for the acquisition of any Property through conditional sales, lease-purchase or other title retention agreement, except:

                   (a) Liens which may be hereafter created to secure payment of the Obligations;

                   (b) Deposits or pledges, made in the ordinary course of business, to secure payment of workers' compensation, unemployment insurance, old age pensions or other social security obligations;

                   (c) Deposits or pledges, made in the ordinary course of business, to secure performance of bids, tenders, contracts (other than contracts for Indebtedness), leases, public or statutory obligations, surety bonds, or other deposits or pledges for purposes of like general nature made in the ordinary course of business;

                   (d) Deposits or pledges for the purpose of securing an appeal, stay or discharge in the course of legal proceedings, or Liens for judgments or awards which were not incurred in connection with Indebtedness or the obtaining of advances or credits, provided such deposits, pledges and Liens do not, in the aggregate for the Borrower and the Consolidated Subsidiaries, materially detract from the value of their assets or properties or materially impair the use thereof in the ordinary course of business and such appeal, judgment or award, as the case may be, is being diligently contested or litigated in good faith by appropriate proceedings being diligently conducted, and provided further there has been set aside on the books of the Borrower or the Consolidated Subsidiaries, as the case may be, reserves in accordance with GAAP with respect thereto, which reserves shall be maintained until the related liabilities are paid or otherwise discharged, and provided further execution is not levied upon any such judgment or award;

                   (e) Liens for taxes, fees, assessments and governmental charges not delinquent or which are being contested in good faith by appropriate proceedings being diligently conducted, provided there has been set aside on the books of the Borrower or the Consolidated Subsidiaries, as the case may be, adequate reserves in accordance with GAAP with respect thereto, which reserves shall be maintained until the related liabilities are paid or otherwise discharged, and provided further, execution is not levied upon any such Lien;

                   (f) Mechanics', carriers', workers', repairmen's or other like Liens arising in the ordinary course of business securing obligations which are not overdue for a period of more than 90 calendar days, or which are being contested in good faith by appropriate proceedings being diligently conducted provided there has been set aside on the books of the Borrower and the Consolidated Subsidiaries, as the case may be, adequate reserves in accordance with GAAP with respect thereto, which reserves shall be maintained until the related liabilities are paid or otherwise discharged, and provided further, execution is not levied upon any such Lien;

                   (g) Lessors' interests under Capitalized Leases;

                   (h) Liens on property acquired or constructed with the proceeds of any tax-exempt airport bond financing;

                   (i) Liens securing Indebtedness of a Consolidated Subsidiary to the Borrower;

                   (j) Liens existing on the property of a corporation or other business entity immediately prior to its being consolidated with or merged into the Borrower or a Consolidated Subsidiary or its becoming a Consolidated Subsidiary, or Liens existing on any property acquired by the Borrower or a Consolidated Subsidiary at the time such is so acquired (whether or not the Indebtedness secured thereby shall have been assumed), provided that (i) no such Lien was created or assumed in contemplation of such consolidation or merger or such entity's becoming a Consolidated Subsidiary or such acquisition of property and (ii) each such Lien shall only cover the acquired property and, if required by the terms of the instrument originally creating such Lien, property which is an improvement to or is acquired for specific use in connection with such acquired property;

                   (k) Liens on Flight Equipment acquired on or after the date of this Agreement which (i) secure the payment of all or any part of the purchase price of such Flight Equipment or improvements thereon,
         (ii) are limited to the Flight Equipment so acquired and improvements thereon, and (iii) attach to such Flight Equipment within one year after the acquisition or improvement of such Flight Equipment;

                   (l) Liens on the Designated Collateral granted in accordance with Section 6.26; and

                   (m) Liens not otherwise permitted by Sections 6.19(a) through
         (l) provided that at all times the sum of (i) the aggregate principal amount of all outstanding Long Term Debt of the Consolidated Subsidiaries (excluding the Current Maturities of any such Long Term Debt and any Long Term Debt of a Consolidated Subsidiary owing to the Borrower) which is unsecured, plus (ii) the aggregate principal amount of all outstanding Long Term Debt of the Borrower or any Consolidated Subsidiary (excluding the Current Maturities of any such Long Term Debt and any Long Term Debt of a Consolidated Subsidiary owing to the Borrower) which is secured as permitted by this Section 6.19(m), does not exceed 8% of Consolidated Adjusted Total Assets.

Notwithstanding any provision of this Section 6.19 to the contrary, the Borrower will not, and will not permit any Consolidated Subsidiary to, create, incur, assume or suffer to exist, any Lien on any of the Designated Collateral, except in accordance with clause (l) of this Section 6.19, or enter into, or make any commitment to enter into, any arrangement for the acquisition of any Designated Collateral through conditional sales, lease-purchase or other title retention agreements, except Liens securing a principal amount of not more than $200,000,000 in the aggregate.

         6.20. GUARANTIES. (a) Within thirty (30) days after acquiring or establishing any Subsidiary that constitutes a Significant Subsidiary (other than Federal Express Canada Ltd. or Federal Express (Hong Kong) Limited) upon its acquisition or establishment or the consummation of any transactions contemplated at the time of its establishment, the Borrower shall cause such Significant Subsidiary to execute the Guaranty pursuant to an Addendum thereto in the form of Annex I to the Guaranty, and to deliver documentation similar to that described in Section 4.1(a)(iii), (iv), (v) and (vii) relating to the authorization for, execution and delivery of, and validity of such Significant Subsidiary's obligations as a Guarantor, such documentation to be in form and substance reasonably satisfactory to the Paying Agent.

         (b) If at any time the Guarantors do not consist of Subsidiaries of the Borrower which, in the aggregate, had revenues (determined in accordance with GAAP) for the immediately preceding fiscal year of the Borrower in excess of 90% of the consolidated revenues (determined in accordance with GAAP) of the Borrower and the Consolidated Subsidiaries for such immediately preceding fiscal year, then the Borrower shall promptly cause one or more additional Subsidiaries each to execute the Guaranty pursuant to an Addendum thereto in the form of Annex I to the Guaranty, and to deliver documentation similar to that described in Section 4.1(a)(iii), (iv), (v) and (vii) relating to the authorization for, execution and delivery of, and validity of such Subsidiary's obligations as a Guarantor, such documentation to be in form and substance reasonably satisfactory to the Paying Agent, so that the aggregate consolidated revenues (determined in accordance with GAAP) of the Guarantors for such fiscal year equal or exceed 90% of the consolidated revenues (determined in accordance with GAAP) of the Borrower and the Consolidated Subsidiaries for such fiscal year.

         6.21. NEGATIVE COVENANTS IN SUBSIDIARY AGREEMENTS. The Borrower will not permit any of its Subsidiaries to enter into, after the date hereof, any agreement, instrument or indenture that, directly or indirectly, contains negative covenants restricting any of the following (or otherwise prohibits or restricts, or has the effect of prohibiting or restricting, any of the following):

         (i) the incurrence or payment of Indebtedness owed to the Borrower or any other Subsidiary of the Borrower;

         (ii)   the granting of Liens;

         (iii)  the declaration or payment of dividends; and

         (iv) the making of loans, advances or other Investments to or in the Borrower or any other Subsidiary of the Borrower.

         6.22. INDEBTEDNESS OF CALIBER AND SUBSIDIARIES. None of Caliber or its Subsidiaries will directly or indirectly create, incur, assume or otherwise become or remain liable with respect to (a) any Indebtedness of the types set forth in clauses (i), (iii), (iv), (v), (vi), (vii) and (viii) of the definition of "Indebtedness", or (b) Indebtedness consisting of purchase-money obligations representing the deferred purchase price of Property, except:

         (i) all such Indebtedness existing under the 1996 Caliber Indenture or otherwise existing on the date hereof and reflected in the consolidated financial statements of the Borrower and its Consolidated Subsidiaries;

         (ii) such Indebtedness owed to the Borrower or any Wholly-Owned Subsidiary of the Borrower; and

         (iii) other Indebtedness in an aggregate principal amount not to exceed $50,000,000.

         6.23. EXISTING REVOLVING CREDIT DOCUMENTS. At any time when no Default exists, the Borrower shall make no prepayments of principal under the Existing Revolving Credit Documents unless the principal amount of all Obligations hereunder has been paid in full. The Borrower shall not request any "Advance" (as defined in the Existing Revolving Credit Documents) unless the Aggregate Commitment is at such time utilized in full.

         6.24. VALUE OF DESIGNATED COLLATERAL AND COLLATERAL; AIRCRAFT CASUALTY.
(a) The aggregate value of the Designated Collateral shall at all times equal or exceed 1.75 TIMES the sum of (i) the Aggregate Commitment, or if the Aggregate Commitment has been terminated, the aggregate outstanding principal amount of the Obligations, (ii) the "Aggregate Commitment" (as defined in the Existing Revolving Credit Documents), or if such "Aggregate Commitment" has been terminated, the aggregate outstanding principal amount of the "Obligations" (as defined in the Existing Revolving Credit Documents) and (iii) the aggregate amount of the "Commitments" (as defined in the Existing L/C Facility Documents), or if such "Commitments" have been terminated, the aggregate outstanding principal amount of the "Obligations" (as defined in the Existing L/C Facility Documents).

         (b) The Borrower and its applicable Subsidiaries shall be required to grant Liens on Designated Collateral as provided in Section 6.26(a) only to the extent necessary so that the value, as determined pursuant to Section 6.26(b), of all such Collateral as to which a Lien is granted, equals or exceeds, at all times prior to the release of such Liens pursuant to Section 6.26(c), 1.75 TIMES the sum of (i) the Aggregate Commitment, or if the Aggregate Commitment has been terminated, the aggregate outstanding principal amount of the Obligations, (ii) the

"Aggregate Commitment" (as defined in the Existing Revolving Credit
Documents), or if such "Aggregate Commitment" has been terminated, the aggregate outstanding principal amount of the "Obligations" (as defined in the Existing Revolving Credit Documents) and (iii) the aggregate amount of the "Commitments" (as defined in the Existing L/C Facility Documents), or if such "Commitments" have been terminated, the aggregate outstanding principal amount of the "Obligations" (as defined in the Existing L/C Facility Documents), provided that, if at any time the aggregate value of such Collateral is less than the amount required by this sentence, then the Borrower shall (i) promptly notify the Paying Agent of such shortfall, and (ii) promptly grant Liens on additional Designated Collateral, in accordance with Section 6.26(a), to the extent necessary to reduce such shortfall to zero.

         (c) If any airframe or engine set forth on Schedule "1" hereto shall be destroyed or materially damaged, regardless of the cause of such destruction or damage, then the Borrower shall promptly notify the Paying Agent thereof and, within 45 days thereafter, designate in writing one or more airframes and/or engines, as applicable, in each case free and clear of any Lien, to be added to Schedule "1" hereto, as provided in the definition of "Designated Collateral", having an aggregate value, in accordance with Section 6.26 hereof, equal to or exceeding the value of the destroyed or damaged airframe or engine. If the damaged or destroyed airframe or engine constitutes part of the Collateral, then the Borrower shall, or shall cause its Subsidiaries to, enter into such amendments to the Aircraft Mortgage as the Paying Agent may reasonably request in order to grant to Morgan Guaranty, as collateral agent for the Lenders and for the lenders under the Existing Revolving Credit Documents and the Existing L/C Facility Documents, a first priority Lien on such replacement airframes or engines.

         6.25. NO NEGATIVE PLEDGES. From and after the date hereof, neither the Borrower nor any of its Subsidiaries shall limit, restrict or delay its right or power to sell, assign, pledge, grant any Lien on, transfer, dispose of or otherwise encumber the Designated Collateral or any part thereof, including, without limitation, any such restriction on capital stock, except as provided on the date hereof in the Loan Documents, the Existing Revolving Credit Documents or the Existing L/C Facility Documents.

         6.26. GRANT OF SECURITY INTEREST IN COLLATERAL. (a) Promptly (but in any event within 10 Business Days) after any one or more dates on which either Rating ceases to be an Investment Grade Rating, the Borrower shall, to the extent provided for in Section 6.24(b), (i) grant, and cause its Subsidiaries to grant, to Morgan Guaranty, as collateral agent for the Lenders and for the lenders under the Existing Revolving Credit Documents and the Existing L/C Facility Documents, a first priority Lien on the Designated Collateral other than Designated Collateral owned by Caliber and its Subsidiaries (the "FDX Collateral"), which Lien shall equally and ratably secure the Obligations under the Loan Documents and the obligations under each of the Existing Revolving Credit Documents and the Existing L/C Facility Documents, and (ii) cause Caliber and Caliber's Subsidiaries to grant, to a collateral trustee designated by Morgan Guaranty, a first priority Lien on all the capital stock of Caliber's Subsidiaries which constitute part of the

Designated Collateral (the "Caliber Collateral"), which Lien shall equally and ratably secure the Obligations under the Loan Documents, the obligations under each of the Existing Revolving Credit Documents and the Existing L/C Facility Documents and the notes issued under the 1996 Caliber Indenture. All such Liens granted pursuant to this Section 6.26 shall be granted in the following order: first, on the capital stock of Caliber and all Caliber Collateral; second, on the airframes and engines of FedEx; third, on all (and not part) of the accounts receivable of FedEx and its Subsidiaries; and fourth, as designated by the Paying Agent, on the motor vehicles and real estate of FedEx and its Subsidiaries and the intercompany indebtedness owed to the Borrower by its Subsidiaries, in each case, to the extent constituting part of the Designated Collateral. From time to time, the Borrower and its Subsidiaries shall execute and deliver, or cause to be executed and delivered, such additional agreements, instruments, certificates (including, without limitation, any good standing certificates), legal opinions or documents, and take all such actions, as the Paying Agent may reasonably request, for the purposes of implementing or effectuating this Section 6.26 or the Security Documents, or of more fully perfecting, preserving or renewing the rights of the Paying Agent and the Lenders with respect to the Collateral (or with respect to any additions thereto or replacements or proceeds thereof or with respect to any other Property or assets hereafter acquired by the Borrower or its Subsidiaries which is or may be deemed to be part of the Collateral) pursuant hereto or thereto.

         (b) Designated Collateral and Collateral shall at all times be valued as follows:

         (i) the value of the Caliber Stock shall equal 9.0 times Caliber Operating Income, less the aggregate principal amount of all outstanding Indebtedness (including, without limitation, intercompany indebtedness) of Caliber and its Subsidiaries;

         (ii) the value of the airframes and engines listed on Schedule "1" shall equal the fair market value thereof set forth in the most recently delivered Appraisal Report delivered pursuant to
                Section 6.1, and prior to the delivery of the first such Appraisal Report, such Property shall be valued at $1,892,600,000;

         (iii) the value of the accounts receivable of FedEx and its Subsidiaries shall equal 0.75 times the aggregate amount of Eligible Receivables of FedEx and its Subsidiaries, as determined on the report of Eligible Receivables most recently delivered pursuant to Section 4.1 or Section 6.1; and

         (iv) the value of the motor vehicles and real estate of FedEx and its Subsidiaries and the intercompany indebtedness owed to the Borrower by its Subsidiaries shall equal the fair market value thereof as determined in the most recent appraisal provided by a nationally recognized firm of appraisers pursuant to Section 6.1, and prior to the delivery of the first such appraisal with respect to any such Property, such Property shall be valued at $633,300,000.

          (c) Any Liens granted under this Section 6.26 shall be released by Morgan Guaranty, as collateral agent, pursuant to a Release of Security Documents substantially in the form of Exhibit "D" attached hereto, at the written request of the Borrower if the S&P Rating and Moody's Rating both become Investment Grade Ratings, but shall be reinstated on any one or more additional dates thereafter on which either Rating ceases to be an Investment Grade Rating. Notwithstanding the foregoing, (i) all such Liens shall be released pursuant to a Release of Security Documents substantially in the form of Exhibit "D" attached hereto when all of the Obligations have been paid in full and the Commitments have been terminated, and (ii) the Lien on any asset sold or otherwise disposed of in accordance with Section 6.16 shall be released promptly after the Borrower's written request therefor.

         6.27. APPROVAL OF FORMS OF SECURITY DOCUMENTS. The Borrower shall, as soon as practicable, and in any event no later than the later of (i) January 15, 1999 and (ii) seven Business Days after the Paying Agent delivers drafts of such documents to the Borrower, give written notice to the Paying Agent that it has approved a final form of each Security Document which is in form and substance satisfactory to the Paying Agent and the agents under the Existing Revolving Credit Documents and the Existing L/C Facility Documents.


                                   ARTICLE VII

                                    DEFAULTS

         The occurrence of any one or more of the following events shall constitute a Default:

         7.1. BREACH OF REPRESENTATION OR WARRANTY. Any representation or warranty made or deemed made by or on behalf of the Borrower or any of its Subsidiaries to the Lenders or the Paying Agent under or in connection with this Agreement, any Loan or any certificate or information delivered in connection with this Agreement or any other Loan Document shall be materially false on the date as of which made or deemed made.

         7.2. FAILURE TO PAY. Nonpayment of principal of any Loan when due, or nonpayment of interest on any Loan or of any facility fee or other obligations under any of the Loan Documents within five days after the same becomes due.

         7.3. BREACH OF CERTAIN COVENANTS. The breach by the Borrower of any of the terms or provisions of Section 6.2, 6.3, 6.5, 6.11, 6.12, 6.13, 6.15, 6.16,
6.17, 6.18, 6.19, 6.22, 6.23, 6.24, 6.25 or 6.26.

         7.4. BREACH OF OTHER COVENANTS, LOAN DOCUMENTS, EXISTING REVOLVING CREDIT DOCUMENTS OR EXISTING L/C FACILITY DOCUMENTS. The breach by the Borrower (other than a breach which constitutes a Default under Section 7.1, 7.2 or 7.3) of any of the terms or provisions of this Agreement or any other Loan Document which is not remedied within five days after written notice from the Paying Agent or any Lender; or the occurrence of any "Default" (as defined in any of the Existing Revolving Credit Documents) or any "Event of Default" (as defined in the Existing L/C Facility Documents).

         7.5. CROSS-DEFAULT. Failure of the Borrower or any Consolidated Subsidiary to pay when due or within any applicable grace period any portion of either any single obligation constituting Indebtedness in excess of $20,000,000 (or the equivalent thereof in any other currency) or Indebtedness in an aggregate principal amount in excess of $60,000,000 (or the equivalent thereof in any other currency); or any default or other event shall occur under or with respect to either any agreement under which any single obligation constituting Indebtedness in excess of $20,000,000 (or the equivalent thereof in any other currency) was created or is governed, or any agreements under which Indebtedness in an aggregate principal amount in excess of $60,000,000 (or the equivalent thereof in any other currency) was created or is governed, the effect of which, in either case, is to cause, or to permit the holder or holders of such Indebtedness to cause, such Indebtedness to become due prior to its stated maturity; or either any single obligation constituting Indebtedness in excess of $20,000,000 (or the equivalent thereof in any other currency) or Indebtedness in an aggregate principal amount in excess of $60,000,000 (or the equivalent thereof in any other currency) shall be declared to be due and payable, or required to be prepaid (other than by a regularly scheduled payment), prior to the stated maturity thereof.

         7.6. VOLUNTARY BANKRUPTCY, ETC. The Borrower or any Consolidated Subsidiary shall (i) fail to pay, or admit in writing its inability to pay, its debts generally as they become due, (ii) have an order for relief entered with respect to it under the Federal bankruptcy laws as now or hereafter in effect,
(iii) make an assignment for the benefit of creditors, (iv) apply for, seek, consent to, or acquiesce in, the appointment of a receiver, custodian, trustee, examiner, liquidator or similar official for it or any Substantial Portion of its Property, (v) institute any proceeding seeking an order for relief under the Federal bankruptcy laws as now or hereafter in effect or seeking to adjudicate it a bankrupt or insolvent, or seeking dissolution, winding up, liquidation, reorganization, arrangement, adjustment or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors or fail to file an answer or other pleading denying the material allegations of any such proceeding filed against it, (vi) take any corporate action to authorize or effect any of the foregoing actions set forth in this
Section 7.6 or (vii) fail to contest in good faith any appointment or proceeding described in Section 7.7.

         7.7. INVOLUNTARY BANKRUPTCY, ETC. Without the application, approval or consent of the Borrower or any Consolidated Subsidiary, a receiver, trustee, examiner, liquidator or similar official shall be appointed for the Borrower or any Consolidated Subsidiary or any Substantial Portion of its Property, or a proceeding described in Section 7.6(v) shall be instituted against the Borrower or any Consolidated Subsidiary and such appointment continues undischarged or such proceeding continues undismissed or unstayed for a period of 45 consecutive days.

         7.8. JUDGMENTS. The Borrower or any Consolidated Subsidiary shall fail within 45 days to pay, bond or otherwise discharge any judgment or order for the payment of money in excess of $1,000,000, which is not stayed on appeal or otherwise being appropriately contested in good faith.

         7.9. ERISA. The Unfunded Liabilities of all Single Employer Plans shall exceed in the aggregate $80,000,000 or any Reportable Event shall occur in connection with any Plan.

         7.10. SEIZURE. An administrator, custodian or other representative, by or pursuant to any legislative act, resolution or rule (other than the Federal bankruptcy laws or any similar law, State or Federal, whether now or hereafter existing) or any order or decree of any court or any governmental board or agency (other than any order or decree issued pursuant to the Federal bankruptcy laws or any similar law, State or Federal, whether now or hereafter existing) shall take possession or control of all or such portions of the property of any one or more of the Borrower and the Consolidated Subsidiaries as would, in the sole opinion of the Required Lenders, materially interfere with the operation of the business of the Borrower and the Consolidated Subsidiaries, on a consolidated basis, and such possession or control shall continue for 45 calendar days.

         7.11. ENVIRONMENTAL MATTERS. The Borrower or any of its Subsidiaries shall be the subject of any proceeding or investigation pertaining to the release by the Borrower or any of its Subsidiaries, or any other Person, of any toxic or hazardous waste or substance into the environment, or any violation of any federal, state or local environmental, health or safety law or regulation, which, in either case, could reasonably be expected to have a Material Adverse Effect.

         7.12. INVALIDITY, ETC. OF LOAN DOCUMENTS; FAILURE OF SECURITY. At any time, for any reason (i) any provision of any Loan Document shall at any time for any reason cease to be valid and binding and enforceable against the Borrower or any Guarantor, or the validity, binding effect or enforceability thereof against the Borrower or any Guarantor shall be contested by any Person, or the Borrower or any Guarantor shall deny that it has any or further liability or obligation thereunder, or any Loan Document shall be terminated, invalidated or set aside, or be declared ineffective or inoperative or in any way cease to give or provide to the Lenders and the Paying Agent the benefits purported to be created thereby, or (ii) Liens in favor of the Paying Agent or the Lenders shall, while the Security Documents are in effect or purported to be in effect pursuant hereto, be invalidated or otherwise cease to be in full force and effect, or such Liens shall be subordinated or shall not have the priority contemplated hereby or by the Security Documents.

                                  ARTICLE VIII

                 ACCELERATION, WAIVERS, AMENDMENTS AND REMEDIES


         8.1. ACCELERATION. If any Default described in Section 7.6 or 7.7 occurs as a result of any action taken by or against the Borrower, the obligations of the Lenders to make Loans hereunder shall automatically terminate and the Obligations shall immediately become due and payable without any election or action on the part of the Paying Agent or any Lender. If any other Default occurs, the Required Lenders (or the Paying Agent, with the written consent of the Required Lenders) may terminate or suspend the obligations of the Lenders to make Loans hereunder, or declare the Obligations to be due and payable, or both, whereupon the Obligations shall become immediately due and payable, without presentment, demand, protest or notice of any kind, all of which the Borrower hereby expressly waives.

         If, within 14 days after acceleration of the maturity of the Obligations or termination of the obligations of the Lenders to make Loans hereunder as a result of any Default (other than any Default as described in Section 7.6 or 7.7 with respect to the Borrower) and before any judgment or decree for the payment of the Obligations due shall have been obtained or entered, the Required Lenders (in their sole discretion) shall so direct, the Paying Agent shall, by notice to the Borrower, rescind and annul such acceleration and/or termination, provided that the Borrower certifies to the Lenders to their satisfaction that, upon giving effect to such rescission, no other Indebtedness of the Borrower shall be accelerated by virtue of a cross-default or cross-acceleration to Indebtedness under this Agreement.

         8.2. AMENDMENTS. Subject to the provisions of this Article VIII, the Required Lenders (or the Paying Agent with the consent in writing of the Required Lenders) and the Borrower may enter into agreements supplemental hereto for the purpose of adding or modifying any provisions to the Loan Documents or changing in any manner the rights of the Lenders or the Borrower hereunder or waiving any Default hereunder; provided, however, that no such supplemental agreement shall, without the consent of each Lender affected thereby:

         (i) Extend the maturity or the time of payment of any Loan or reduce the principal amount thereof, or reduce the rate or extend the time of payment of interest thereon or fees hereunder.

         (ii) Reduce the percentages specified in the definitions of Required Lenders or Supermajority Lenders, respectively, or amend, modify or waive any provision requiring action by the Required Lenders or the Supermajority Lenders to require action by any other Person in lieu of the Required Lenders or the Supermajority Lenders, respectively.

         (iii) Extend the Termination Date or the Maturity Date, reduce the amount or extend the payment date for the mandatory payments required under Section 2.2, increase the amount of the Commitment of any Lender hereunder, or permit the Borrower to assign its rights under this Agreement.

         (iv) Amend, modify, or waive Section 2.2(a), Section 4.1, Section 4.2, Sections 6.24(a) or (b), this Section 8.2, or Section 12.1.

         (v) Release FedEx or RPS from any of their material obligations under the Guaranty.

         (vi) Release all or substantially all of the Collateral, or release the Borrower or any Guarantor from any of its material obligations under the Security Documents, in each case other than pursuant to Section 6.26(c) or 9.16;

and provided further, however, that no such supplemental agreement shall, without the consent of the Supermajority Lenders, amend, modify or waive Section 6.24(c), Section 6.26 or the last sentence of Section 6.16.

No amendment of any provision of this Agreement relating to the Paying Agent shall be effective without the written consent of the Paying Agent. The Paying Agent may waive payment of the fee required under Section 12.3.3 without obtaining the consent of any other party to this Agreement. No amendment of
Section 12.3.1 of this Agreement affecting any SPC shall be effective without the written consent of such SPC.

         8.3. PRESERVATION OF RIGHTS. No delay or omission of the Lenders or the Paying Agent to exercise any right under the Loan Documents shall impair such right or be construed to be a waiver of any Default or an acquiescence therein, and the making of a Loan notwithstanding the existence of a Default or the inability of the Borrower to satisfy the conditions precedent to such Loan shall not constitute any waiver or acquiescence. Any single or partial exercise of any such right shall not preclude other or further exercise thereof or the exercise of any other right, and no waiver, amendment or other variation of the terms, conditions or provisions of the Loan Documents whatsoever shall be valid unless in writing signed by the Lenders required pursuant to Section 8.2, and then only to the extent in such writing specifically set forth. All remedies contained in the Loan Documents or by law afforded shall be cumulative and all shall be available to the Paying Agent and the Lenders until the Obligations have been paid in full.

                                   ARTICLE IX

                               GENERAL PROVISIONS


         9.1. SURVIVAL OF REPRESENTATIONS. All representations and warranties of the Borrower contained in this Agreement shall survive delivery of this Agreement and the making of the Loans herein contemplated.

         9.2. GOVERNMENTAL REGULATION. Anything contained in this Agreement to the contrary notwithstanding, no Lender shall be obligated to extend credit to the Borrower in violation of any limitation or prohibition provided by any applicable statute or regulation.

         9.3. TAXES. Any taxes (excluding income taxes on the overall net income of any Lender) or other similar assessments or charges payable or ruled payable by any governmental authority in respect of the Loan Documents shall be paid by the Borrower, together with interest and penalties, if any.

         9.4. HEADINGS. Section headings in the Loan Documents are for convenience of reference only, and shall not govern the interpretation of any of the provisions of the Loan Documents.

         9.5. ENTIRE AGREEMENT. The Loan Documents embody the entire agreement and understanding among the Borrower, the Paying Agent and the Lenders and supersede all prior agreements and understandings among the Borrower, the Paying Agent and the Lenders relating to the subject matter thereof.

         9.6. SEVERAL OBLIGATIONS; BENEFITS OF THIS AGREEMENT. The respective obligations of the Lenders hereunder are several and not joint and no Lender shall be the partner or agent of any other. The failure of any Lender to perform any of its obligations hereunder shall not relieve any other Lender from any of its obligations hereunder. This Agreement shall not be construed so as to confer any right or benefit upon any Person other than the parties to this Agreement and their respective successors and assigns.

         9.7. EXPENSES; INDEMNIFICATION. The Borrower shall reimburse the Co-Arrangers and the Paying Agent for any and all reasonable costs, internal charges and out-of-pocket expenses (including attorneys' fees and time charges of attorneys for the Co-Arrangers and the Paying Agent, which attorneys may be employees of the Co-Arrangers and the Paying Agent) paid or incurred by the Co-Arrangers and the Paying Agent in connection with the preparation, negotiation, execution, delivery, amendment, modification or waiver, of the Loan Documents and the creation, perfection, modification and release of the Liens contemplated by the Security Documents; provided, however, that such costs, charges and expenses shall not include the fees or expenses of any outside counsel other than Sidley & Austin, counsel to the Paying Agent. The

Borrower also agrees to reimburse the Paying Agent and the Lenders for any and all reasonable costs, internal charges and out-of-pocket expenses (including attorneys' fees and time charges of attorneys for the Paying Agent and the Lenders, which attorneys may be employees of the Paying Agent or the Lenders) paid or incurred by the Paying Agent or any Lender in connection with the collection and enforcement of the Loan Documents and the protection of rights thereunder. The Borrower further agrees to indemnify the Paying Agent and each Lender, its directors, officers and employees against all losses, claims, damages, penalties, judgments, liabilities and expenses (including, without limitation, all expenses of litigation or preparation therefor whether or not the Paying Agent or any Lender is a party thereto) which any of them may pay or incur arising out of or relating to this Agreement, the other Loan Documents, the transactions contemplated hereby or the direct or indirect application or proposed application of the proceeds of any Loan hereunder, provided, however, that the Borrower shall not have an obligation pursuant to this Section to indemnify any Person for any such amounts which result from the willful misconduct or gross negligence of such Person, as determined by a court of competent jurisdiction. The obligations of the Borrower under this Section shall survive the termination of this Agreement, the cancellation of the Commitments, and the payment of all outstanding Obligations.

         9.8. NUMBERS OF DOCUMENTS. All statements, notices, closing documents, and requests hereunder shall be furnished to the Paying Agent with sufficient counterparts so that the Paying Agent may furnish one to each of the Lenders.

         9.9. SEVERABILITY OF PROVISIONS. Any provision in any Loan Document that is held to be inoperative, unenforceable, or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable, or invalid without affecting the remaining provisions in that jurisdiction or the operation, enforceability, or validity of that provision in any other jurisdiction, and to this end the provisions of all Loan Documents are declared to be severable.

         9.10. NONLIABILITY OF LENDERS. The relationship between the Borrower and the Lenders and the Paying Agent shall be solely that of borrower and lender. Neither the Paying Agent nor any Lender shall have any fiduciary responsibilities to the Borrower. Neither the Paying Agent nor any Lender undertakes any responsibility to the Borrower to review or inform the Borrower of any matter in connection with any phase of the Borrower's business or operations.

         9.11. CHOICE OF LAW. THE LOAN DOCUMENTS (OTHER THAN THOSE CONTAINING A CONTRARY EXPRESS CHOICE OF LAW PROVISION) SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

         9.12. CONSENT TO JURISDICTION. The Borrower hereby irrevocably submits to the non-exclusive jurisdiction of any United States federal or New York state court sitting in New York, New York in any action or proceeding arising out of or relating to any Loan Document and the Borrower hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in any such court and irrevocably waives any objection it may now or hereafter have as to the venue of any such suit, action or proceeding brought in such a court or that such court is an inconvenient forum. Nothing herein shall limit the right of the Paying Agent or any Lender to bring proceedings against the Borrower in the courts of any other jurisdiction. Any judicial proceeding by the Borrower against the Paying Agent or any Lender or any Affiliate of the Paying Agent or any Lender involving, directly or indirectly, any matter in any way arising out of, related to, or connected with any Loan Document shall be brought only in a court in New York, New York.

         9.13. WAIVER OF JURY TRIAL. THE BORROWER, THE PAYING AGENT AND EACH LENDER HEREBY WAIVE TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH ANY LOAN DOCUMENT OR THE RELATIONSHIP ESTABLISHED THEREUNDER.

         9.14. CONFIDENTIALITY. The Paying Agent and each Lender agrees to hold any confidential information which it may receive from the Borrower pursuant to this Agreement or in the course of an inspection pursuant to Section 6.10 in confidence, except for disclosure (i) to other Lenders and their respective Affiliates, each of whom shall be made aware of the terms of this Section 9.14 and shall agree to abide thereby, (ii) to legal counsel, accountants, and other professional advisors to the Paying Agent or that Lender, (iii) to regulatory officials (provided that, to the extent practicable and permissible, the Paying Agent and each Lender shall give the Borrower prior notice of such disclosure),
(iv) as required by law, regulation, or legal process, (v) in connection with any legal proceeding to which the Paying Agent or that Lender is a party, and
(vi) permitted by Section 12.4; provided that, in connection with any disclosure permitted under clause (iv) or (v) hereinabove, the Paying Agent or such Lender, as appropriate, shall give the Borrower prior notice of such disclosure unless such notice is prohibited by law, regulation, or process.

         9.15. ACCOUNTING. Except as provided to the contrary herein, all accounting terms used herein shall be interpreted and all accounting determinations hereunder shall be made in accordance with GAAP.

         9.16. RELEASE OF GUARANTORS. Upon the consummation of any liquidation, dissolution, merger, consolidation, sale or other transfer of a Guarantor other than Caliber, FedEx or RPS (collectively, a "Transfer"), and provided (i) no Default or Unmatured Default has occurred and is continuing or would occur as a result of such Transfer, and (ii) the Liens and security interests contemplated by the Security Documents are not then in effect or purported to be in effect, such Guarantor shall automatically be released from all of its obligations under the Guaranty, and, if the Borrower so requests, the Lenders shall promptly execute an instrument, in form and substance reasonably satisfactory to the Borrower and the Paying Agent, evidencing such release.

                                    ARTICLE X

                                THE PAYING AGENT

         10.1. APPOINTMENT. Morgan Guaranty is hereby appointed Paying Agent hereunder and under each other Loan Document, and each of the Lenders irrevocably authorizes the Paying Agent to act as the contractual representative of such Lender with the rights and duties expressly set forth herein and in the other Loan Documents. The Paying Agent agrees to act as such contractual representative upon the express conditions contained in this ARTICLE X. The defined terms "Paying Agent", "Co-Arranger", "Documentation Agent", "Co-Syndication Agent" and Administrative Agent" are used in this Agreement solely as a matter of market convention. Each Lender expressly understands and agrees that none of such Persons shall have any fiduciary responsibilities to any Lender by reason of this Agreement and that the Paying Agent is merely acting as the representative of the Lenders with only those duties as are expressly set forth in this Agreement and the other Loan Documents. In its capacity as the Lenders' contractual representative, the Paying Agent does not assume any fiduciary duty to any of the Lenders and is acting as an independent contractor, the rights and duties of which are limited to those expressly set forth in this Agreement and the other Loan Documents. Each of the Lenders hereby agrees to assert no claim against the Paying Agent on any agency theory or any other theory of liability for breach of fiduciary duty, all of which claims each Lender waives. None of the Co-Arrangers or the Administrative Agent, as such, shall have any duties under or in connection with this Agreement or the other Loan Documents.

         10.2. POWERS. The Paying Agent shall have and may exercise such powers under the Loan Documents as are specifically delegated to the Paying Agent by the terms of each thereof, together with such powers as are reasonably incidental thereto. The Paying Agent shall have the right to negotiate and approve the form, terms and provisions of the Security Documents, and to enter into the Security Documents for the benefit of the Lenders, in accordance with
Section 6.26 (but in any event subject to Section 8.2). Any action taken by the Paying Agent in accordance with the provisions of this Agreement, the Security Documents or the other Loan Documents, and the exercise by the Paying Agent of the powers set forth herein or therein, together with such other powers as are reasonably incidental thereto, are hereby authorized by, and shall be binding upon, each of the Lenders. The Paying Agent shall have no implied duties to the Lenders, or any obligation to the Lenders to take any action thereunder except any action specifically provided by the Loan Documents to be taken by the Paying Agent. Without limiting the generality of the foregoing, the Paying Agent shall not be required to take any action with respect to any Default except as expressly provided in Article VII.

         10.3. GENERAL IMMUNITY. None of the Paying Agent or its Affiliates, nor any of their respective directors, officers, agents or employees, shall be liable to the Borrower, the Lenders or any Lender for any action taken or omitted to be taken by it or them hereunder or under any other Loan Document or in connection herewith or therewith except that any such Person shall not have such immunity for acts or omissions it takes which are both (i) not at the request or with the consent of the Required Lenders, and (ii) instances of its own gross negligence or willful misconduct.

         10.4. NO RESPONSIBILITY FOR LOANS, RECITALS, ETC. The Paying Agent shall be deemed not to have knowledge of any Default or Unmatured Default unless and until written notice thereof is given to the Paying Agent by the Borrower or a Lender, and neither the Paying Agent or its Affiliates, nor any of their respective directors, officers, agents or employees shall be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement, (ii) the contents of any certificate, report or other document delivered hereunder or in connection herewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement or any other agreement, instrument or document, or (v) the satisfaction of any condition set forth in Article IV or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Paying Agent.

         10.5. ACTION ON INSTRUCTIONS OF LENDERS. The Paying Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder and under any other Loan Document in accordance with written instructions signed by the requisite number of Lenders, and such instructions and any action taken or failure to act pursuant thereto shall be binding on all of the Lenders and on all holders of Loans. The Paying Agent shall be fully justified in failing or refusing to take any action hereunder and under any other Loan Document unless it shall first be indemnified to its satisfaction by the Lenders pro rata against any and all liability, cost and expense that it may incur by reason of taking or continuing to take any such action.

         10.6. EMPLOYMENT OF AGENTS AND COUNSEL. The Paying Agent may execute any of its duties as Paying Agent hereunder and under any other Loan Document by or through employees, agents, and attorneys-in-fact and shall not be answerable to the Lenders, except as to money or securities received by it or its authorized agents, for the default or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care. The Paying Agent shall be entitled to seek advice of counsel (who may be counsel for the Borrower) concerning all matters pertaining to its duties hereunder and under any other Loan Document.

         10.7. RELIANCE ON DOCUMENTS; COUNSEL. The Paying Agent shall be entitled to rely upon any notice, consent, certificate, affidavit, letter, telegram, telex, telecopy, telefacsimile, statement, paper or document believed by it to be genuine and correct and to have been signed or sent by the proper person or persons, and, (i) in respect to legal matters, upon the opinion of counsel selected by the Paying Agent, which counsel may be employees of the Paying Agent, (ii) in respect of accounting and related matters, upon accountants selected by the Paying Agent, and (iii) in respect of other matters, upon experts selected by the Paying Agent.

         10.8. PAYING AGENT'S REIMBURSEMENT AND INDEMNIFICATION. The Lenders agree to reimburse and indemnify the Paying Agent, its Affiliates and their respective directors, officers, agents and employees, as applicable, ratably in proportion to their respective Commitments (i) for any amounts not reimbursed by the Borrower for which the Paying Agent is entitled to reimbursement by the Borrower under the Loan Documents, (ii) for any other expenses incurred by the Paying Agent or any of such Persons on behalf of the Lenders, in connection with the preparation, execution, delivery, administration and enforcement of the Loan Documents to the extent such expenses are or may be obligations of the Borrower to the Paying Agent or any of such Persons and (iii) for any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever which may be imposed on, incurred by or asserted against the Paying Agent or any such Persons in any way relating to or arising out of the Loan Documents or any other document delivered in connection therewith or the transactions contemplated thereby, or the enforcement of any of the terms thereof or of any such other documents, provided that no Lender shall be liable for any of the foregoing to the extent they arise from the gross negligence or willful misconduct of the Paying Agent. The obligations of the Lenders under this Section 10.8 shall survive payment of the Obligations and termination of this Agreement.

         10.9. RIGHTS AS A LENDER. With respect to its Commitment and the Loans made by it, the Paying Agent shall have the same rights and powers hereunder and under any other Loan Document as any Lender and may exercise the same as though it were not the Paying Agent, and the term "Lender" or "Lenders" shall, at any time when the Paying Agent is a Lender, unless the context otherwise indicates, include the Paying Agent in its individual capacity. The Paying Agent may accept deposits from, lend money to, and generally engage in any kind of trust, debt, equity or other transaction, in addition to those contemplated by this Agreement or any other Loan Document, with the Borrower or any of its Subsidiaries in which the Borrower or such Subsidiary is not restricted hereby from engaging with any other Person. The Paying Agent, in its individual capacity, is not obligated to remain a Lender except as provided under Article XII.

         10.10. LENDER CREDIT DECISION. Each Lender acknowledges that it has, independently and without reliance upon the Paying Agent or any other Lender and based on the financial statements prepared by the Borrower and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and the other Loan Documents. Each Lender also acknowledges that it will, independently and without reliance upon the Paying Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement and the other Loan Documents.

         10.11. SUCCESSOR PAYING AGENT. The Paying Agent may resign at any time by giving written notice thereof to the Lenders and the Borrower, and the Paying Agent may be removed at any time with or without cause by written notice received by the Paying Agent from the Required Lenders. Upon any such resignation or removal, the Required Lenders shall have the right to appoint, on behalf of the Borrower and the Lenders and with the consent of the Borrower (which shall not be unreasonably withheld), a successor Paying Agent. If no successor Paying Agent shall have been so appointed by the Required Lenders and consented to by the Borrower and shall have accepted such appointment within thirty days after the retiring Paying Agent's giving notice of resignation, then the retiring Paying Agent may appoint, on behalf of the Lenders, a successor Paying Agent, provided that the Borrower shall have the right to remove such successor Paying Agent and replace it with a successor of its own designation with the consent of the Required Lenders (which shall not be unreasonably withheld). Such successor Paying Agent shall be a commercial bank having capital and retained earnings of at least $250,000,000. Upon the acceptance of any appointment as Paying Agent hereunder by a successor Paying Agent, such successor Paying Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring or removed Paying Agent, and the retiring or removed Paying Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents. After any retiring or removed Paying Agent's resignation or removal hereunder as Paying Agent, the provisions of this Article X shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Paying Agent hereunder and under the other Loan Documents.

         10.12. DISTRIBUTION OF INFORMATION. The Borrower authorizes the Paying Agent, as the Paying Agent may elect in its sole discretion, to discuss with and furnish to the Lenders or to any other Person having an interest in the Obligations (whether as a guarantor, pledgor of collateral, participant, purchaser or otherwise) all financial statements, audit reports and other information pertaining to the Borrower and its Subsidiaries whether such information was provided by the Borrower or prepared or obtained by the Paying Agent, subject to Section 9.14. Neither the Paying Agent nor any of its employees, officers, directors or agents makes any representation or warranty regarding any audit reports or other analyses of the Borrower's and its Subsidiaries condition which the Paying Agent may elect to distribute, whether such information was provided by the Borrower or prepared or obtained by the Paying Agent, nor shall the Paying Agent or any of its employees, officers, directors or agents be liable to any person or entity receiving a copy of such reports or analyses for any inaccuracy or omission contained in or relating thereto. Except as expressly set forth herein, the Paying Agent shall have no duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrower or any of the Subsidiaries that is communicated to or obtained by the bank serving as Paying Agent, or any of such bank=s Affiliates, in any capacity.


                                   ARTICLE XI

                            SETOFF; RATABLE PAYMENTS

         11.1. SETOFF. In addition to, and without limitation of, any rights of the Lenders under applicable law, if the Borrower becomes insolvent, however evidenced, or any Default or

Unmatured Default occurs, any and all deposits (including all account balances, whether provisional or final and whether or not collected or available) and any other Indebtedness at any time held or owing by any Lender to or for the credit or account of the Borrower may be offset and applied toward the payment of the Obligations owing to such Lender, whether or not the Obligations, or any part hereof, shall then be due.

         11.2. RATABLE PAYMENTS. If any Lender, whether by setoff or otherwise, has payment made to it upon its Loans (other than payments received pursuant to Section 3.1, 3.2 or 3.4) in a greater proportion than that received by any other Lender, such Lender agrees, promptly upon demand, to purchase a portion of the Loans held by the other Lenders so that after such purchase each Lender will hold its ratable proportion of Loans. If any Lender, whether in connection with setoff or amounts which might be subject to setoff or otherwise, receives collateral (other than pursuant to the Security Documents) or other protection for its Obligations or such amounts which may be subject to setoff, such Lender agrees, promptly upon demand, to take such action necessary such that all Lenders share in the benefits of such collateral ratably in proportion to their Loans. In case any such payment is disturbed by legal process, or otherwise, appropriate further adjustments shall be made to accomplish the intent of this Section.


                                   ARTICLE XII

                BENEFIT OF AGREEMENT; ASSIGNMENTS; PARTICIPATIONS

         12.1. SUCCESSORS AND ASSIGNS. The terms and provisions of the Loan Documents shall be binding upon and inure to the benefit of the Borrower and the Lenders and their respective successors and assigns, except that (i) the Borrower shall not have the right to assign its rights or obligations under the Loan Documents and (ii) any assignment by any Lender must be made in compliance with Section 12.3. Notwithstanding clause (ii) of this Section, any Lender may at any time, without the consent of the Borrower or the Paying Agent, assign all or any portion of its rights under this Agreement to a Federal Reserve Bank; provided, however, that no such assignment shall release the transferor Lender from its obligations hereunder. The Paying Agent may treat each Lender as the owner of the Loans made by such Lender for all purposes hereof unless and until such Lender complies with Section 12.3 in the case of an assignment thereof or, in the case of any other transfer, a written notice of the transfer is filed with the Paying Agent. Any assignee or transferee of a Loan agrees by acceptance thereof to be bound by all the terms and provisions of the Loan Documents. Any request, authority or consent of any Person, who at the time of making such request or giving such authority or consent is the owner of any Loan, shall be conclusive and binding on any subsequent holder, transferee or assignee of such Loan.

         12.2.    PARTICIPATIONS.

                   12.2.1. PERMITTED PARTICIPANTS; EFFECT. Any Lender may, in the ordinary course of its business and in accordance with applicable law, at any time and from time to time sell to one or more banks or other entities ("Participants") participating interests in any Loan owing to such Lender, any note held by such Lender evidencing any such Loan, any Commitment of such Lender or any other interest of such Lender under the Loan Documents. In the event of any such sale by a Lender of participating interests to a Participant, such Lender's obligations under the Loan Documents shall remain unchanged, such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, such Lender shall remain the owner of all Loans made by it for all purposes under the Loan Documents, all amounts payable by the Borrower under this Agreement shall be determined as if such Lender had not sold such participating interests, and the Borrower and the Paying Agent shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under the Loan Documents.

                   12.2.2. VOTING RIGHTS. Each Lender shall retain the sole right to approve, without the consent of any Participant, any amendment, modification or waiver of any provision of the Loan Documents other than any amendment, modification or waiver with respect to any Loan or Commitment in which such Participant has an interest which requires the approval of all of the Lenders pursuant to Section 8.2.

                   12.2.3. BENEFIT OF SETOFF. Upon selling any participating interest to a Participant pursuant to Section 12.2.1, each Lender will have the option to, but shall not be required to, give the Borrower and the Paying Agent written notice of the fact that it has made such a sale (without being required to specify the amount or any other information concerning the participating interest sold) and the name of the purchasing Participant (each Participant named in such a notice is hereinafter referred to as an "Acknowledged Participant"). The Borrower agrees that each Acknowledged Participant shall be deemed to have the right of setoff provided in Section 11.1 as of the date of the Borrower's receipt of the aforementioned notice in respect of its participating interest in amounts owing under the Loan Documents to the same extent as if the amount of its participating interest were owing directly to it as a Lender under the Loan Documents, provided that each Lender shall retain the right of setoff provided in Section 11.1 with respect to the amount of participating interests sold to each Acknowledged Participant. The Lenders agree to share with each Acknowledged Participant, and each Acknowledged Participant, by exercising the right of setoff provided in Section 11.1, agrees to share with each Lender, any amount received pursuant to the exercise of its right of setoff, such amounts to be shared in accordance with
         Section 11.2 as if each Acknowledged Participant were a Lender.

         12.3.    ASSIGNMENTS.

                   12.3.1. PERMITTED ASSIGNMENTS. Any Lender may, in the ordinary course of its business and in accordance with applicable law, at any time and from time to time, make one or more assignments to one or more banks or other entities (each a "Purchaser") of all or any part of its rights and obligations under the Loan Documents. Any assignment under this Section 12.3 shall be substantially in the form of Exhibit "C" hereto or in such other form as may be agreed to by the parties thereto. Unless an acceleration of the Obligations has occurred and is continuing, the consent of the Borrower and the Paying Agent shall be required prior to an assignment becoming effective with respect to a Purchaser which is not a Lender or an Affiliate thereof. Such consent shall not be unreasonably withheld. Notwithstanding anything in this
         Article XII to the contrary, (a) nothing in this Agreement shall prohibit or limit the right of any Lender to make assignments (and no consent shall be required in connection with such assignments) of all or any part of its interests under the Loan Documents (i) to a Purchaser which is a Lender or an Affiliate thereof and (ii) after the occurrence and during the continuance of an acceleration of the Obligations, to any Purchaser, and (b) any Lender (a "Granting Lender") may grant to a special purpose funding vehicle (a "SPC") identified as such in writing from time to time by the Granting Lender to the Paying Agent and the Borrower, the option to provide to the Borrower all or any part of any Loan that such Granting Lender would otherwise be obligated to make to the Borrower pursuant to this Agreement; PROVIDED that (i) nothing herein shall constitute a commitment by any SPC to make any Loan, (ii) if an SPC elects not to exercise such option or otherwise fails to provide all or any part of such Loan, the Granting Lender shall be obligated to make such Loan pursuant to the terms hereof. The making of a Loan by an SPC hereunder shall utilize the Commitment of the Granting Lender to the same extent, and as if, such Loan were made by such Granting Lender. Each party hereto agrees that no SPC shall be liable for any indemnity or similar payment obligation under this Agreement (all liability for which shall remain with the Granting Lender). In furtherance of the foregoing, each party hereto agrees (which agreement shall survive the termination of this Agreement) that, prior to the date that is one year and one day after the payment in full of all outstanding commercial paper or other senior indebtedness of any SPC, it will not institute against, or join any other person in instituting against, such SPC any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under the laws of the United States or any State thereof. In addition, notwithstanding anything to the contrary contained in this Section 12.3, any SPC may (i) with notice to, but without the prior written consent of, the Borrower and the Paying Agent and without paying any processing fee therefor, assign all or any part of its interests in any Advances to its Granting Lender or to any financial institutions (consented to by the Borrower and the Paying Agent) providing liquidity and/or credit support to or for the account of such SPC to support the funding or maintenance of Loans and (ii) disclose on a confidential basis any non-public information relating to its Loans to any rating agency, commercial paper dealer or provider of any surety, guarantee or credit or liquidity enhancement to such SPC.

                   12.3.2. REQUIRED ASSIGNMENTS. The Borrower shall have the right, by giving at least 15 Business Days' prior written notice to the affected Lender and the Paying Agent, at any time when no Default or Unmatured Default has occurred and is continuing, to require any Lender to assign all of its rights and obligations under the Loan Documents to a Purchaser approved by the Borrower. Such assignment shall be substantially in the form of Exhibit "C" hereto or in such other form as may be agreed to by the parties thereto but shall be on terms and conditions reasonably satisfactory to the affected Lender. If the affected Lender is a Reference Lender, the Paying Agent, with the consent of the Borrower (which shall not be unreasonably withheld), shall appoint a new Reference Lender from among the Lenders. The Borrower shall remain liable to the affected Lender for any indemnification provided under Section 3.4 with respect to Loans of such Lender outstanding on the effective date of an assignment required under this Section 12.3.2, as well as for all other Obligations owed to such Lender under this Agreement as of such effective date.

                   12.3.3. EFFECT; EFFECTIVE DATE. Upon (i) delivery to the Paying Agent of a notice of assignment, substantially in the form attached as Exhibit "I" to Exhibit "C" hereto (a "Notice of Assignment"), together with any consents required by Section 12.3.1, and (ii) payment by the assignor or assignee of a $4,000 fee to the Paying Agent for processing such assignment, such assignment shall become effective on the effective date specified in such Notice of Assignment. On and after the effective date of such assignment, such Purchaser shall for all purposes be a Lender under this Agreement and any other Loan Document executed by the Lenders and shall have all the rights and obligations of a Lender under the Loan Documents, to the same extent as if it were an original party hereto, and no further consent or action by the Borrower, the Lenders or the Paying Agent shall be required to release the transferor Lender with respect to the Commitments and Loans assigned to such Purchaser and such Lender shall be immediately so released. Upon the consummation of any assignment to a Purchaser pursuant to this Section 12.3.3, the transferor Lender, the Paying Agent and the Borrower shall make appropriate arrangements so that, to the extent one or more notes have been issued to evidence any of the transferred Loans, a replacement note is issued to such transferor Lender and, if so requested by such Purchaser, a new note or, as appropriate, replacement note, is issued to such Purchaser, in each case in principal amounts reflecting their respective Commitments, as adjusted pursuant to such assignment.

         12.4. DISSEMINATION OF INFORMATION. The Borrower authorizes each Lender to disclose to any Participant or Purchaser or any other Person acquiring an interest in the Loan Documents by operation of law (each a "Transferee") and any prospective Transferee any and all information in such Lender's possession concerning the creditworthiness of the Borrower and its Subsidiaries; provided that each Transferee and prospective Transferee agrees to be bound by Section
9.14 of this Agreement.

         12.5. TAX TREATMENT. If any interest in any Loan Document is transferred to any Transferee which is organized under the laws of any jurisdiction other than the United States or any State thereof, the transferor Lender shall cause such Transferee, concurrently with the effectiveness of such transfer, to comply with the provisions of Section 2.18.

                                  ARTICLE XIII

                                     NOTICES


         13.1. GIVING NOTICE. Except as otherwise permitted by Section 2.13 with respect to borrowing notices, all notices and other communications provided to any party hereto under this Agreement or any other Loan Document shall be in writing or by telex or by facsimile and addressed or delivered to such party at its address set forth below its signature hereto or at such other address as may be designated by such party in a notice to the other parties. Any notice, if mailed and properly addressed with postage prepaid or if delivered to the Borrower's delivery service and properly addressed, shall be deemed given when received; any notice, if transmitted by telex or facsimile, shall be deemed given when transmitted (answerback confirmed in the case of telexes).

         13.2. CHANGE OF ADDRESS. The Borrower, the Paying Agent and any Lender may each change the address for service of notice upon it by a notice in writing to the other parties hereto.


                                   ARTICLE XIV

                                  COUNTERPARTS


         This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Agreement by signing any such counterpart. This Agreement shall be effective upon receipt by the Paying Agent of original or faxed copies of such counterparts executed by the Borrower, the Paying Agent and the Lenders.

         IN WITNESS WHEREOF, the Borrower, the Lenders and the Paying Agent have executed this Agreement as of the date first above written.


                                 FDX CORPORATION


                                 By: /s/ Charles M. Buchas, Jr.
                                    -------------------------------------------
                                        Charles M. Buchas, Jr.
                                        Corporate Vice President and Treasurer

                                 FDX Corporation
                                 2600 Thousand Oaks Boulevard
                                 Suite 3110
                                 Memphis, Tennessee 38118
                                 Attn: Treasurer

                                 Telephone: 901-224-7040
                                 Telecopy:  901-224-7061


Copy all notices and credit matters to:

                                 FDX Corporation
                                 6075 Poplar Avenue
                                 Suite 300
                                 Memphis, Tennessee 38119
                                 Attn: General Counsel

                                 Telephone: 901-395-3382
                                 Telecopy:  901-395-5034

CO-ARRANGERS:

                                 MORGAN GUARANTY TRUST
         COMMITMENT:             COMPANY OF NEW YORK,
         $60,000,000             Individually and as Paying Agent


                                 By: /s/ Diana H. Imhof
                                    -------------------------------------------
                                         Diana H. Imhof
                                         Vice President

                                 60 Wall Street
                                 5th Floor
                                 New York, New York  10260-0060
                                 Attn:  Diana H. Imhof
                                 Telephone:      212-648-1356
                                 Telecopy:       212-648-5018


     Copy all notices and credit matters to:

                                 Morgan Guaranty Trust Company of New York
                                 60 Wall Street
                                 5th Floor
                                 New York, New York  10260-0060
                                 Attn:  Diana H. Imhof
                                 Telephone:    212-648-1356
                                 Telecopy:     212-648-5018



     Copy all Borrowing Notices to:

                                 Morgan Guaranty Trust Company of New York
                                 c/o J. P. Morgan Services, Inc.
                                 500 Stanton-Christiana Road
                                 Newark, Delaware  19713-2107
                                 Attn:  Thomas Lazlo/Scott Kasprenski
                                 Telephone:    302-634-1893/1874
                                 Telecopy:     302-634-1852

                                 THE FIRST NATIONAL BANK OF
         COMMITMENT:              CHICAGO
         $60,000,000

                                 By:  /s/
                                    -------------------------------------------
                                         Authorized Agent

                                 One First National Plaza
                                 Mail Suite 0362
                                 Chicago, Illinois  60670
                                 Attn:  Transportation Division
                                        Administrative Coordinator

                                 Telephone:   312-732-8142
                                 Telecopy:    312-732-3885


     Copy all notices and credit matters to:

                                 The First National Bank of Chicago
                                 One First National Plaza
                                 Mail Suite 0336
                                 Chicago, Illinois  60670-0362
                                 Attn:  Christina Jamieson

                                 Telephone:   312-732-1336
                                 Telecopy:    312-732-7455


     Copy all Borrowing Notices to:

                                 The First National Bank of Chicago
                                 One First National Plaza
                                 Mail Suite 0634
                                 Chicago, Illinois  60670-0634
                                 Attn:  Mattie Reed

                                 Telephone:   312-732-5219
                                 Telecopy:    312-732-4840

                                 THE CHASE MANHATTAN BANK
         COMMITMENT:
         $60,000,000
                                 By: /s/  Matthew H. Massie
                                    --------------------------------------------
                                          Matthew H. Massie
                                          Managing Director

                                 270 Park Avenue
                                 38th Floor
                                 New York, New York 10017
                                 Attn: Matthew H. Massie

                                 Telephone:   212-270-5432
                                 Telecopy:    212-270-5100


     Copy all notices and credit matters to:

                                 The Chase Manhattan Bank
                                 270 Park Avenue
                                 38th Floor
                                 New York, New York 10017
                                 Attn: Vilma Francis

                                 Telephone:   212-270-5484
                                 Telecopy:    212-270-4016


     All Borrowing Notices to:

                                 The Chase Manhattan Bank
                                 One Chase Plaza
                                 8th Floor
                                 c/o The Loan & Agency Services Group
                                 New York, New York  10081
                                 Attn:  Mo-Lin Sum

                                 Telephone:   212-552-7312
                                 Telecopy:    212-552-5650

                                 CITIBANK, N.A.
         COMMITMENT:
         $60,000,000
                                 By:  /s/
                                    -------------------------------------------
                                 Name:
                                 Title:

                                 399 Park Avenue
                                 12th Floor/Zone 2
                                 New York, New York  10043
                                 Attn:    Portfolio Management
                                 Telephone:     212-559-6413
                                 Telecopy:      212-793-3734


     Copy all notices and credit matters to:

                                 Citibank, N.A.
                                 399 Park Avenue
                                 New York, New York  10043
                                 Attn: Tom Boyle
                                 Telephone:     212-559-6149
                                 Telecopy:      212-793-1246


     Copy all Borrowing Notices to:

                                 Citibank, N.A.
                                 Global Loan Support Services
                                 Two Penns Way Suite 200
                                 New Castle, DE  19720
                                 Attn:    Timothy E. Smith
                                 Telephone:     302-894-6059
                                 Telecopy:      302-894-6120

                                 CREDIT SUISSE FIRST BOSTON
         COMMITMENT:
         $60,000,000

                                 By:  /s/Thomas G. Muoio   /s/Robert N. Finney
                                    -------------------------------------------
                                        Thomas G. Muoio       Robert N. Finney
                                 Title: Vice President        Managing Director

                                 Eleven Madison Avenue
                                 New York, New York 10010-3629
                                 Attn:  Thomas G. Muoio

                                 Telephone:    212-325-9098
                                 Telecopy:     212-325-8319


     Copy all notices and credit matters to:

                                 Credit Suisse First Boston
                                 Eleven Madison Avenue
                                 New York, New York  10010-3629
                                 Attn:  Thomas G. Muoio

                                 Telephone:    212-325-9098
                                 Telecopy:     212-325-8319


     Copy all Borrowing Notices to:

                                 Credit Suisse First Boston
                                 Eleven Madison Avenue
                                 New York, New York  10010-3629
                                 Attn:  Patti Matos

                                 Telephone:    212-325-9754
                                 Telecopy:     212-325-6508

SENIOR MANAGING AGENTS:

                                BANK OF AMERICA NATIONAL TRUST
         COMMITMENT:            AND SAVINGS ASSOCIATION
         $55,000,000

                                By: /s/ Mary Therese Carlson
                                   ---------------------------------------------
                                      Mary Therese Carlson
                                      Vice President

                                231 South LaSalle Street
                                10th Floor
                                Chicago, Illinois  60697
                                Attn:  Mary Therese Carlson
                                Telephone:     312-828-7968
                                Telecopy:      312-828-1997


     Copy all notices and credit matters to:

                                Bank of America National Trust
                                 and Savings Association
                                231 South LaSalle Street
                                10th Floor
                                Chicago, Illinois  60697
                                Attn:  Lee Nunery
                                Telephone:     312-234-5621
                                Telecopy:      312-234-5601

     Copy all Borrowing Notices to:

                                Bank of America National Trust
                                 and Savings Association
                                Corporate Service Center #5693
                                1850 Gateway Boulevard
                                Concord, California  94520
                                Attn:   Kelsey Robinson
                                Telephone:     925-675-7719
                                Telecopy:      925-675-7531

                                COMMERZBANK AKTIENGESELLSCHAFT,
         COMMITMENT:            ATLANTA AGENCY
         $55,000,000

                                By: /s/ Eric Kagerer
                                   ---------------------------------------------
                                Name:   Eric Kagerer
                                Title:  Vice President

                                By: /s/ Subash Viswanathan
                                   --------------------------------------------
                                Name:   Subash Viswanathan
                                Title:  Vice President


                                1230 Peachtree Street, N.E.
                                Suite 3500
                                Atlanta, GA  30309
                                Attn:  Eric Kagerer
                                Telephone:     404-888-6517
                                Telecopy:      404-888-6539


    Copy all notices and credit matters to:

                                1230 Peachtree Street, N.E.
                                Suite 3500
                                Atlanta, GA  30309
                                Attn:  Eric Kagerer/Amy Greiner
                                Telephone:     404-888-6517/404-888-6510
                                Telecopy:      404-888-6539


    Copy all administrative/ operational matters to:

                                2 World Financial Center
                                33rd Floor
                                New York, NY  10281-1050
                                Attn:  Dianne Morgenegg/Christine Scaffidi
                                Telephone:     212-266-7562/212-266-7204
                                Telecopy:      212-266-7593

CO-AGENTS:


                                BANCA COMMERCIALE ITALIANA,
         COMMITMENT:            NEW YORK BRANCH
         $50,000,000

                                By:     /s/ C. Dougherty
                                   --------------------------------------------
                                Name:   C. Dougherty, VP
                                Title:

                                By:    /s/  Karen Purelis
                                   --------------------------------------------
                                Name:   Karen Purelis, VP
                                Title:

                                One William Street
                                New York, NY  10004
                                Attn:  John Michalisin
                                Telephone:     212-607-3918
                                Telecopy:      212-809-2124



    Copy all Borrowing Notices to:

                                Banca Commerciale Italiana
                                One William Street
                                New York, NY  10004
                                Attn:  Tony O'Mahony
                                Telephone:     212-607-3852
                                Telecopy:      212-809-2124

                                THE BANK OF NOVA SCOTIA
         COMMITMENT
         $50,000,000
                                By:    /s/ A.S. Norsworthy
                                   --------------------------------------------
                                Name:  A.S. Norsworthy
                                Title: Sr. Team Leader Loan Operations

                                The Bank of Nova Scotia
                                Atlanta Agency
                                600 Peachtree Street N.E.
                                Suite 2700
                                Atlanta, Georgia  30308
                                Attn:  Phyllis Walker
                                Telephone:     404-877-1552
                                Telecopy:      404-888-8998


    With a copy to:

                                The Bank of Nova Scotia
                                Houston Representative Office
                                1100 Louisiana, Suite 3000
                                Houston, Texas  77002
                                Attn:  Paul G. Gonin
                                Telephone:     713-759-3443
                                Telecopy:      713-752-2425

                                BANK OF TOKYO-MITSUBISHI TRUST COMPANY
         COMMITMENT
         $50,000,000
                                By: /s/ Joseph P. Devoe
                                   --------------------------------------------
                                Name: Joseph P. Devoe
                                Title: Vice President

                                1251 Avenue of the Americas, 12th Floor
                                New York, NY 10020-1104
                                Attn:  Joseph P. Devoe
                                Telephone:     212-782-4318
                                Telecopy:      212-782-4979


    Copy all Borrowing Notices to:

                                Bank of Tokyo-Mitsubishi Trust Company
                                1251 Avenue of the Americas, 12th Floor
                                New York, NY 10020-1104
                                Attn:  Rolando Uy, Operations Officer
                                Telephone:     212-782-5637
                                Telecopy:      212-782-5635

                                FIRST UNION NATIONAL BANK
         COMMITMENT
         $50,000,000

                                By:  /s/
                                   --------------------------------------------
                                Name:
                                Title:  V.P.

                                1339 Chestnut St.
                                11th Floor Widener Bldg.
                                Philadelphia, PA  19107
                                Attn:  Michael J. Labrum,
                                       Vice President
                                Telephone:     215-973-7045
                                Telecopy:      215-786-7704


    Copy all administrative/operations matters to:

                                First Union National Bank
                                1339 Chestnut St.
                                11th Floor Widener Bldg.
                                Philadelphia, PA  19107
                                Attn:  John McDonald
                                       Assistant Vice President
                                Telephone:     215-973-3961
                                Telecopy:      215-973-6054

                                UNION PLANTERS BANK, N.A.
         COMMITMENT:
         $50,000,000.00
                                By: /s/ Leonard L. McKinnon
                                   ---------------------------------------------
                                        Leonard L. McKinnon
                                        Senior Vice President


                                6200 Poplar Avenue
                                4th Floor
                                Memphis, TN  38119
                                Attn:  Leonard L. McKinnon
                                Telephone:     901-580-5481
                                Telecopy:      901-580-5451


    Copy all notices and credit matters to:

                                Union Planters Bank, N.A.
                                6200 Poplar Avenue
                                HQ4
                                Memphis, TN  38119
                                Attn:  Leonard L. McKinnon
                                Telephone:     901-580-5481
                                Telecopy:      901-580-5451


    Copy all Borrowing Notices to:

                                Union Planters Bank, N.A.
                                6200 Poplar Avenue
                                HQ4
                                Memphis, TN  38119
                                Attn:  Shea Buchignani
                                Telephone:     901-580-5583
                                Telecopy:      901-580-5451

                                WACHOVIA BANK, N.A.
         COMMITMENT:
         $50,000,000

                                By: /s/ Karin E. Reel
                                   --------------------------------------------
                                Name:   Karin E. Reel
                                Title:  Vice President

                                191 Peachtree Street, N.E.
                                Atlanta, GA  30303
                                Attn:  Karin E. Reel
                                Telephone:     404-332-5187
                                Telecopy:      404-332-5016


    Copy all notices and credit matters to:

                                Wachovia Bank, N.A.
                                191 Peachtree Street, N.E.
                                Atlanta, GA  30303
                                Attn:  Karin E. Reel
                                Telephone:     404-332-5187
                                Telecopy:      404-332-5016

    Copy all Borrowing Notices to:

                                Wachovia Bank, N.A.
                                191 Peachtree Street, N.E.
                                Atlanta, GA  30303
                                Attn:    Jay Corbett
                                Telephone:     404-332-1039
                                Telecopy:      404-332-5016

PARTICIPANTS:

                                THE FUJI BANK, LIMITED,
        COMMITMENT:             NEW YORK BRANCH
        $34,000,000

                                By:   /s/ Raymond Ventura
                                   --------------------------------------------
                                Name:    Raymond Ventura
                                Title:   Vice President & Manager

                                Two World Trade Center, 79th Floor
                                New York, NY  10048
                                Attn:  Raymond Ventura, U.S. Corporate Finance
                                Telephone:     212-898-2062
                                Telecopy:      212-321-9407


    Copy all notices and credit matters to:

                                The Fuji Bank, Limited, New York Branch
                                Two World Trade Center, 79th Floor
                                New York, NY  10048
                                Attn:  Felix Amerasinghe/U.S. Corporate Finance
                                Telephone:     212-898-2597
                                Telecopy:      212-488-8216



    Copy all Borrowing Notices to:

                                The Fuji Bank, Limited, New York Branch
                                Two World Trade Center, 79th Floor
                                New York, NY  10048
                                Attn:    Tina Catapano/Loan Administration
                                Telephone:     212-898-2099
                                Telecopy:      212-488-8216

                                INTERNATIONAL TRANSPORT FINANCE LIMITED
         COMMITMENT
         $34,000,000
                                By:  /s/ Constance Laudenschlager
                                   --------------------------------------------
                                        Constance Laudenschlager
                                Title:  Director

                                By:   /s/ Lori Nabhan
                                   --------------------------------------------
                                        Lori Nabhan
                                Title:  Marketing Representative

                                c/o LTCB
                                165 Broadway
                                New York, NY 10006
                                Attn: Constance Laudenschlager/Lori
                                      Nabhan
                                Telephone:     212-335-4596/4537
                                Telecopy:      212-608-3058

    Copy all notices and credit matters to:

                                International Transport Finance Limited
                                c/o LTCB
                                165 Broadway
                                New York, NY 10006
                                Attn: Constance Laudenschlager/Lori
                                      Nabhan
                                Telephone:     212-335-4596/4537
                                Telecopy:      212-608-3058

    Copy all Borrowing Notices to:

                                International Transport Finance Limited
                                c/o LTCB
                                165 Broadway
                                New York, NY 10006
                                Attn: Constance Laudenschlager/Lori
                                      Nabhan
                                Telephone:     212-335-4596/4537
                                Telecopy:      212-608-3058

                                KBC BANK N.V.
         COMMITMENT
         $34,000,000
                                By: /s/ Robert Snauffer  /s/ Michael V. Curran
                                   --------------------------------------------
                                Name: Robert Snauffer        Michael V. Curran
                                Title: First Vice President  Vice President

                                KBC Bank N.V.
                                New York Branch
                                125 West 55th Street
                                New York, NY  10019
                                Attn:  Lynda Resuma, Loan Administration
                                Telephone:     212-541-0657
                                Telecopy:      212-956-5581


    Copy all notices and credit matters to:

                                KBC Bank N.V.
                                Atlanta Representative Office
                                1349 West Peachtree Street, Suite 1750
                                Atlanta, GA  30309
                                Attn:  Jackie Brunetto, Vice President
                                Telephone:     404-876-2556
                                Telecopy:      404-876-3212


    Copy all Borrowing Notices to:

                                KBC Bank N.V.
                                Atlanta Representative Office
                                1349 West Peachtree Street, Suite 1750
                                Atlanta, GA  30309
                                Attn:  Jackie Brunetto, Vice President
                                Telephone:     404-876-2556
                                Telecopy:      404-876-3212

                                MELLON BANK, N.A.
         COMMITMENT
         $34,000,000
                                By:  /s/ Mark F. Johnston
                                   --------------------------------------------
                                Name:    Mark F. Johnston
                                Title:   A V.P.

                                Three Mellon Bank Center - Room 1203
                                Pittsburgh, PA  15259-0003
                                Telecopy:      412-209-6138


    Copy all notices and credit matters to:

                                Mellon Bank, N.A.
                                Three Mellon Bank Center - Room 1203
                                Pittsburgh, PA  15259-0003
                                Attn:  Mark Johnston
                                Telephone:     412-236-2793
                                Telecopy:      412-236-1914


    Copy all Borrowing Notices to:

                                Mellon Bank, N.A.
                                Three Mellon Bank Center - Room 1203
                                Pittsburgh, PA  15259-0003
                                Attn:  Lloyd Martin-Loan Administration
                                Telephone:     412-234-9448
                                Telecopy:      412-209-6138

                                THE BANK OF NEW YORK
         COMMITMENT
         $34,000,000
                                By: /s/ Ann Marie Hughes
                                   --------------------------------------------
                                Name:   Ann Marie Hughes
                                Title:  Vice President

                                One Wall Street
                                22nd Floor
                                New York, NY  10286
                                Attn:  Ann Marie Hughes
                                Telephone:     212-635-1339
                                Telecopy:      212-635-6434


    Copy all administrative and operations matters to:

                                The Bank of New York
                                One Wall Street
                                22nd Floor
                                New York, NY  10286
                                Attn:  Annette Megargel
                                Telephone:     212-635-6780
                                Telecopy:      212-635-6399

                                THE NORTHERN TRUST COMPANY
         COMMITMENT:
         $34,000,000
                                By:  /s/ James E.T. Monhart
                                   --------------------------------------------
                                Name:    James E.T. Monhart
                                Title:   S VP

                                50 S. LaSalle Street, 11th Floor
                                Chicago, IL 60076
                                Attn:  James Monhart
                                Telephone:     312-444-5646
                                Telecopy:      312-444-5055


    Copy all administrative and operational matters to:

                                The Northern Trust Company
                                50 S. LaSalle Street, 11th Floor
                                Chicago, IL 60076
                                Attn:  Linda Honda
                                Telephone:     312-444-3532
                                Telecopy:      312-630-1566

                                SUNTRUST BANK, NASHVILLE, N.A.
         COMMITMENT
         $30,000,000
                                By:  /s/ Bryan W. Ford
                                   ---------------------------------------------
                                Name:    Bryan W. Ford
                                Title:   Vice President

                                6410 Poplar Avenue, Suite 320
                                Memphis, Tennessee  38119
                                Telephone:     901-762-9868
                                Telecopy:      901-766-7565


    Copy all notices and credit matters to:

                                Suntrust Bank, Nashville, N.A.
                                6410 Poplar Avenue, Suite 320
                                Memphis, Tennessee  38119
                                Attn:  Renee DeRubeis Drake
                                Telephone:     901-762-9868
                                Telecopy:      901-766-7565


    Copy all Borrowing Notices to:

                                Suntrust Bank, Nashville, N.A.
                                P.O. Box 305110
                                Commercial Loan Operation
                                Nashville, Tennessee  37230-5110
                                Attn:  Leigh Anne Gregory/Tina Marie Edwards
                                Telephone:     615-748-5461/4031
                                Telecopy:      615-748-4611

                                FIRST TENNESSEE BANK
         COMMITMENT             NATIONAL ASSOCIATION
         $26,000,000
                                By:      /s/ James H. Moore, Jr.
                                   --------------------------------------------
                                Name:        James H. Moore, Jr.
                                Title:       Vice President

                                165 Madison Avenue, 9th Floor
                                Memphis, TN  38103-2723
                                Attn:  Sonel Patel
                                Telephone:     901-523-4118
                                Telecopy:      901-523-4267


    Copy all notices and credit matters to:

                                First Tennessee Bank National Association
                                165 Madison Avenue, 9th Floor
                                Memphis, TN  38103-2723
                                Attn:  Jim Moore
                                Telephone:     901-523-4108
                                Telecopy:      901-523-4267

                                THE SUMITOMO BANK, LIMITED
         COMMITMENT
         $20,000,000
                                By: /s/ Gary Franke
                                   ---------------------------------------------
                                Name:   Gary Franke
                                Title:  Vice President and Manager

                                Suntrust Plaza
                                Suite 4420
                                303 Peachtree Street
                                Atlanta, GA 30308
                                Attn:  Gary Franke
                                Telephone:     404-526-8511
                                Telecopy:      404-521-1187


    Copy all administrative/ operational notices to:

                                The Sumitomo Bank, Limited
                                277 Park Avenue
                                New York, NY 10072
                                Attn:  Yvette Dowling
                                Telephone:     212-224-4069
                                Telecopy:      212-224-4537

                                FIRST AMERICAN NATIONAL BANK
         COMMITMENT:
         $10,000,000

                                By:    /s/ William R. Stutts
                                   --------------------------------------------
                                Name:   William R. Stutts
                                Title:  Senior Vice President

                                6000 Poplar Ave., Suite 300
                                Memphis, TN  38119
                                Attn:  William R. Stutts
                                Telephone:     901-762-5675
                                Telecopy:      901-762-5665



    Copy all administrative and operational matters to:

                                First American National Bank
                                490 Metroplex Drive
                                Nashville, TN  37211
                                Attn:  Frenisa Joy
                                Telephone:     615-365-5683
                                Telecopy:      615-365-5684

                                   EXHIBIT "A"

                                FORM OF GUARANTY


         THIS GUARANTY (this "Guaranty") is made as of the 10th day of December, 1998, by Federal Express Corporation, a Delaware corporation, RPS, Inc., a Delaware corporation, Caliber System, Inc., an Ohio corporation, Viking Freight, Inc., a California corporation, and Roberts Express, Inc., an Ohio corporation (collectively, the "Initial Guarantors" and along with any Significant Subsidiaries which become parties to this Agreement by executing an Addendum hereto in the form attached as Annex I, the "Guarantors") in favor of the Paying Agent, for the ratable benefit of the Lenders, under (and as defined in) the Credit Agreement referred to below. Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to them in the Credit Agreement.

                                   WITNESSETH:

         WHEREAS, FDX Corporation, a Delaware corporation (the "Borrower"), Morgan Guaranty Trust Company of New York, as paying agent (the "Paying Agent"), and certain Lenders have entered into a certain Credit Agreement dated as of December 10, 1998 (as the same may be amended, modified, supplemented and/or restated, and as in effect from time to time, the "Credit Agreement"), providing, subject to the terms and conditions thereof, for extensions of credit to be made by the Lenders to the Borrower;

         WHEREAS, it is a condition precedent to the initial extensions of credit by the Lenders under the Credit Agreement that each of the Guarantors execute and deliver this Guaranty, whereby each of the Guarantors shall guarantee the payment when due, subject to SECTION 8 hereof, of any and all of the Obligations; and

         WHEREAS, in consideration of the financial and other support that the Borrower has provided, and such financial and other support as the Borrower may in the future provide, to the Guarantors, and in order to induce the Lenders and the Paying Agent to enter into the Credit Agreement, each of the Guarantors is willing to guarantee the obligations of the Borrower under the Credit Agreement;

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         SECTION l. DEFINITIONS. Terms defined in the Credit Agreement and not otherwise defined herein have, as used herein, the respective meanings provided for therein.

         SECTION 2. REPRESENTATIONS, WARRANTIES AND COVENANTS. Each of the Guarantors represents and warrants (which representations and warranties shall be deemed to have been renewed at the time of the making of any Advance) that:

                  (a) It is a corporation, limited liability company, partnership or other commercial entity duly incorporated or formed, validly existing and in good standing under the laws of its jurisdiction of incorporation or formation and has all requisite authority to conduct its business as a foreign Person in each jurisdiction in which its business is conducted, except where the failure to have such requisite authority would not have a Material Adverse Effect.

                  (b) It has the power and authority and legal right to execute and deliver this Guaranty and to perform its obligations hereunder. The execution and delivery by it of this Guaranty and the performance by it of its obligations hereunder have been duly authorized by proper proceedings, and this Guaranty constitutes a legal, valid and binding obligation of such Guarantor enforceable against such Guarantor in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally.

                  (c) Neither the execution and delivery by it of this Guaranty, nor the consummation by it of the transactions herein contemplated, nor compliance by it with the terms and provisions hereof, will violate any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on it or its certificate or articles of incorporation or by-laws, limited liability company or partnership agreement or the provisions of any indenture, instrument or material agreement to which it is a party or is subject, or by which it, or its property, is bound, or conflict with or constitute a default thereunder, or result in the creation or imposition of any Lien in, of or on its property pursuant to the terms of any such indenture, instrument or material agreement. No order, consent, approval, license, authorization, or validation of, or filing, recording or registration with, or exemption by, any governmental authority, is required to authorize, or is required in connection with the execution, delivery and performance by it of, or the legality, validity, binding effect or enforceability of, this Guaranty.

                  In addition to the foregoing, each of the Guarantors covenants that, so long as any Lender has any Commitment outstanding under the Credit Agreement or any amount payable under the Credit Agreement or any other Obligations shall remain unpaid, it will, and, if necessary, will enable the Borrower to, fully comply with those covenants and agreements of the Borrower applicable to such Guarantor set forth in the Credit Agreement.

         SECTION 3. THE GUARANTY. Subject to SECTION 8 hereof, each of the Guarantors hereby unconditionally guarantees, jointly with the other Guarantors and severally, the full and punctual payment when due (whether at stated maturity, upon acceleration or otherwise) of the Obligations, (the foregoing, subject to the provisions of SECTION 8 hereof, being referred to collectively as the "Guaranteed Obligations"). Upon failure by the Borrower to pay punctually any such amount, each of the Guarantors agrees that it shall forthwith on demand pay such amount at the place and in the manner specified in the Credit Agreement or the relevant Loan Document, as the case may be. Each of the Guarantors hereby agrees that this Guaranty is an absolute, irrevocable and unconditional guaranty of payment and is not a guaranty of collection.

         SECTION 4. GUARANTY UNCONDITIONAL. Subject to SECTION 8 hereof, the obligations of each of the Guarantors hereunder shall be unconditional and absolute and, without limiting the generality of the foregoing, shall not be released, discharged or otherwise affected by:

         (i) any extension, renewal, settlement, indulgence, compromise, waiver or release of or with respect to the Guaranteed Obligations or any part thereof or any agreement relating thereto, or with respect to any obligation of any other guarantor of any of the Guaranteed Obligations, whether (in any such case) by operation of law or otherwise, or any failure or omission to enforce any right, power or remedy with respect to the Guaranteed Obligations or any part thereof or any agreement relating thereto, or with respect to any obligation of any other guarantor of any of the Guaranteed Obligations;

         (ii) any modification or amendment of or supplement to the Credit Agreement or any other Loan Document, including, without limitation, any such amendment which may increase the amount of the Obligations guaranteed hereby;

         (iii) any release, surrender, compromise, settlement, waiver, subordination or modification, with or without consideration, of any collateral securing the Guaranteed Obligations or any part thereof, any other guaranties with respect to the Guaranteed Obligations or any part thereof, or any other obligation of any person or entity with respect to the Guaranteed Obligations or any part thereof, or any nonperfection or invalidity of any direct or indirect security for the Guaranteed Obligations;

         (iv) any change in the corporate, partnership or other existence, structure or ownership of the Borrower or any other guarantor of any of the Guaranteed Obligations, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting the Borrower or any other guarantor of the Guaranteed Obligations, or any of their respective assets or any resulting release or discharge of any obligation of the Borrower or any other guarantor of any of the Guaranteed Obligations;

         (v) the existence of any claim, setoff or other rights which the Guarantors may have at any time against the Borrower, any other guarantor of any of the Guaranteed Obligations, the Paying Agent, any Lender or any other Person, whether in connection herewith or in connection with any unrelated transactions, PROVIDED that nothing herein shall prevent the assertion of any such claim by separate suit or compulsory counterclaim;

         (vi) the enforceability or validity of the Guaranteed Obligations or any part thereof or the genuineness, enforceability or validity of any agreement relating thereto or with respect to any collateral securing the Guaranteed Obligations or any part thereof, or any other invalidity or unenforceability relating to or against the Borrower or any other guarantor of any of the Guaranteed Obligations, for any reason related to the Credit Agreement, any other Loan Document, or any provision of applicable law or regulation purporting to prohibit the payment by the Borrower or any other guarantor of the Guaranteed Obligations, of any of the Guaranteed Obligations;

         (vii) the failure of the Paying Agent to take any steps to perfect and maintain any security interest in, or to preserve any rights to, any security or collateral for the Guaranteed Obligations, if any;

         (viii) the election by, or on behalf of, any one or more of the Lenders, in any proceeding instituted under Chapter 11 of Title 11 of the United States Code (11 U.S.C. 101 et seq.) (the "Bankruptcy Code"), of the application of Section 1111(b)(2) of the Bankruptcy Code;

         (ix) any borrowing or grant of a security interest by the Borrower, as debtor-in-possession, under Section 364 of the Bankruptcy Code;

         (x) the disallowance, under Section 502 of the Bankruptcy Code, of all or any portion of the claims of any of the Lenders or the Paying Agent for repayment of all or any part of the Guaranteed Obligations;

         (xi) the failure of any other Guarantor to sign or become party to this Guaranty or any amendment, change, or reaffirmation hereof; or

         (xii) any other act or omission to act or delay of any kind by the Borrower, any other guarantor of the Guaranteed Obligations, the Paying Agent, any Lender or any other Person or any other circumstance whatsoever which might, but for the provisions of this SECTION 4, constitute a legal or equitable discharge of any Guarantor's obligations hereunder.

         SECTION 5. DISCHARGE ONLY UPON PAYMENT IN FULL; REINSTATEMENT IN CERTAIN CIRCUMSTANCES. Except as otherwise provided in Section 9.16 of the Credit Agreement, each of the Guarantors' obligations hereunder shall remain in full force and effect until all Guaranteed Obligations shall have been paid in full and the Commitments under the Credit Agreement shall have terminated or expired. If at any time any payment of any portion of the Obligations is rescinded or must be otherwise restored or returned upon the insolvency, bankruptcy or reorganization of the Borrower or otherwise, each Guarantor's obligations hereunder with respect to such payment shall be reinstated as though such payment had been due but not made at such time.

         SECTION 6. GENERAL WAIVERS. Each of the Guarantors irrevocably waives acceptance hereof, presentment, demand or action on delinquency, protest, the benefit of any statutes of limitations and, to the fullest extent permitted by law, any notice not provided for herein, as well as any requirement that at any time any action be taken by any Person against the Borrower, any other guarantor of the Guaranteed Obligations, or any other Person.

         SECTION 7. SUBORDINATION OF SUBROGATION RIGHTS. Until the Obligations have been indefeasibly paid in full in cash, the Guarantors (i) shall have no right of subrogation with respect to such Obligations and (ii) waive any right to enforce any remedy which the Lenders or the Paying Agent now have or may hereafter have against the Borrower, any endorser or any guarantor of all or any part of the Obligations or any other Person, and the Guarantors waive any benefit of, and any right to participate in, the security or collateral given to the Lenders and the Paying Agent, if any, to secure the payment or performance of all or any part of the Obligations or any other liability of the Borrower to the Lenders. Should any Guarantor have the right, notwithstanding the foregoing, to exercise its subrogation rights, each Guarantor hereby expressly and irrevocably (a) subordinates any and all rights at law or in equity to subrogation, reimbursement, exoneration, contribution, indemnification or setoff that the Guarantor may have to the indefeasible payment in full in cash of the Obligations and (b) waives any and all defenses available to a surety, guarantor or accommodation co-obligor until the Obligations are indefeasibly paid in full in cash. Each Guarantor acknowledges and agrees that this subordination is intended to benefit the Paying Agent and the Lenders and shall not limit or otherwise affect such Guarantor's liability hereunder or the enforceability of this Guaranty, and that the Paying Agent, the Lenders and their respective successors and assigns are intended third party beneficiaries of the waivers and agreements set forth in this SECTION 7.

         SECTION 8. LIMITATION. Notwithstanding any provision herein contained to the contrary, each Guarantor's liability under this Guaranty (which liability is in any event in addition to amounts for which such entity may be primarily liable) shall be limited to an amount not to exceed as of any date of determination the greater of:

                   (a) the net amount of all Loans advanced to the Borrower under this Agreement and then re-loaned or otherwise transferred to, or for the benefit of, such Guarantor; and

                   (b) the amount which could be claimed by the Paying Agent and the Lenders from such Guarantor under this Guaranty without rendering such claim voidable or avoidable under Section 548 of Chapter 11 of the Bankruptcy Code or under any applicable state Uniform Fraudulent Transfer Act, Uniform Fraudulent Conveyance Act or similar statute or common law after taking into account, among other things, such Guarantor's right of contribution and indemnification from each other Guarantor under SECTION 9.

         SECTION 9. CONTRIBUTION WITH RESPECT TO GUARANTY OBLIGATIONS.

                   (a) To the extent that any Guarantor shall make a payment under this Guaranty (a "Guarantor Payment") which, taking into account all other Guarantor Payments then previously or concurrently made by any other Guarantor, exceeds the amount which such Guarantor would otherwise have paid if each Guarantor had paid the aggregate Obligations satisfied by such Guarantor Payment in the same proportion that such Guarantor's "Allocable Amount" (as defined below) (as determined immediately prior to such Guarantor Payment) bore to the aggregate Allocable Amounts of each of the Guarantors as determined immediately prior to the making of such Guarantor Payment, THEN, following indefeasible payment in full in cash of the Obligations and termination of the Commitments, such Guarantor shall be entitled to receive contribution and indemnification payments from, and be reimbursed by, each other Guarantor for the amount of such excess, PRO RATA based upon their respective Allocable Amounts in effect immediately prior to such Guarantor Payment.

                   (b) As of any date of determination, the "Allocable Amount" of any Guarantor shall be equal to the maximum amount of the claim which could then be recovered from such Guarantor under this Guaranty without rendering such claim voidable or avoidable under Section 548 of Chapter 11 of the Bankruptcy Code or under any applicable state Uniform Fraudulent Transfer Act, Uniform Fraudulent Conveyance Act or similar statute or common law.

                   (c) This SECTION 9 is intended only to define the relative rights of the Guarantors and nothing set forth in this SECTION 9 is intended to or shall impair the obligations of the Guarantors, jointly and severally, to pay any amounts as and when the same shall become due and payable in accordance with the terms of this Agreement.

                   (d) The parties hereto acknowledge that the rights of contribution and indemnification hereunder shall constitute assets of the Guarantor to which such contribution and indemnification is owing.

                   (e) The rights of the indemnifying Guarantors against other Guarantors under this SECTION 9 shall be exercisable upon the full and indefeasible payment of the Obligations and the termination of the Commitments.

         SECTION 10. STAY OF ACCELERATION. If acceleration of the time for payment of any of the Obligations is stayed upon the insolvency, bankruptcy or reorganization of the Borrower, all such amounts otherwise subject to acceleration under the terms of the Credit Agreement, or any other Loan Document shall nonetheless be payable by each of the Guarantors hereunder forthwith on demand by the Paying Agent.

         SECTION 11. NO WAIVERS. No failure or delay by the Paying Agent or any Lender in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies provided in this Guaranty, the Credit Agreement, and the other Loan Documents shall be cumulative and not exclusive of any rights or remedies provided by law.

         SECTION 12. SUCCESSORS AND ASSIGNS. This Guaranty is for the benefit of the Paying Agent and the Lenders and their respective successors and permitted assigns and in the event of an assignment of any amounts payable under the Credit Agreement, or the other Loan Documents in accordance with the respective terms thereof, the rights hereunder, to the extent applicable to the indebtedness so assigned, may be transferred with such indebtedness. This Guaranty shall be binding upon each of the Guarantors and their respective successors and assigns.

         SECTION 13. CHANGES IN WRITING. Neither this Guaranty nor any provision hereof may be changed, waived, discharged or terminated orally, but only in writing signed by each of the

Guarantors and the Paying Agent with the consent of the Lenders required for such change, waiver, discharge or termination pursuant to the terms of the Credit Agreement.

         SECTION 14 GOVERNING LAW. ANY DISPUTE BETWEEN ANY GUARANTOR AND THE PAYING AGENT OR ANY LENDER ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH, THIS GUARANTY OR ANY OF THE OTHER LOAN DOCUMENTS, AND WHETHER ARISING IN CONTRACT, TORT, EQUITY, OR OTHERWISE, SHALL BE RESOLVED IN ACCORDANCE WITH THE INTERNAL LAWS (WITHOUT REGARD TO THE CONFLICTS OF LAWS PROVISIONS) OF THE STATE OF NEW YORK.

         SECTION 15. CONSENT TO JURISDICTION; SERVICE OF PROCESS; JURY TRIAL.

         (A) EXCLUSIVE JURISDICTION. EXCEPT AS PROVIDED IN SUBSECTION (B), EACH OF THE PARTIES HERETO AGREES THAT ALL DISPUTES AMONG THEM ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH, THIS GUARANTY OR ANY OF THE OTHER LOAN DOCUMENTS WHETHER ARISING IN CONTRACT, TORT, EQUITY, OR OTHERWISE, SHALL BE RESOLVED EXCLUSIVELY BY STATE OR FEDERAL COURTS LOCATED IN NEW YORK, BUT THE PARTIES HERETO ACKNOWLEDGE THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF NEW YORK. EACH OF THE PARTIES HERETO WAIVES IN ALL DISPUTES BROUGHT PURSUANT TO THIS SUBSECTION (A) ANY OBJECTION THAT IT MAY HAVE TO THE LOCATION OF THE COURT CONSIDERING THE DISPUTE.

         (B) OTHER JURISDICTIONS. EACH OF THE GUARANTORS AGREES THAT THE PAYING AGENT, ANY LENDER OR ANY INDEMNITEE SHALL HAVE THE RIGHT TO PROCEED AGAINST SUCH GUARANTOR OR ITS PROPERTY IN A COURT IN ANY LOCATION TO ENABLE SUCH PERSON TO
(1) OBTAIN PERSONAL JURISDICTION OVER SUCH GUARANTOR OR (2) ENFORCE A JUDGMENT OR OTHER COURT ORDER ENTERED IN FAVOR OF SUCH PERSON. EACH OF THE GUARANTORS AGREES THAT IT WILL NOT ASSERT ANY PERMISSIVE COUNTERCLAIMS IN ANY PROCEEDING BROUGHT BY SUCH PERSON TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF SUCH PERSON. EACH OF THE GUARANTORS WAIVES ANY OBJECTION THAT IT MAY HAVE TO THE LOCATION OF THE COURT IN WHICH SUCH PERSON HAS COMMENCED A PROCEEDING DESCRIBED IN THIS SUBSECTION (B).

         (C) WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, ARISING OUT OF, CONNECTED WITH, RELATED TO OR

INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS GUARANTY OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH. EACH OF THE PARTIES HERETO AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT ANY PARTY HERETO MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS GUARANTY WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

         (D) ADVICE OF COUNSEL. EACH OF THE PARTIES REPRESENTS TO EACH OTHER PARTY HERETO THAT IT HAS DISCUSSED THIS AGREEMENT AND, SPECIFICALLY, THE PROVISIONS OF THIS SECTION 15, WITH ITS COUNSEL.

         SECTION 16. NO STRICT CONSTRUCTION. The parties hereto have participated jointly in the negotiation and drafting of this Guaranty. In the event an ambiguity or question of intent or interpretation arises, this Guaranty shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Guaranty.

         SECTION 17. TAXES, EXPENSES OF ENFORCEMENT, ETC. All payments required to be made by any of the Guarantors hereunder shall be made without setoff or counterclaim and free and clear of and without deduction or withholding for or on account of, any present or future taxes, levies, imposts, duties or other charges of whatsoever nature imposed by any government or any political or taxing authority thereof, PROVIDED, HOWEVER, that if any of the Guarantors is required by law to make such deduction or withholding, such Guarantor shall forthwith pay to the Paying Agent or any Lender, as applicable, such additional amount as results in the net amount received by the Paying Agent or any Lender, as applicable, equaling the full amount which would have been received by the Paying Agent or any Lender, as applicable, had no such deduction or withholding been made. The Guarantors also agree to reimburse the Paying Agent and the Lenders for any reasonable costs, internal charges and out-of-pocket expenses (including reasonable attorneys' fees and time charges of attorneys for the Paying Agent and the Lenders, which attorneys may be employees of the Paying Agent or the Lenders) paid or incurred by the Paying Agent or any Lender in connection with the collection and enforcement of amounts due under the Loan Documents, including without limitation this Guaranty.

         SECTION 18. SETOFF. At any time after all or any part of the Guaranteed Obligations have become due and payable (by acceleration or otherwise), each Lender and the Paying Agent may, without notice to any Guarantor and regardless of the acceptance of any security or collateral for the payment hereof, appropriate and apply toward the payment of all or any part of the Guaranteed Obligations (i) any indebtedness due or to become due from such Lender or the Paying Agent to any Guarantor, and (ii) any moneys, credits or other property belonging to any Guarantor, at any time held by or coming into the possession of such Lender or the Paying Agent or any of their respective affiliates.

         SECTION 19. FINANCIAL INFORMATION. Each Guarantor hereby assumes responsibility for keeping itself informed of the financial condition of the Borrower and any and all endorsers and/or other Guarantors of all or any part of the Guaranteed Obligations, and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations, or any part thereof, that diligent inquiry would reveal, and each Guarantor hereby agrees that none of the Lenders or the Paying Agent shall have any duty to advise such Guarantor of information known to any of them regarding such condition or any such circumstances. If any Lender or the Paying Agent, in its sole discretion, undertakes at any time or from time to time to provide any such information to a Guarantor, such Lender or the Paying Agent shall be under no obligation (i) to undertake any investigation not a part of its regular business routine, (ii) to disclose any information which such Lender or the Paying Agent, pursuant to accepted or reasonable commercial finance or banking practices, wishes to maintain confidential or
(iii) to make any other or future disclosures of such information or any other information to such Guarantor.

         SECTION 20. SEVERABILITY. Wherever possible, each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Guaranty.

         SECTION 21. MERGER. This Guaranty represents the final agreement of each of the Guarantors with respect to the matters contained herein and may not be contradicted by evidence of prior or contemporaneous agreements, or subsequent oral agreements, between the Guarantor and any Lender or the Paying Agent.

         SECTION 22. EXECUTION IN COUNTERPARTS. This Guaranty may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Guaranty by signing any such counterpart.

         SECTION 23. HEADINGS. Section headings in this Guaranty are for convenience of reference only and shall not govern the interpretation of any provision of this Guaranty.

         IN WITNESS WHEREOF, each of the Guarantors has caused this Guaranty to be duly executed by its authorized officer as of the day and year first above written.


                                    FEDERAL EXPRESS CORPORATION

                                    By:
                                       ----------------------------------
                                    Name:
                                         --------------------------------
                                    Title:
                                          -------------------------------


                                    RPS, INC.

                                    By:
                                       ----------------------------------
                                    Name:
                                         --------------------------------
                                    Title:
                                          -------------------------------


                                    CALIBER SYSTEM, INC.

                                    By:
                                       ----------------------------------
                                    Name:
                                         --------------------------------
                                    Title:
                                          -------------------------------


                                    VIKING FREIGHT, INC.

                                    By:
                                       ----------------------------------
                                    Name:
                                         --------------------------------
                                    Title:
                                          -------------------------------


                                    ROBERTS EXPRESS, INC.

                                    By:
                                       ----------------------------------
                                    Name:
                                         --------------------------------
                                    Title:
                                          -------------------------------

                               ANNEX I TO GUARANTY


         Reference is hereby made to the Guaranty (the "Guaranty") made as of the 10th day of December, 1998 by Federal Express Corporation, a Delaware corporation, RPS, Inc., a Delaware corporation, Caliber System, Inc., an Ohio corporation, Viking Freight, Inc., a California corporation, and Roberts Express, Inc., an Ohio corporation (collectively, the "Initial Guarantors" and along with any Significant Subsidiaries which have become parties thereto and together with the undersigned, the "Guarantors") in favor of the Paying Agent, for the ratable benefit of the Lenders, under the Credit Agreement. Capitalized terms used herein and not defined herein shall have the meanings given to them in the Guaranty. By its execution below, the undersigned [NAME OF NEW GUARANTOR], a ____________________, agrees to become, and does hereby become, a Guarantor under the Guaranty and agrees to be bound by such Guaranty as if originally a party thereto. By its execution below, the undersigned represents and warrants as to itself that all of the representations and warranties contained in SECTION 2 of the Guaranty are true and correct in all respects as of the date hereof.

         IN WITNESS WHEREOF, [NAME OF NEW GUARANTOR], a ______________, has executed and delivered this Annex I counterpart to the Guaranty as of this __________ day of _________, ____.


                                    [NAME OF NEW GUARANTOR]



                                    By:
                                       ----------------------------------
                                    Name:
                                         --------------------------------
                                    Title:
                                          -------------------------------

                                   EXHIBIT "B"


                               OPINION OF COUNSEL




The Paying Agent and the Lenders who are parties to the Credit Agreement described below.


                                                               December 10, 1998


Ladies and Gentlemen:

         This is in regard to the Credit Agreement dated as of December 10, 1998 among FDX Corporation, the Lenders named therein and Morgan Guaranty Trust Company of New York, as Paying Agent (the "Agreement"). Unless the context otherwise requires, all terms used in this opinion which are specifically defined in the Agreement shall have the meanings given such terms in the Agreement.

         I am the Corporate Vice President and Corporate Counsel of the Borrower and have acted as such in connection with the Agreement. I, or attorneys under my supervision, have made such examination and investigation as I or they have deemed necessary in order to give the following opinion.

         Based upon the foregoing, it is my opinion that:

                  1. The Borrower is a corporation duly incorporated and validly existing in good standing under the laws of the State of Delaware. The Borrower is duly authorized to execute and deliver the Agreement and perform its obligations under the Agreement and to borrow under the Agreement. The Borrower has all corporate power required to carry on its ordinary course of business.

                  2. Each Significant Subsidiary, and each Guarantor as of the date hereof, is a corporation duly incorporated and validly existing in good standing under the laws of the jurisdiction of its incorporation.

                  3. Each of the Borrower and each Significant Subsidiary and Guarantor as of the date hereof is duly qualified as a foreign corporation in good standing to do business in all jurisdictions where the failure to so qualify would have a material adverse effect on the business of the Borrower and the Significant Subsidiaries taken as a whole.

                  4. The execution and delivery of the Loan Documents by the Borrower and each of the Guarantors, the borrowings by the Borrower under the Agreement and the performance by the Borrower and the Guarantors of their respective obligations under the Loan Documents have been duly authorized by all necessary corporate action and proceedings on the part of the Borrower and each Guarantor and do not at this time:

                           (a) require any consent of the Borrower's or any
                  Guarantor's shareholders; or

                           (b) contravene, or constitute a default under, any
                  provision of any law or regulation applicable to the Borrower or any Guarantor or of the certificate or articles of incorporation or by-laws of the Borrower or any Guarantor or of any material contract, agreement, judgment, order, decree, adjudication or other instrument, including, without limitation, the 1996 Caliber Indenture, binding upon the Borrower or any Guarantor, or by which the Borrower or any Guarantor or any of their respective property may be bound or affected, or result in the creation of any Lien (other than the Liens created pursuant to the Security Documents) on any property now owned by the Borrower, any Guarantor or any Significant Subsidiary pursuant to the provisions of any agreement, indenture or other instrument binding upon it.

                  5. The Loan Documents delivered as of the date hereof have been duly executed and delivered by the Borrower and each of the Guarantors, and constitute the legal, valid and binding obligations of the Borrower and the Guarantors, respectively, to the extent each is a party thereto, enforceable in accordance with their terms, except as such enforceability may be limited by bankruptcy or similar laws relating generally to the enforcement of creditors' rights and subject also to the availability of equitable remedies if equitable remedies are sought.

                  6. There is no action, suit, proceeding or investigation of which I am aware pending or threatened against or affecting the Borrower, any Guarantor or any Significant Subsidiary before any court, regulatory commission, arbitration tribunal, governmental department, administrative agency or instrumentality which, if such action, suit, proceeding or investigation were determined adversely to the interest of the Borrower, the Guarantors and the Significant Subsidiaries, would have a material, adverse effect on the business, condition (financial or otherwise) or operations of the Borrower, any Guarantor or any Significant Subsidiary, except as discussed in the Borrower's Annual Report on Form 10-K for the fiscal year ended May 31, 1998 as updated in the Borrower's Quarterly Report on Form 10-Q for the quarter ended August 31, 1998.

                  7. Neither the Borrower nor any Guarantor or Significant Subsidiary is in default or violation in any respect which would have a material adverse effect on the business or condition (financial or otherwise) of the Borrower, any Guarantor or any Significant Subsidiary with respect to any law, rule, regulation, order, writ, judgment, injunction, decree, adjudication, determination or award presently in effect and applicable to it.

                  8. No approval, authorization, consent, adjudication or order of any governmental authority, which has not been obtained by the Borrower or any Guarantor, is required to be obtained by the Borrower or any Guarantor in connection with the execution and delivery of the Loan Documents delivered as of the date hereof, the borrowings under the Agreement or in connection with the performance by the Borrower or any of the Guarantors of their respective obligations under the Loan Documents.

                  9. The Borrower is not engaged principally or as one of its important activities in the business of extending credit for the purpose of purchasing or carrying any "margin stock" (as such term is defined in Regulation U of the Board of Governors of the Federal Reserve System).

                  10. The Borrower is not an "investment company", within the meaning of the Investment Company Act of 1940, as currently in effect.

                  11. The laws of the State of Tennessee which limit interest rates or other amounts payable with respect to borrowed money or interest thereon are not applicable to the Agreement.

                  12. FedEx is not a national of any foreign country designated in Presidential Executive Order No. 8389 or 9193, as amended, and the regulations issued thereunder, as amended, or a national of any foreign country designated in the Foreign Assets Control Regulations or in the Cuban Assets Control Regulations of the United States Treasury Department, 31 C.F.R., Subtitle B, Chapter V, as amended.

                  13. The certificates issued to FedEx pursuant to 49 U.S.C.
         Section 41102(a) and 49 U.S.C. Section 41103 and the operating certificates issued to FedEx pursuant to Part 121 of the Federal Aviation Regulations are in full force and effect and are adequate for the conduct of the business of the Borrower and its Subsidiaries as now conducted. There are no actions, proceedings or investigations pending or, to my knowledge, threatened (or any basis therefor known to me) to amend, modify, suspend or revoke any such certificate in whole or in part which would have any material adverse effect on any such certificate or the operations of the Borrower and its Subsidiaries.

         This opinion is limited to the effect of the laws of the State of Tennessee, the General Corporation Law of the State of Delaware and the laws of the United States of America, and I express no opinion with respect to the laws of any other jurisdiction. As a result, I have with your permission assumed for purposes of this opinion that, notwithstanding the contrary choice of law provisions contained therein, the Loan Documents are governed by the laws of the State of Tennessee.

         This opinion may be relied upon by the Paying Agent, the Lenders, and their respective permitted participants, assignees, and other transferees. It is understood that this opinion speaks as of the date given, notwithstanding any delivery as contemplated above on any other date.

                                   EXHIBIT "C"

                              ASSIGNMENT AGREEMENT

         This Assignment Agreement (this "Assignment Agreement") between________ ______________ (the "Assignor") and _________________ (the "Assignee") is dated as of ___________________,____. The parties hereto agree as follows:

         1. PRELIMINARY STATEMENT. The Assignor is a party to a Credit Agreement (which, as it may be amended, modified, renewed or extended from time to time, is herein called the "Credit Agreement") described in Item 1 of Schedule 1 attached hereto ("Schedule 1"). Capitalized terms used herein and not otherwise defined herein shall have the meanings attributed to them in the Credit Agreement.

         2. ASSIGNMENT AND ASSUMPTION. The Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, an interest in and to the Assignor's rights and obligations under the Credit Agreement such that after giving effect to such assignment the Assignee shall have purchased pursuant to this Assignment Agreement the percentage interest specified in Item 3 of Schedule 1 of all outstanding rights and obligations under the Credit Agreement relating to the facilities listed in Item 3 of
Schedule 1 and the other Loan Documents. The aggregate Commitments (or Loans, if the applicable Commitments have been terminated) purchased by the Assignee hereunder are set forth in Item 4 of Schedule 1.

         3. EFFECTIVE DATE. The effective date of this Assignment Agreement (the "Effective Date") shall be the later of the date specified in Item 5 of Schedule 1 or two Business Days (or such shorter period agreed to by the Paying Agent) after a Notice of Assignment substantially in the form of Exhibit "I" attached hereto has been delivered to the Paying Agent. Such Notice of Assignment must include any consents required to be delivered to the Paying Agent by Section
12.3.1 of the Credit Agreement. In no event will the Effective Date occur if the payments required to be made by the Assignee to the Assignor on the Effective Date under Sections 4 and 5 hereof are not made on the proposed Effective Date. The Assignor will notify the Assignee of the proposed Effective Date no later than the Business Day prior to the proposed Effective Date. As of the Effective Date, (i) the Assignee shall have the rights and obligations of a Lender under the Loan Documents with respect to the rights and obligations assigned to the Assignee hereunder and (ii) the Assignor shall relinquish its rights and be released from its corresponding obligations under the Loan Documents with respect to the rights and obligations assigned to the Assignee hereunder.

         4. PAYMENT OBLIGATIONS. On and after the Effective Date, the Assignee shall be entitled to receive from the Paying Agent all payments of principal, interest and fees with respect to the interest assigned hereby. The Assignee shall advance funds directly to the Paying Agent with respect to all Loans and reimbursement payments made on or after the Effective Date with respect to the interest assigned hereby. [In consideration for the sale and assignment of Loans hereunder, (i) the Assignee shall pay the Assignor, on the Effective Date, an amount equal to the principal amount of the portion of all Floating Rate Loans assigned to the Assignee hereunder and (ii) with respect to each Eurodollar Loan made by the Assignor and assigned to the Assignee hereunder which is outstanding on the Effective Date, (a) on the last day of the Interest Period therefor or (b) on such earlier date agreed to by the Assignor and the Assignee or (c) on the date on which any such Eurodollar Loan either becomes due (by acceleration or otherwise) or is prepaid (the date as described in the foregoing clauses (a), (b) or (c) being hereinafter referred to as the "Payment Date"), the Assignee shall pay the Assignor an amount equal to the principal amount of the portion of such Eurodollar Loan assigned to the Assignee which is outstanding on the Payment Date. If the Assignor and the Assignee agree that the Payment Date for such Eurodollar Loan shall be the Effective Date, they shall agree to the interest rate applicable to the portion of such Loan assigned hereunder for the period from the Effective Date to the end of the existing Interest Period applicable to such Eurodollar Loan (the "Agreed Interest Rate") and any interest received by the Assignee in excess of the Agreed Interest Rate shall be remitted to the Assignor. If interest for the period from the Effective Date to but not including the Payment Date is not paid by the Borrower with respect to any Eurodollar Loan sold by the Assignor to the Assignee hereunder, the Assignee shall pay to the Assignor interest for such period on the portion of such Eurodollar Loan sold by the Assignor to the Assignee hereunder at the applicable rate provided by the Credit Agreement. If a prepayment of any Eurodollar Loan which is existing on the Payment Date and assigned by the Assignor to the Assignee hereunder occurs after the Payment Date but before the end of the Interest Period applicable to such Eurodollar Loan, the Assignee shall remit to the Assignor the excess of the prepayment indemnity paid with respect to the portion of such Eurodollar Loan assigned to the Assignee hereunder over the amount which would have been paid if such prepayment indemnity had been calculated based on the Agreed Interest Rate. The Assignee will also promptly remit to the Assignor (i) any principal payments received from the Paying Agent with respect to Eurodollar Loans prior to the Payment Date and (ii) any amounts of interest on Loans and fees received from the Paying Agent which relate to the portion of the Loans assigned to the Assignee hereunder for periods prior to the Effective Date, in the case of Floating Rate Loans, or the Payment Date, in the case of Eurodollar Loans, and not previously paid by the Assignee to the Assignor.]1 If either party hereto receives any payment to which the other party hereto is entitled under this Assignment Agreement, then the party receiving such amount shall promptly remit it to the other party hereto.

         5. FEES PAYABLE BY THE ASSIGNEE. The [Assignee shall pay to the Assignor a fee on each day on which a payment of interest or facility fees is made under the Credit Agreement with respect to the amounts assigned to the Assignee hereunder (other than a payment of interest or facility fees for the period prior to the Effective Date or, in the case of Eurodollar Loans, the Payment Date, which the Assignee is obligated to deliver to the Assignor pursuant to Section 4 hereof). The amount of such fee shall be the difference between (i) the interest or fee, as applicable, paid with respect to the amounts assigned to the Assignee hereunder and (ii) the interest or fee, as applicable, which would have been paid with respect to the amounts assigned to the Assignee hereunder if each interest rate were of 1% less than the interest rate paid by the Borrower or if the facility fee were of 1% less than the facility fee paid by the Borrower, as


---------------------
         (1) Each Assignor may insert its standard payment provisions in lieu of the payment terms included in this Exhibit.

applicable. In addition, the] Assignee agrees to pay % of the processing fee required to be paid to the Paying Agent in connection with this Assignment Agreement.

         6. REPRESENTATIONS OF THE ASSIGNOR; LIMITATIONS ON THE ASSIGNOR'S LIABILITY. The Assignor represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim. It is understood and agreed that the assignment and assumption hereunder are made without recourse to the Assignor and that the Assignor makes no other representation or warranty of any kind to the Assignee. Neither the Assignor nor any of its officers, directors, employees, agents or attorneys shall be responsible for (i) the due execution, legality, validity, enforceability, genuineness, sufficiency or collectability of any Loan Document, including without limitation, documents granting the Assignor and the other Lenders a security interest in assets of the Borrower or any guarantor, (ii) any representation, warranty or statement made in or in connection with any of the Loan Documents, (iii) the financial condition or creditworthiness of the Borrower or any guarantor, (iv) the performance of or compliance with any of the terms or provisions of any of the Loan Documents, (v) inspecting any of the Property, books or records of the Borrower, (vi) the validity, enforceability, perfection, priority, condition, value or sufficiency of any collateral securing or purporting to secure the Loans or (vii) any mistake, error of judgment, or action taken or omitted to be taken in connection with the Loans or the Loan Documents.

         7. REPRESENTATIONS OF THE ASSIGNEE. The Assignee (i) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements requested by the Assignee and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment Agreement, (ii) agrees that it will, independently and without reliance upon the Paying Agent, the Assignor or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, (iii) appoints and authorizes the Paying Agent to take such action on its behalf and to exercise such powers under the Loan Documents as are delegated to the Paying Agent by the terms thereof, together with such powers as are reasonably incidental thereto, (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender, [and] (v) agrees that its payment instructions and notice instructions are as set forth in the attachment to Schedule 1, [and (vi) attaches the forms prescribed by the Internal Revenue Service of the United States certifying that the Assignee is entitled to receive payments under the Loan Documents without deduction or withholding of any United States federal income taxes].(2)

         8. INDEMNITY. The Assignee agrees to indemnify and hold the Assignor harmless against any and all losses, costs and expenses (including, without limitation, reasonable attorneys'

--------------------------

         (2) To be inserted if the Assignee is not incorporated under the laws of the United States, or a state thereof.

fees) and liabilities incurred by the Assignor in connection with or arising in any manner from the Assignee's non-performance of the obligations assumed under this Assignment Agreement.

         9. SUBSEQUENT ASSIGNMENTS. After the Effective Date, the Assignee shall have the right or obligation pursuant to Article XII of the Credit Agreement to assign the rights which are assigned to the Assignee hereunder to any entity or person, provided that (i) any such subsequent assignment does not violate any of the terms and conditions of the Loan Documents or any law, rule, regulation, order, writ, judgment, injunction or decree and that any consent required under the terms of the Loan Documents has been obtained and (ii) unless the prior written consent of the Assignor is obtained, the Assignee is not thereby released from its obligations to the Assignor hereunder, if any remain unsatisfied, including, without limitation, its obligations under Sections 4, 5 and 8 hereof.

         10. REDUCTIONS OF AGGREGATE COMMITMENT. If any reduction in the Aggregate Commitment occurs between the date of this Assignment Agreement and the Effective Date, [the percentage interests specified in Item 3 of Schedule 1 shall remain the same, but the dollar amount purchased shall be recalculated based on the reduced Aggregate Commitment] [the dollar amounts specified in Item 4 of Schedule 1 shall remain the same, but the percentage interests purchased shall be recalculated based on the reduced Aggregate Commitment].(3)

         11. ENTIRE AGREEMENT. This Assignment Agreement and the attached Notice of Assignment embody the entire agreement and understanding between the parties hereto and supersede all prior agreements and understandings between the parties hereto relating to the subject matter hereof.

         12. GOVERNING LAW. This Assignment Agreement shall be governed by the internal law, and not the law of conflicts, of the State of New York.

         13. NOTICES. Notices shall be given under this Assignment Agreement in the manner set forth in the Credit Agreement. For the purpose hereof, the addresses of the parties hereto (until notice of a change is delivered) shall be the addresses set forth in the attachment to Schedule 1.


---------------------------
(3) At option of parties.

         IN WITNESS WHEREOF, the parties hereto have executed this Assignment Agreement by their duly authorized officers as of the date first above written.

                                    [NAME OF ASSIGNOR]


                                    By:
                                       ----------------------------------
                                    Name:
                                         --------------------------------
                                    Title:
                                          -------------------------------



                                   [NAME OF ASSIGNEE]


                                    By:
                                       ----------------------------------
                                    Name:
                                         --------------------------------
                                    Title:
                                          -------------------------------

                                   SCHEDULE 1
                             to Assignment Agreement

1.   Description and Date of Credit Agreement:

     Credit Agreement dated as of December 10, 1998 by and among FDX Corporation, the Lenders party thereto, and Morgan Guaranty Trust Company of New York, as Paying Agent

2.   Date of Assignment Agreement:______________ ,_____

3. Amounts (As of Date of Item 2 above):

     a.   Total of Commitment
          (Loans)(4) under
          Credit Agreement                                    $_____________

     b.   Assignee's Percentage
          purchased under the
          Assignment Agreement(5)                              _____________%

4.   Assignee's (Loan Amount)
     Commitment Amount
     Purchased Hereunder:                                     $_____________


5.   Proposed Effective Date:                                  _________, _____


Accepted and Agreed:

[NAME OF ASSIGNOR]                        [NAME OF ASSIGNEE]


By:                                        By:
  ------------------------------             ---------------------------
Title:                                     Title:
     ---------------------------                ------------------------



----------------------------------
         (4) If the Commitment has been terminated, insert outstanding Loans in place of Commitment.

         (5) Percentage taken to 10 decimal places.

                  Attachment to SCHEDULE 1 to ASSIGNMENT AGREEMENT

                  Attach Assignor's Administrative Information Sheet, which
                      must include notice address for the Assignor and the Assignee

                                   EXHIBIT "I"
                             to Assignment Agreement

                                     NOTICE
                                  OF ASSIGNMENT
                                  -------------


                                                                  ,
                                                     ------------- -------

To:      FDX CORPORATION
         2600 Thousand Oaks Boulevard
         Suite 3110
         Memphis, Tennessee  38118
         Attn:    Treasurer

         MORGAN GUARANTY TRUST COMPANY OF NEW YORK
         60 Wall Street
         22nd Floor
         New York, New York  10260-0060
         Attn:  James Condon


From:    [NAME OF ASSIGNOR] (the "Assignor")

         [NAME OF ASSIGNEE] (the "Assignee")


         1. We refer to the Credit Agreement (the "Credit Agreement") described in Item 1 of Schedule 1 attached hereto ("Schedule 1"). Capitalized terms used herein and not otherwise defined herein shall have the meanings attributed to them in the Credit Agreement.

         2. This Notice of Assignment (this "Notice") is given and delivered to the Borrower and the Paying Agent pursuant to Section 12.3.3 of the Credit Agreement.

         3. The Assignor and the Assignee have entered into an Assignment
Agreement, dated as of        , (the "Assignment"), pursuant to which, among
other things, the Assignor has sold, assigned, delegated and transferred to the Assignee, and the Assignee has purchased, accepted and assumed from the Assignor the percentage interest specified in Item 3 of Schedule 1 of all outstanding, rights and obligations under the Credit Agreement relating to the facility identified in Item 3 of Schedule 1, including, without limitation, such interest in the Assignor's Commitments (if applicable) and the Loans owing to the Assignor relating to such facilities. The Effective Date of the Assignment shall be the later of the date specified in Item 5 of
Schedule 1 to the Assignment ("Schedule 1") or two Business Days (or such shorter period as agreed to by the Paying Agent) after this Notice of Assignment and any consents and fees required by Sections 12.3.1 and 12.3.3 of the Credit Agreement have been delivered to the Paying Agent, provided that the Effective Date shall not occur if any condition precedent agreed to by the Assignor and the Assignee has not been satisfied.

         4. The Assignor and the Assignee hereby give to the Borrower and the Paying Agent notice of the assignment and delegation referred to herein. The Assignor will confer with the Paying Agent before the date specified in Item 5 of Schedule 1 to determine if the Assignment Agreement will become effective on such date pursuant to Section 3 hereof, and will confer with the Paying Agent to determine the Effective Date pursuant to Section 3 hereof if it occurs thereafter. The Assignor shall notify the Paying Agent if the Assignment Agreement does not become effective on any proposed Effective Date as a result of the failure to satisfy the conditions precedent agreed to by the Assignor and the Assignee. At the request of the Paying Agent, the Assignor will give the Paying Agent written confirmation of the satisfaction of the conditions precedent.

         5. The Assignor or the Assignee shall pay to the Paying Agent on or before the Effective Date the processing fee of $4,000 required by Section
12.3.3 of the Credit Agreement.

         6. If notes evidencing the Assignor's Loans are outstanding on the Effective Date, the Assignor and the Assignee request and direct that the Paying Agent prepare and cause the Borrower to execute and deliver new notes or, as appropriate, replacement notes, to the Assignor and the Assignee. The Assignor and, if applicable, the Assignee each agree to deliver to the Paying Agent the original notes received by it from the Borrower upon its receipt of new notes in the appropriate amounts.

         7. The Assignee advises the Paying Agent that its notice and payment instructions are set forth in the attachment to Schedule 1.

         8. Each party consenting to the Assignment in the space indicated below hereby releases the Assignor from any obligations to it which have been assigned to and assumed by the Assignee.


NAME OF ASSIGNOR                           NAME OF ASSIGNEE


By:                                        By:
  ------------------------------             ---------------------------
Name:                                      Name:
     ---------------------------                ------------------------
Title:                                     Title:
     ---------------------------                ------------------------




Acknowledged by and                        Acknowledged by and
Consented to:                              Consented to:

MORGAN GUARANTY TRUST                      FDX CORPORATION
COMPANY OF NEW YORK,
as Paying Agent


By:                                        By:
  ------------------------------             ---------------------------
Name:                                      Name:
     ---------------------------                ------------------------
Title:                                     Title:
     ---------------------------                -----------------------

                 [Attach photocopy of Schedule 1 to Assignment]

                                   EXHIBIT "D"

                      FORM OF RELEASE OF SECURITY DOCUMENTS



                                           --------- --, ----
FDX CORPORATION
2600 Thousand Oaks Boulevard
Suite 3110
Memphis, Tennessee  38118
Attn:    Treasurer

[Insert any applicable Subsidiaries]

Ladies and Gentlemen:

         Reference is hereby made to the Credit Agreement dated as of December 10, 1998 among FDX Corporation, the Lenders named therein and Morgan Guaranty Trust Company of New York, as Paying Agent (the "Agreement"). Unless the context otherwise requires, all terms used in this release which are specifically defined in the Agreement shall have the meanings given such terms in the Agreement.

         The Borrower and certain of its Subsidiaries have granted to the Paying Agent for the benefit of (i) the Lenders and (ii) the lenders under each of the Existing Revolving Credit Documents and the Existing L/C Facility Documents, a Lien in certain Property (the "Specified Property") of such Persons, which Property constitutes Designated Collateral, pursuant to the Security Documents specified on Schedule "1" attached hereto (the "Specified Security Documents"). The Paying Agent, on behalf of itself, each of the Lenders, and the lenders under each of the Existing Revolving Credit Documents and the Existing L/C Facility Documents, hereby releases all Liens held by the Paying Agent for the benefit of such Persons on the Specified Property pursuant to the Specified Security Documents.

         The Paying Agent further agrees to execute and deliver to you such other documents, instruments and agreements, and to take such other action, as you may request, from time to time, to give effect to the provisions of this letter.

                                           MORGAN GUARANTY TRUST
                                           COMPANY OF NEW YORK,
                                           as Paying Agent


                                           By:
                                              --------------------------------

                                  Schedule "1"
                        to Release of Security Documents

                      LIST OF SPECIFIED SECURITY DOCUMENTS
                      ------------------------------------









                                        2